UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Preliminary Proxy Statements

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BEIGENE, LTD.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023

BeiGene

2023 Proxy Statement
& Notice of Annual Meeting

Letter to Shareholders
Dear Fellow Shareholders,
BeiGene continues to translate exceptional science into impactful medicines. We combine an outstanding 950-plus strong oncology research team with a global, clinical development team and advanced technology to more rapidly and cost-effectively run clinical trials. This enables us to develop innovative treatments that are more affordable and accessible to far more cancer patients around the world. I am proud to share that we already have reached more than 500,000 cancer patients across the globe with our medicines.
Today, the vision Xiaodong Wang and I shared when we founded BeiGene in 2010 is becoming a reality. We have grown into a more than 9,400- person global organization that is already redefining the nature of the biotech industry.
Our growth accelerated in 2022, with outstanding performances commercially, clinically, and organizationally. At a time when other biotechnology companies have felt the repercussions of the macro financial environment, we are well positioned with a strong financial foundation and expectations for significant growth. We are utilizing our considerable resources to advance strategic initiatives and a commercial and clinical pipeline that addresses 80 percent of the world’s cancers by type; and we are on track to deliver 14 new molecular entities into the clinic in the next 20 months.
On the commercial front, we achieved major milestones for our BTK inhibitor BRUKINSA®, which included U.S. Food and Drug Administration (FDA) approval in early 2023 to treat adult patients with relapsed/refractory (R/R) and first-line chronic lymphocytic leukemia (CLL) or small lymphocytic lymphoma (SLL). BRUKINSA has continued to grow impressively in both revenue and approvals around the world for a variety of indications. Tislelizumab, our anti-PD-1 monoclonal antibody, forms the backbone of our efforts in China and is well positioned for global success in more indications and combinations.
The successful execution of our commercial programs allows us to expand our global footprint and bring these innovative therapies to more patients around the world.
Commercial Success Sets the Stage for Future Growth
In 2022, our top-line growth was driven by outstanding progress in our commercial portfolio, centered around two cornerstone medicines, BRUKINSA and tislelizumab.
First approved in 2019, BRUKINSA is the foundation of our long-term hematology franchise. From 2022 through early 2023, we received 18 approvals for various indications across the globe, bringing the total number of markets where BRUKINSA is now approved for use to more than 65. Global sales doubled in last year to US$565 million, growing 159 percent over 2021, fueled in part by 34 launches in 20 markets since January 2022. With the global BTK inhibitor market expected to reach US$15 billion by 20261, we have only just begun to scratch the surface of our potential.
We believe BRUKINSA will become the BTK inhibitor of choice in the U.S. and around the world. In October 2022, we announced that BRUKINSA demonstrated statistically superior efficacy and a favorable cardiac safety profile as compared to IMBRUVICA® (ibrutinib) in the final analysis of progression-free survival (PFS) in the pivotal Phase 3 ALPINE trial in patients with R/R CLL or SLL. The results were presented as part of a late breaking abstract session at the 64th American Hematology Society (ASH) Annual Meeting, with simultaneous publication in The New England Journal of Medicine.
These data showing BRUKINSA’s superiority in terms of both safety and efficacy represent a potential paradigm shift for oncologists and other healthcare providers as they decide whether to prescribe or switch patients to BRUKINSA. BRUKINSA also now has the broadest label for a BTK inhibitor in the U.S. market. We continue to pursue additional approvals and indications for BRUKINSA through a global clinical program that includes more than 4,800 subjects enrolled in 29 markets to date.
In the U.S., tislelizumab is filed with the FDA for esophageal squamous cell carcinoma (ESCC), with one remaining inspection that has been delayed by COVID. We expect the review to be completed this year. In 2023, tislelizumab received approval from the China National Medical Products Administration (NMPA) for patients with locally advanced unresectable or

1
Morgan Stanley global BTKi market estimate. **CLL approved in China, FDA and EMA filings submitted in 2022.

Letter to Shareholders
metastatic gastroesophageal junction adenocarcinoma with high PD-L1 expression, marking its 10th approval in China over the past four years. Though tislelizumab came later to market in China as the seventh PD-1 inhibitor of its class, it is now the number-one therapy, with a market share of approximately 30. Tislelizumab generated revenue of US$423 million in 2022, growing 66 percent compared to 2021, despite the impact of Covid and related lockdowns. Tislelizumab continues on a path to global registrations and broader labels in indications for various solid tumors. This progress included the acceptance by the European Medicines Agency (EMA) of a marketing authorization application by our partner Novartis for the treatment of advanced or metastatic ESCC and non-small cell lung cancer (NSCLC).
Our portfolio in China comprises 16 approved medicines, including BRUKINSA and tislelizumab, as well as in-licensed products and collaborations with various partners. These products include Amgen’s multiple myeloma drug KYPROLIS® (carfilzomib), which entered the China market early last year, and BLINCYTO® (blinatumomab) for acute lymphocytic leukemia.
Leveraging Our Core Competencies to Create an Oncology Leader
Our mission is to make first-in-class and best-in-class targeted medicines and immunotherapies accessible and affordable to more patients around the world. Our success depends on the core competencies we have built over the past decade, including our science-driven research and development efforts, global clinical operations and trials, internal manufacturing footprint, and broad commercialization capabilities.
Our more than 2,700 global clinical development and medical affairs colleagues are working on more than 50 assets in clinical and commercial stages, with over 60 pre-clinical programs, the majority of which have best-in-class potential. We are one of the few mid-sized oncology companies that has run 15 global Phase 3 trials. This global footprint, including strong relationships with clinics around the world and an absence of contract research organizations, and adoption of the latest technologies provides us with the agility and cost discipline to advance innovative therapies in areas of high unmet need.
Our pipeline has advanced significantly within our hematology and solid tumor franchises. By investing in several technology platforms from protein degradation to bispecific T-cell engagers and antibody drug conjugates we have developed a strong pipeline of potential best-in-class therapies spanning multiple targets.
We have an investigational, highly selective and highly potent oral BCL-2 inhibitor, BGB-11417, which delivered promising early-stage clinical data in patients with CLL, non-Hodgkin’s lymphoma (NHL), and acute myeloid leukemia (AML). And we have multiple Phase 2 study initiations to evaluate our next wave IO molecules, including LAG3, OX40 and TIM3.
To support our clinical and operational efforts around the world, we began construction of our U.S. flagship manufacturing and clinical R&D facility at the Princeton West Innovation Campus in Hopewell, New Jersey. We also continued the construction of our new small molecule manufacturing campus in Suzhou, China, and completed the latest expansion and Good Manufacturing Practices (GMP) certification of our state-of-the-art biologics manufacturing facility in Guangzhou, China, with additional expansion expected to be completed in the second quarter of 2023.
Operational Discipline, ESG, Diversity & Health Equity Help Us Better Serve Patients
While the cost of capital has risen significantly, BeiGene is well-positioned to leverage our global scale and financial strength for long-term growth, with extensive cash reserves, substantial revenue from our cornerstone assets, and a proven track record of fiscal discipline. Our product revenue growth has meaningfully outpaced our operating expense growth, and we expect this rate to accelerate, providing us with operating leverage and the ability to continue to generate value.
We are a global company, and we understand that we must do our part to contribute to the health of the environment in the communities where we live and work, to overcome global healthcare inequities, and to ensure diversity, equity, inclusion, and belonging (DEI&B) is part of our corporate culture. In 2022 we redefined our global Environmental, Social, and Governance (ESG) strategy as “Change Is the Cure,” and aligned across five focus areas: advancing global health, empowering people, innovating sustainably, supporting communities, and operating responsibly. This roadmap guides our efforts in everything we do, ensures that we are making business decisions that benefit all our stakeholders, and positions us to realize our vision of making

Letter to Shareholders
high quality therapies more accessible and affordable to more people around the world.
We also formed an internal Diversity & Health Equity Council charged with expanding our corporate diversity initiatives, ensuring the continued affordability and accessibility of our medicines, and promoting greater patient diversity in the company’s global clinical trial ecosystem, which has enrolled more than 20,000 patients across more than 45 markets to date. We view health equity and DEI&B as closely related — under the umbrella of treating everyone with respect and helping them to thrive — and our decision to combine our DEI&B and health equity platforms reflects a holistic approach to addressing the complex societal barriers that have historically prevented equity and access. One of the key advantages of connecting these efforts is that having a diverse and engaged workforce will help us better understand and serve the unique needs of our various patient populations.
Furthering Our Aspirations in 2023
We entered 2023 with robust momentum and well-positioned to continue growing revenue and advancing our clinical programs. We have developed a truly unique platform with entrenched competitive advantages built on a global ecosystem that we designed from the ground up to foster exceptional science and deliver innovation to more patients around the world.
During 2023 we expect to expand access to BRUKINSA and tislelizumab in new markets and new indications, as well as delivering data readouts for several early-stage pipeline candidates and advancing late-stage programs.
With one of the world’s largest oncology research teams, and a track record validated by clinical results, global approvals, and major pharma collaborations, we believe we have built a platform to accomplish our long-term goal of transforming the industry by making impactful cancer treatments more accessible and more affordable. While the challenges that have faced the industry and the world over the last few years continue, we are focused on our unrelenting pursuit of exceptional science and broad impact by cost-effectively driving global operational excellence.
I am proud of the progress BeiGene has made, and attribute this to our great team of dedicated colleagues who are passionate about our mission. We will continue to invest in achieving our strategic goals and putting patients first so that we can accelerate our fight against cancer around the world.
On behalf of our Board of Directors, our leadership team, and all our talented colleagues, I thank you for your support of BeiGene.
Sincerely,
John V. Oyler
Co-Founder, CEO and Chairman of BeiGene

Notice of 2023 Annual General Meeting of Shareholders
This document shall also serve as a circular to holders of the ordinary shares of BeiGene, Ltd. for purposes of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited (the “HK Listing Rules”) and the Science and Technology Innovation Board of the Shanghai Stock Exchange (the “STAR Market Rules”)
BEIGENE, LTD.
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands

Time and Date June 15, 2023 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands

Record Date
The record date for the determination
of the shareholders entitled to vote at
our Annual Meeting of Shareholders,
or any adjournments or
postponements thereof, was
5:00 a.m. Cayman Islands Time on
April 17, 2023

General Information
Nasdaq: BGNE	HKEX: 06160	SSE: 688235
This Proxy Statement is being mailed to shareholders on or about May 2, 2023.

Notice of 2023 Annual General Meeting of Shareholders
Notice is hereby given that the 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeiGene, Ltd. (the “Company”) will be held on June 15, 2023, at 8:30 a.m. local time, at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands. The purpose of the meeting is to consider and vote on the following:
1.
ordinary resolution: to re-elect Dr. Margaret Dugan to serve as a Class I director until the 2026 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal;

2.
ordinary resolution: to re-elect John V. Oyler to serve as a Class I director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.
ordinary resolution: to re-elect Dr. Alessandro Riva to serve as a Class I director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

4.
ordinary resolution: to approve and ratify the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s reporting accounting firms for the fiscal year ending December 31, 2023;

5.
ordinary resolution: to authorize the Board of Directors to fix the auditors’ remuneration for the fiscal year ending December 31, 2023;

6.
ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding our ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or American Depositary Shares (“ADSs”) not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

7.
ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

8.
ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;

9.
ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;

10.
ordinary resolution: to approve the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen;

Notice of 2023 Annual General Meeting of Shareholders
11.
ordinary resolution: to approve the grant of restricted share units (“RSUs”) with a grant date fair value of US$5,500,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in this Proxy Statement;

12.
ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

13.
ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

14.
ordinary resolution: non-binding, advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement;

15.
special resolution: to adopt the Seventh Amended and Restated Memorandum and Articles of Association of the Company as described in this Proxy Statement;

16.
ordinary resolution: to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above; and

17.
to transact such other business as may properly come before the Annual Meeting.

The proposals for the election of directors relate to the election of Class I directors nominated by the Board of Directors. Proposals 5 through 13 and 15 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The Board of Directors has fixed 5:00 a.m. Cayman Islands Time on April 17, 2023 as the record date. Holders of record of our ordinary shares as of 5:00 a.m. Cayman Islands Time on the record date are entitled to attend and vote at the Annual Meeting and any adjournment or postponement.
We intend to hold the Annual Meeting in person at the location specified above. However, we are actively monitoring the coronavirus (“COVID-19”) pandemic and we are sensitive to the public health and travel concerns our shareholders may have and the protocols that national and local governments may impose. In the event that it is not possible or advisable to hold the Annual Meeting in person at the location specified above, we will announce on our Annual Meeting website (www.beigene.com), the website of the U.S. Securities and Exchange Commission (www.sec.gov), the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) and the website of Shanghai Stock Exchange (www.sse.com.cn) alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at an alternative location or by means of remote communication. Please monitor our Annual Meeting website, and the websites of the U.S. Securities and Exchange Commission, Hong Kong Exchanges and Clearing Limited and Shanghai Stock Exchange for updated information. If you are planning to attend the Annual Meeting, please check the websites one week prior to the meeting date. As always, we encourage you to vote your shares by proxy or voting instruction prior to the Annual Meeting.
The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Board of Directors has approved the proposals and recommends that you vote FOR each director nominee and FOR each other proposal described in this Proxy Statement.
Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this Proxy Statement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this Proxy Statement.
This Proxy Statement, for which the directors collectively and individually accept full responsibility, includes particulars given in compliance with the HK Listing Rules for the purpose of giving information with regard to the Company. The directors, having made all reasonable inquiries, confirm that to the best of their knowledge and belief, the information contained in this Proxy Statement is accurate and complete in all material respects and not misleading or deceptive, and there are no other matters the omission of which would make any statement herein or this Proxy Statement misleading.

Notice of 2023 Annual General Meeting of Shareholders
As of the date of this Proxy Statement, the Board of Directors of the Company is comprised of Mr. John V. Oyler as Chairman and executive director and Dr. Xiaodong Wang as non-executive director, and Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi as independent non-executive directors.
Your vote is important.
As promptly as possible, you are urged to complete, sign, date and return the accompanying form of proxy to Mourant Governance Services (Cayman) Limited (for holders of our ordinary shares registered on our Cayman Islands register) and to Computershare Hong Kong Investor Services Limited (for holders of our ordinary shares registered on our Hong Kong register) no later than 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time, on June 13, 2023 or your voting instructions to Citibank, N.A. (for holders of our ADSs) no later than 10:00 a.m. New York Time, on June 5, 2023 if you wish to exercise your voting rights. Holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the Shanghai Stock Exchange (“SSE”) trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the Science and Technology Innovation Board (“STAR Market”) of the SSE on June 15, 2023; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 15, 2023. Holders of our RMB shares as of the record date can also attend the Annual Meeting in person to vote on the proposals. Further announcement will be made by the Company on the website of the SSE regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the SSE in accordance with the STAR Market Rules.

Notice of 2023 Annual General Meeting of Shareholders
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 15, 2023
The accompanying Proxy Statement and annual report to shareholders for the year ended December 31, 2022 will also be available to the public at www.beigene.com under “Investors — Nasdaq Investors — Filings & Financials — Financial Document Library”, on the website of the U.S. Securities and Exchange Commission (www.sec.gov), on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) and on the website of Shanghai Stock Exchange (www.sse.com.cn). The form of proxy for use at the Annual Meeting is also enclosed. Such form of proxy is also published on the websites of the Company (www.beigene.com), the U.S. Securities and Exchange Commission (www.sec.gov), and Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk). A form of proxy to be used by holders of RMB shares will be published on the website of the Shanghai Stock Exchange (www.sse.com.cn).
By Order of the Board of Directors,
Chan Lee
Senior Vice President, General Counsel
April 27, 2023
Notice to holders of the ordinary shares of BeiGene, Ltd.:
This Proxy Statement is important and requires your immediate attention. If you are in any doubt as to any aspect of this Proxy Statement or as to the action to be taken, you should consult your stockbroker or other registered dealer in securities, bank manager, solicitor, professional accountant or other professional adviser.

BeiGene, Ltd.
Proxy Statement for
2023 Annual General Meeting
of Shareholders
BeiGene 2023 Proxy Statement :: i

General Information
BeiGene, Ltd.
Proxy Statement
for the 2023 Annual General Meeting of Shareholders
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of BeiGene, Ltd. (the “Company”) for use at its 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on June 15, 2023 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of Annual General Meeting. This Proxy Statement is being mailed to shareholders on or about May 2, 2023.
We intend to hold the Annual Meeting in person at the location specified above. However, we are actively monitoring the coronavirus (“COVID-19”) pandemic and we are sensitive to the public health and travel concerns our shareholders may have and the protocols that national and local governments may impose. In the event that it is not possible or advisable to hold the Annual Meeting in person at the location specified above, we will announce on our Annual Meeting website (www.beigene.com), the website of the U.S. Securities and Exchange Commission (www.sec.gov), the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) and the website of Shanghai Stock Exchange (www.sse.com.cn) alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at an alternative location or by means of remote communication. Please monitor our Annual Meeting website, and the websites of the U.S. Securities and Exchange Commission, Hong Kong Exchanges and Clearing Limited and Shanghai Stock Exchange for updated information. If you are planning to attend the Annual Meeting, please check the websites one week prior to the meeting date. As always, we encourage you to vote your shares by proxy or voting instruction prior to the Annual Meeting.
For a proxy to be effective, it must be properly executed and dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) at the offices of our registrar in the Cayman Islands, Mourant Governance Services (Cayman) Limited (the “Cayman Registrar”) (for holders of our ordinary shares registered on our Cayman Islands register of members (the “Cayman Register”)) or at the offices of our registrar in Hong Kong, Computershare Hong Kong Investor Services Limited (the “HK Registrar”) (for holders of our ordinary shares registered on our Hong Kong register of members (the “HK Register”)) so as to be received no later than 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time, on June 13, 2023. Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted:
1.
FOR the re-election of Dr. Margaret Dugan to serve as a Class I director until the 2026 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal;

2.
FOR the re-election of John V. Oyler to serve as a Class I director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.
FOR the re-election of Dr. Alessandro Riva to serve as a Class I director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

4.
FOR the approval and ratification of the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s reporting accounting firms for the fiscal year ending December 31, 2023;

5.
FOR the authorization of the Board of Directors to fix the auditors’ remuneration for the fiscal year ending December 31, 2023;

BeiGene 2023 Proxy Statement :: 1

General Information
6.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding our ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or American Depositary Shares (“ADSs”) not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

7.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

8.
FOR the authorization of the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;

9.
FOR the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;

10.
FOR the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 (the “Restated Second Amendment”) to the Share Purchase Agreement dated October 31, 2019 (the “Share Purchase Agreement”), as amended, by and between the Company and Amgen;

11.
FOR the grant of restricted share units (“RSUs”) with a grant date fair value of US$5,500,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in this Proxy Statement;

12.
FOR the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

13.
FOR the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

14.
FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement;

15.
FOR the approval of the Seventh Amended and Restated Memorandum and Articles of Association of the Company as described in this Proxy Statement;

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16.
FOR the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above; and

17.
At the discretion of the proxy holder(s) with regard to all other matters that may properly come before the Annual Meeting.

Proposals 5 through 13 and 15 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
We will pay all of the costs of soliciting proxies. Our directors, officers and employees may also solicit proxies; however, we will not pay them additional compensation for any of these services. Proxies may be solicited by telephone, email, facsimile, personal solicitation or otherwise.
In this Proxy Statement, the terms “BeiGene,” “we,” “us,” and “our” refer to BeiGene, Ltd., and, unless the context otherwise requires, refer to its subsidiaries as well. The mailing address of our principal executive offices is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Please note that while our proxy materials and our Annual Report on Form 10-K are available on our website, no other information contained on the website is incorporated by reference into or considered to be part of this document or our Annual Report on Form 10-K.
Shareholders Entitled to Vote; Record Date
Only holders of record of our ordinary shares, par value US$0.0001 per share, at 5:00 a.m. Cayman Islands Time on April 17, 2023 (the “record date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting. As of 5:00 a.m. Cayman Islands Time on the record date, we had outstanding 1,362,652,101 ordinary shares, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting, except as otherwise provided in this Proxy Statement. On the record date, 861,307,343 of the 1,362,652,101 outstanding ordinary shares were held in the name of Citibank, N.A. (the “Depositary”) as depositary for the ADSs, which issues Company-sponsored American Depositary Receipts, evidencing 66,254,411 ADSs that in turn each represent 13 of our ordinary shares, and 115,055,260 of the outstanding ordinary shares were RMB shares. Each shareholder of record is entitled to one vote for each ordinary share held by such shareholder.
Quorum
We are an exempted company incorporated in the Cayman Islands with limited liability, and our affairs are governed by our amended and restated memorandum and articles of association, which we refer to as our “articles”; the Companies Act (as amended) of the Cayman Islands, which we refer to as the “Cayman Companies Act”; and the common law of the Cayman Islands.
The quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. Therefore, a quorum will be present if 681,326,051 ordinary shares are present in person or by proxy. The quorum required for a general meeting at which a special resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least two-thirds of all votes capable of being exercised on a poll. Therefore, a quorum will be present if 908,434,734 ordinary shares are present in person or by proxy.
Abstentions and broker non-votes will be counted towards the quorum requirement.
Voting
An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting, while a special resolution requires the affirmative vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting (except for certain types of winding up of the Company, in which case the required majority to pass a special
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resolution is 100%). Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of our Company, as permitted by the Cayman Companies Act and our articles. A special resolution is required for important matters such as a change of name and amendments to our articles. Our shareholders may effect certain changes by ordinary resolution, including increasing the amount of our authorized share capital, consolidating and dividing all or any of our share capital into shares of larger amounts than our existing shares and cancelling any authorized but unissued shares.
Proposals 1 through 14 and 16 of this Proxy Statement are all ordinary resolutions. The quorum required for the Annual Meeting to approve Proposals 1 through 14 and 16 shall consist of shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. Approval of Proposals 1 through 14 and 16 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Proposal 15 of this Proxy Statement is a special resolution. The quorum required for the Annual Meeting to approve Proposal 15 shall consist of shareholders present in person or by proxy who together hold shares carrying the right to at least two-thirds of all the votes capable of being exercised on a poll. Approval of Proposal 15 requires the favorable vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting.
Persons who hold our ordinary shares directly on the Cayman Register on the record date (“Cayman record holders”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com; or (2) attend the Annual Meeting in person to vote on the proposals.
Persons who hold our ordinary shares directly on the HK Register on the record date (“HK record holders,” and together with the Cayman record holders, “record holders”) must either (1) return an executed form of proxy by mail or by hand to the offices of the HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong; or (2) attend the Annual Meeting in person to vote on the proposals.
Persons who hold our RMB shares listed on the STAR Market of the SSE on the record date must either (1) vote through the online voting systems of the SSE; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 15, 2023; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 15, 2023. Further announcement will be made by the Company on the website of the Shanghai Stock Exchange regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the Shanghai Stock Exchange in accordance with the STAR Market Rules.
However, in the event that it is not possible or advisable for shareholders to travel to the location specified above to attend the meeting in person due to the COVID-19 pandemic, shareholders must vote their shares prior to the Annual Meeting by returning an executed form of proxy as described above. Holders of RMB shares can continue to vote online as described above.
Persons who own our ordinary shares indirectly on the record date through a brokerage firm, bank or other financial institution, including persons who own our ordinary shares in the form of ADSs through the Depositary (“beneficial owners”), must return a voting instruction form to have their shares or the shares underlying their ADSs, as the case may be, voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial owners may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a “broker non-vote”). Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under applicable stock exchange rules but not with respect to “non-routine” matters. Other than Proposal 4, all other proposals are considered to be “non-routine” under applicable stock exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 4 is considered to be “routine” under applicable stock exchange rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal 4.
ADS holders are not entitled to vote directly at the Annual Meeting, but the Deposit Agreement, dated as of February 5, 2016, as amended (the “Deposit Agreement”), by and among the Depositary, the Company and the holders of ADSs, permits registered holders of ADSs as of the record date to instruct the Depositary how to exercise their voting rights pertaining to the ordinary shares so represented. The Depositary has agreed that it will endeavor, insofar as practicable and permitted under applicable law and the
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provisions of the Deposit Agreement, to vote (in person or by delivery to the Company of a proxy) the ordinary shares registered in the name of the Depositary in accordance with the voting instructions received from the ADS holders. If the Depository does not receive instructions from a holder, such holder shall be deemed, and the Depository shall (unless otherwise specified in the notice distributed to holders of ADSs) deem such holder, to have instructed the Depository to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by such holders’ ADSs, provided that no such discretionary proxy may be given by the Depositary with respect to any matter to be voted upon that we inform the Depositary that (a) we do not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of ordinary shares may be materially adversely affected. In the event that the instruction card is executed but does not specify the manner in which the ordinary shares represented are to be voted (i.e., by marking a vote “FOR,” “AGAINST” or any other option), the Depositary will vote in respect of each proposal as recommended by the Board of Directors as described in the Notice of Annual General Meeting. Instructions from the ADS holders must be sent to the Depositary so that the instructions are received by no later than 10:00 a.m. New York Time on June 5, 2023.
Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal.
We have retained the Cayman Registrar to hold and maintain our Cayman Register and the HK Registrar to hold and maintain our HK Register. The Cayman Registrar and the HK Registrar will be engaged by us to take delivery of completed forms of proxy posted to them in accordance with the details above.
We encourage you to vote by proxy by mailing or emailing or sending by hand an executed form of proxy in accordance with the instructions and deadlines above. Voting in advance of the Annual Meeting will ensure that your shares will be voted and reduce the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder of our ordinary shares may attend the Annual Meeting in person and may revoke the enclosed form of proxy at any time by:
•
executing and delivering to the Cayman Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 13, 2023; or

•
voting in person at the Annual Meeting.

However, in the event that it is not possible or advisable for shareholders to travel to the location specified above to attend the meeting in person due to the COVID-19 pandemic, any record holder of our ordinary shares may revoke the enclosed form of proxy at any time by executing and delivering to the Cayman Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 13, 2023.
Beneficial owners of our ordinary shares and ADSs representing our ordinary shares who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution or the Depositary, as applicable, for information on how to do so. Beneficial owners who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding our ordinary shares on their behalf in order to obtain a “legal proxy” which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial owners cannot attend or vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. Record holders of ADSs who wish to attend the Annual Meeting and vote in person should contact the Depositary (and beneficial owners wishing to do the same should contact their brokerage firm, bank or other financial institution holding their ADSs) to cause their ADSs to be cancelled and the underlying shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement so as to be recognized by us as a record holder of our ordinary shares.
The Company strongly recommends that you monitor the development of the COVID-19 pandemic and assess, based on social distancing practices, the necessity for attending the Annual Meeting in person. Accordingly, the Board of Directors respectfully requests that the shareholders appoint the Chairman of the Annual Meeting as their proxy rather than a third party to attend and vote on their behalf at the Annual Meeting (or any adjournment or postponement thereof).
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No Appraisal Rights
Our shareholders have no rights under the Cayman Companies Act or under our articles to exercise dissenters’ or appraisal rights with respect to the proposals being voted on.
Expenses of Solicitation
We are making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for any Internet access charges that you may incur. Our officers, directors and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, emails or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.
Procedure for Submitting Shareholder Proposals
The Cayman Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case the Board of Directors is obliged to convene an extraordinary general meeting and to submit the resolutions put forward to a vote at such meeting. Additionally, under our articles, at a properly requisitioned extraordinary general meeting, our shareholders will have the right to propose resolutions with respect to the election, appointment or removal of directors. Our articles provide no other right to put any proposals before annual general meetings or extraordinary general meetings. As a Cayman Islands exempted company, we are not obligated by law to call annual general meetings of shareholders. However, our corporate governance guidelines require us to call such meetings every year to the extent required by the listing rules of any stock exchange on which our ordinary shares, ADSs or RMB shares are traded.
Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2024 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than December 30, 2023, and must otherwise comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any shareholder proposal for the annual general meeting of shareholders in 2024, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by the Company in writing no later than March 18, 2024. If the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the U.S. Securities and Exchange Commission (“SEC”), and on the website of Hong Kong Exchange and Clearing Limited (www.hkexnews.hk) and the website of Shanghai Stock Exchange (www.sse.com.cn). A copy of all notices of proposals by shareholders should be sent to us at BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 23, 2024. Any shareholder wishing to submit a director nominee for inclusion it the Company’s 2024 proxy statement should provide the nominee information within the timeframe set forth by our articles and SEC rules.
Results of Annual Meeting
Results of the Annual Meeting will be posted on the website of the Company (www.beigene.com), on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk), on the website of Shanghai Stock Exchange (www.sse.com.cn) upon the conclusion of the Annual Meeting, and on the website of the SEC (www.sec.gov) in a Current Report on Form 8-K filed by us within four business days of the conclusion of the Annual Meeting.
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OVERVIEW OF PROPOSALS
This Proxy Statement contains the following 16 proposals requiring shareholder action:
Proposals 1 to 3 request the re-election of three directors;
Proposal 4 requests the approval and ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as our reporting accounting firms for the fiscal year ending December 31, 2023;
Proposal 5 requests the authorization to the Board of Directors to fix the auditors’ remuneration for the fiscal year ending December 31, 2023;
Proposal 6 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding RMB shares) and/or ADSs not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement.
Proposal 7 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement.
Proposal 8 requests the authorization of the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;
Proposal 9 requests the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;
Proposal 10 requests the approval of the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen;
Proposal 11 requests the approval of the grant of RSUs with a grant date fair value of US$5,500,000 to Mr. John V. Oyler under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 12 requests the approval of the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 13 requests the approval of the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
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Proposal 14 requests the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement;
Proposal 15 requests the adoption of the Seventh Amended and Restated Memorandum and Articles of Association of the Company as described in this Proxy Statement; and
Proposal 16 requests the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above (the “Adjournment Proposal”).
Proposals 5 through 13 and 15 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. Each of the proposals is discussed in more detail in the pages that follow.
8 :: BeiGene 2023 Proxy Statement

Proposals 1 — 3. Election of Directors
Our articles provide that persons standing for election as directors at a duly constituted general meeting of shareholders with a requisite quorum shall be elected by an ordinary resolution of our shareholders, which requires the affirmative vote of a simple majority of the votes cast on the resolution by the shareholders entitled to vote who are present in person or by proxy at the meeting. Our articles further provide that the Board of Directors will be divided into three groups designated as Class I, Class II and Class III with as nearly equal a number of directors in each group as possible, with each director serving a three-year term and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.
Upon the expiration of the term of each class, each director in that class, if nominated by the Board of Directors, shall be eligible for re-election at the annual general meeting to hold office for another three-year term and until such director’s successor has been duly elected. Our articles provide that, unless otherwise determined by shareholders in a general meeting, the Board of Directors will consist of not less than three directors. We have no provisions relating to retirement of directors upon reaching a specified age.
In the event of a vacancy arising from the resignation of a director or as an addition to the existing board, the Board of Directors may, by the affirmative vote of a simple majority of the remaining directors present and voting at a board meeting, appoint any person to be a director.
For so long as our ordinary shares or ADSs are listed on The Nasdaq Global Select Market (“Nasdaq”), and The Stock Exchange of Hong Kong Limited (“HKEx”), our directors are required to comply with the director nomination procedures of Nasdaq rules and the HK Listing Rules, and the Board of Directors is required to include at least such number of independent directors as required by Nasdaq rules and the HK Listing Rules.
The terms of the Class I directors are scheduled to expire on the date of the 2023 Annual Meeting. John V. Oyler, a current Class I director was most recently re-elected by the shareholders at the 2020 Annual Meeting. Additionally, Dr. Margaret Dugan and Dr. Alessandro Riva were both newly elected as Class I directors by the shareholders for a one-year term at the 2022 Annual Meeting. Based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”), the Board of Directors’ nominees for election by the shareholders are Dr. Margaret Dugan, John V. Oyler and Dr. Alessandro Riva, who are the current Class I members. If elected, each nominee of Class I members will serve as a director until the annual general meeting of shareholders in 2026, and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.
We have received from each of Dr. Margaret Dugan and Dr. Alessandro Riva an annual confirmation of independence pursuant to Nasdaq rules and Rule 3.13 of the HK Listing Rules and consider each of them independent under Nasdaq rules and the HK Listing Rules.
The names of and certain information about the directors in each of the three classes are set forth below. There are no family relationships among any of our directors or executive officers.
The proxy in the form presented will be voted, unless otherwise indicated, for the election of each of the Class I director nominees listed above to the Board of Directors. If any of the nominees should for any reason be unable or unwilling to serve at any time prior to the Annual Meeting, the proxies will be voted for the election of a substitute nominee designated by the Board of Directors.
Set forth below are the biographies of each director, as well as a discussion of the particular experience, qualifications, attributes, and skills that led the Board of Directors to conclude that each such person nominated to serve or currently serving on the Board of Directors should serve as a director. We do not enter into service contracts with our directors. Except as disclosed herein, there is no additional information required to be disclosed pursuant to Rule 13.51(2) of the HK Listing Rules and there are no other matters concerning the directors that need to be brought to the attention of the shareholders for purposes of the Annual Meeting.
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Proposals 1 — 3. Election of Directors
Nominees of Class I Directors for Election for a Three-Year Term Ending at the 2026 Annual General Meeting
The names of the nominees for Class I directors and certain information about each as of April 17, 2023 are set forth below.
Name	Position(s)	Director since	Age
Dr. Margaret Dugan	Director	2022	66
John V. Oyler	Director	2010	55
Dr. Alessandro Riva	Director	2022	62
Dr. Margaret Dugan

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 66 Director Since: Feb. 2022 Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee (Chair) Scientific Advisory Committee	Experience:
	2021-Present:	SonALAsense Pharmaceuticals (Senior Medical Consultant)
	2018-Present:	Dracen Pharmaceuticals (Chief Medical Officer)
	2018-2020:	Salarius Pharmaceuticals (Senior Medical Advisor and Consultant)
Prior:	Novartis Pharmaceuticals Corp. (Senior Vice President of Clinical Development)
Schering-Plough (Director, Oncology Clinical Research)
American Cyanamid (Deputy Director, Clinical Research, Oncology)
New York University Medical Center (Research Fellow, Hematology and Oncology Clinical Trials)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Dr. Dugan received her B.A. from New York University in 1977 and her M.D. in hematology and oncology from New York University in 1981. We believe that Dr. Dugan’s extensive scientific and leadership experience in the healthcare sector qualifies her to serve on, and contribute to the diversity of, the Board of Directors.
As of April 17, 2023, Dr. Dugan was interested in 73,918 ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

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Proposals 1 — 3. Election of Directors
John V. Oyler

CHAIRMAN OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 55 Director Since: Oct. 2010 Committees: N/A	Experience:
	2010-Present:	BeiGene, Ltd. (Co-founder, Chief Executive Officer and Chairman)
Prior:
BioDuro, LLC (President and Chief Executive Officer)
Galenea Corp. (Chief Executive Officer)
Telephia, Inc. (Founder and President)
Genta, Inc. (Co-Chief Executive Officer)
McKinsey & Company (Management Consultant)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996. We believe that Mr. Oyler’s extensive leadership, executive, managerial, business and pharmaceutical and biotechnology company experience, along with his years of industry experience in the development of pharmaceutical products, qualifies him to serve as a member of the Board of Directors.
As of April 17, 2023, Mr. Oyler was interested in 73,923,409 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

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Proposals 1 — 3. Election of Directors
Dr. Alessandro Riva

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 62 Director Since: Feb. 2022 Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee (Co-Chair)	Experience:
	2021-Present:	Intima Bioscience (Chief Executive Officer)
	2019-2021:	Ichnos Sciences (Chief Executive Officer)
	2017-2019:	Gilead Sciences (Executive Vice President and Global Head of Oncology Therapeutics and Cell & Gene Therapy)
Prior:	Novartis Pharmaceuticals (Executive Vice President and Global Head of Oncology Development and Medical Affairs)
Novartis Oncology (Interim President)
Breast Cancer International Research Group (Co-Founder)
Cancer International Research Group (Co-Founder and Chief Executive Officer)
Farmitalia Carlo Erba
Rhône-Poulenc Rorer
Aventis

Other Public Company Directorships:
2022-Present: Transgene SA (Chair)
2021-Present: Century Therapeutics
Former Public Company Directorships:
N/A
Qualifications:
Dr. Riva received his M.D. in medicine and surgery from the University of Milan and board certification in oncology and hematology from the same institution. We believe that Dr. Riva’s extensive scientific and management experience in the healthcare sector qualifies him to serve on the Board.
As of April 17, 2023, Dr. Riva was interested in 73,918 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

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Proposals 1 — 3. Election of Directors
Nomination Policy and Procedure for Independent Non-executive Directors
When nominating candidates for election to the Board of Directors, the Nominating Committee of the Board of Directors evaluates skills, knowledge and experience required by the Board of Directors, and identifies if there are any special requirements for the vacancy.
The Nominating Committee identifies appropriate candidates and discusses and votes in respect of the nominated directors, and recommends candidates for directors to the Board of Directors. In reviewing the structure of the Board of Directors, the Nominating Committee will consider board diversity from a number of aspects, including but not limited to nationality, ethnicity, gender, age, skills, expertise, and industry and regional experience. All Board of Directors nominations will be based on meritocracy and candidates will be considered against criteria including talent, skills and experience as may be necessary for the operation of the Board of Directors as a whole, with a view to maintaining a sound balance of the Board of Directors’ composition, and where nomination of independent non-executive directors is under consideration, the requirements of Rule 3.13 of the HK Listing Rules shall be satisfied.
The Nominating Committee is of the view that the re-election of Dr. Margaret Dugan as an independent non-executive director will enrich the Company’s knowledge and experience in scientific and clinical development and promote diversity on the Board of Directors.
The Nominating Committee is of the view that the re-election of Dr. Alessandro Riva as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector.
In view of the above, in April 2023, the Nominating Committee recommended to the Board of Directors that Dr. Margaret Dugan and Dr. Alessandro Riva be nominated for re-election to the Board of Directors and the Board of Directors has recommended them to be elected by shareholders at the Annual Meeting.
The Board of Directors considers that each of the candidates for independent non-executive director has many years of experience working in various sectors globally and has made significant contributions. Their election will facilitate better supervision of the Company’s business operations. Moreover, each of the candidates for independent non-executive directors has confirmed his or her independence pursuant to Rule 3.13 of the HK Listing Rules. The Board of Directors also considers that Dr. Margaret Dugan, and Dr. Alessandro Riva meet the independence guidelines set out in Rule 3.13 of the HK Listing Rules and is independent in accordance with the terms of the guidelines.
BeiGene 2023 Proxy Statement :: 13

Proposals 1 — 3. Election of Directors
Directors Not Standing for Re-Election
The names of and certain information as of April 17, 2023 about the members of the Board of Directors who are not standing for re-election at the 2023 Annual Meeting are set forth below.
Name	Position(s)	Director Since	Age
Donald W. Glazer	Director	2013	78
Michael Goller	Director	2015	48
Anthony C. Hooper	Director	2020	68
Ranjeev Krishana	Director	2014	49
Thomas Malley	Director	2016	54
Dr. Corazon (Corsee) D. Sanders	Director	2020	66
Dr. Xiaodong Wang	Director	2016	60
Qingqing Yi	Director	2014	51
14 :: BeiGene 2023 Proxy Statement

Proposals 1 — 3. Election of Directors
Class II Directors Continuing in Office Until the 2024 Annual General Meeting
Donald W. Glazer

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 78 Director Since: Feb. 2013 Committees: Nominating and Corporate Governance Committee (Chair)	Experience:
	1997-Present:	Goodwin Procter LLP (Advisory Counsel)
Prior:	Provant, Inc. (Co-Founder, Secretary and Vice Chair)
Mugar/Glazer Holdings (President)
New England Television Corp. and WHDH-TV, Inc. (Vice Chairman of Finance)
Ropes & Gray LLP, Emerging Companies Group (Partner and Chair, Emerging Companies Group)
Harvard Law School (Lecturer)

Other Public Company Directorships:
2000-Present: GMO Trust (Chair and Member of the Board of Trustees)
Former Public Company Directorships:
N/A
Qualifications:
Mr. Glazer received his A.B. from Dartmouth College in June 1966; J.D. from Harvard Law School in June 1969, where he was an editor of the Harvard Law Review; and L.L.M. from the University of Pennsylvania Law School in May 1970.
Additionally, Mr. Glazer is a co-author of both Glazer and FitzGibbon on Legal Opinions, Third Edition (Aspen Publishers) and Massachusetts Corporation Law & Practice, Second Edition (Aspen Publishers).
We believe that Mr. Glazer’s qualifications to serve on the Board of Directors include his extensive leadership, executive, managerial, business, and corporate legal experience.

BeiGene 2023 Proxy Statement :: 15

Proposals 1 — 3. Election of Directors
Michael Goller

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 48 Director Since: Apr. 2015 Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee	Experience:
	2005-Present:	Baker Brother Investments (Partner)
	Prior:	JPMorgan Partners, LLC (Associate) Merrill Lynch and Co. (Investment Banker)

Other Public Company Directorships:
2015-Present: DBV Technologies SA
Former Public Company Directorships:
N/A
Qualifications:
Mr. Goller received a B.S. in Molecular and Cell Biology from The Pennsylvania State University in May 1997, and a Master in both Biotechnology (School of Engineered and Applied Sciences) and Business Administration (Wharton School) from the University of Pennsylvania in May 2005.
We believe that Mr. Goller is qualified to serve on the Board of Directors based on his experience in the life sciences industry and for his knowledge in financial and corporate development matters.

Thomas Malley

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 54 Director Since: Jan. 2016 Committees: Audit Committee (Chair) Scientific Advisory Committee	Experience:
	2007-Present:	Mossrock Capital, LLC (President)
	Prior:	Janus Mutual Funds Janus Global Life Sciences Fund (Portfolio Manager, Equity Analyst)

Other Public Company Directorships:
2015-Present: Kura Oncology, Inc.
2016-Present: Kiniksa Pharmaceuticals, Ltd.
Former Public Company Directorships:
OvaScience, Inc.
Synageva BioPharma Corp.
Puma Biotechnology, Inc.
Cougar Biotechnology, Inc.
Qualifications:
Mr. Malley received a B.S. in Biology from Stanford University in June 1991. We believe that Mr. Malley’s experience in the biopharmaceutical industry, including serving on other boards of directors, and his financial and executive experience qualify him to serve on the Board of Directors.

16 :: BeiGene 2023 Proxy Statement

Proposals 1 — 3. Election of Directors
Dr. Corazon (Corsee) D. Sanders

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 66 Director Since: Aug. 2020 Committees: Audit Committee Commercial and Medical Affairs Advisory Committee Scientific Advisory Committee	Experience:
	2019-2020:	Bristol Myers Squibb Corporation (Transition Advisor)
	2018-2019:	Celgene Corporation (Strategic Advisor to the Chief Medical Officer)
Prior:	Juno Therapeutics Inc. (Member of the Executive Committee and Executive Vice President of Development Operations)
Genentech/Roche (Global Head Clinical Operations; Global Head of Biometrics Group; and Co-Chair of the Portfolio Management Committee)

Other Public Company Directorships:
2019-Present: Molecular Templates Inc.
2020-Present: Legend Biotech Corporation
2021-Present: Ultragenyx Pharmaceutical Inc.
Former Public Company Directorships:
N/A
Qualifications:
Dr. Sanders earned her B.S. and M.S. in statistics, graduating magna cum laude from the University of the Philippines, and her M.A. and Ph.D. in statistics from the Wharton Doctoral Program at the University of Pennsylvania.
We believe that Dr. Sanders’ extensive experience and knowledge in the healthcare sector and her scientific and leadership experience qualify her to serve on, and contribute to the diversity of, the Board of Directors.

BeiGene 2023 Proxy Statement :: 17

Proposals 1 — 3. Election of Directors
Class III Directors Continuing in Office Until the 2025 Annual General Meeting
Anthony C. Hooper

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 68 Director Since: Jan. 2020 Committees: Audit Committee Commercial and Medical Affairs Advisory Committee (Chair) Nominating and Corporate Governance Committee	Experience:
	2020-Present:	Amgen (Consultant)
	2011-2020:	Amgen (Executive Vice President and Executive Vice President, Global Commercial Operations)
Prior:	Bristol Myers Squibb Company (Senior Vice President, Commercial Operations and President, U.S., Japan and Intercontinental; President, Americas; and President, U.S. Pharmaceuticals, Worldwide Pharmaceuticals Group)
Wyeth Laboratories (Assistant Vice President of Global Marketing)

Other Public Company Directorships:
2020-Present: MannKind Corporation
Former Public Company Directorships:
N/A
Qualifications:
Mr. Hooper earned his law and MBA degrees from the University of South Africa in 1978 and 1988, respectively. We believe Mr. Hooper’s extensive experience and knowledge in the healthcare sector and broad international experience in pharmaceutical commercial operations qualify him to serve on the Board of Directors.

18 :: BeiGene 2023 Proxy Statement

Proposals 1 — 3. Election of Directors
Ranjeev Krishana

MEMBER and LEAD DIRECTOR OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 49 Director Since: Oct. 2014 Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee	Experience:
	2011-Present:	Baker Bros. Advisors LP (Managing Director)
	Prior:	Pfizer, Inc. (various commercial, strategy and business development leadership roles) Pfizer China (Senior Director and Member of China Leadership Team) Accenture plc (Strategy Consultant)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Mr. Krishana received an A.B. in Economics and Political Science from Brown University in May 1995, and a Master of Public Policy from Harvard University in June 2011. We believe Mr. Krishana’s knowledge of the healthcare sector across international markets qualifies him to serve on the Board of Directors.

BeiGene 2023 Proxy Statement :: 19

Proposals 1 — 3. Election of Directors
Dr. Xiaodong Wang

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 60 Director Since: Feb. 2016 Committees: Scientific Advisory Committee (Co-Chair)	Experience:
	2020-Present:	Tsinghua University (Chair Professor)
	2013-Present:	Chinese Academy of Sciences (Foreign Associate)
	2004-Present:	Joyant Pharmaceuticals, Inc. (Founder) National Academy of Science, USA (Member)
	2003-Present:	National Institute of Biological Sciences in Beijing (Founding Co-Director; Director and Investigator)
	Prior:	University of Texas Southwestern Medical Center (George L. MacGregor Distinguished Chair Professor in Biomedical Sciences) Howard Hughes Medical Institute (Investigator)

Other Public Company Directorships:
2021-Present: Clover Biopharmaceutical Ltd. (Non-Executive Director and Member of the Compensation Committee)
Former Public Company Directorships:
N/A
Qualifications:
Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. We believe that Dr. Wang’s extensive experience in cancer drug research, combined with his experience in the biotech industry, qualifies him to serve as a member of the Board of Directors.

20 :: BeiGene 2023 Proxy Statement

Proposals 1 — 3. Election of Directors
Qingqing Yi

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 51 Director Since: Oct. 2014 Committees: Compensation Committee Scientific Advisory Committee	Experience:
	2005-Present:	Hillhouse Capital (Partner)
	Prior:	China International Capital Corporation (Equity Research Analyst)

Other Public Company Directorship:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Mr. Yi received a B.S. degree in Engineering from Shanghai Maritime University in July 1995 and an MBA from the University of Southern California in May 2003. We believe Mr. Yi’s extensive experience in capital markets and knowledge of the healthcare sector qualify him to serve on the Board of Directors.

BeiGene 2023 Proxy Statement :: 21

Proposals 1 — 3. Election of Directors
Board Diversity Matrix
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. The Board satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) by having at least one director who self-identifies as female and at least one director who self-identifies as an Underrepresented Minority (as defined by Nasdaq rules) or LGBTQ+.
	As of April 27, 2023
Total Number of Directors	11
	Female	Male
Part I: Gender Identity
Directors	2	9
Part II: Demographic Background
Asian	1	3
White		6
Two or More Races of Ethnicities	1
LGBTQ+	1
Vote Required and Board of Directors’ Recommendation
Each director nominated for election will be elected if a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy vote at the Annual Meeting in favor of such director. Broker non-votes and abstentions with respect to one or more Class I directors will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
The proposals for the election of directors relate solely to the election of Class I directors nominated by the Board of Directors.
The Board of Directors recommends that shareholders vote FOR the election of each of the Class I director nominees listed above.
22 :: BeiGene 2023 Proxy Statement

Proposals 4 — 5. Approval and Ratification of Appointment of Independent Auditors and Authorization to the Board to Fix Their Remuneration
Upon recommendation of the Audit Committee of the Board of Directors (the “Audit Committee”), the Board of Directors has appointed (a) Ernst & Young LLP, located in Boston, Massachusetts, United States, as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2023 to be filed with the SEC, (b) Ernst & Young, located in Hong Kong, People’s Republic of China (“PRC”), as the Company’s reporting accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023 to be filed with the HKEx, and (c) Ernst & Young Hua Ming LLP, located in Beijing, PRC, as the Company’s reporting accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023 to be filed with the SSE. Shareholders will be asked to delegate the authority to the Board of Directors to fix the auditors’ remuneration for the fiscal year ending December 31, 2023 at the Annual Meeting. Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP are members of the global Ernst & Young firm. Ernst & Young LLP has audited our financial statements filed with the SEC and internal control over financial reporting for the fiscal year ended December 31, 2022. Ernst & Young has audited our financial statements filed with the HKEx for the fiscal years ended December 31, 2022 and 2021. Ernst & Young Hua Ming LLP has audited our financial statements filed with the SSE for the fiscal year ended December 31, 2022 and 2021 and those filed with the SEC for the fiscal year ended December 31, 2021. We expect representatives of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP to be available at the Annual Meeting in person or via teleconference and available to respond to appropriate questions. They will have the opportunity to make a statement if they desire to do so. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider these appointments. The Board of Directors recommends that shareholders vote for approval and ratification of these appointments and authorization to the Board of Directors to fix the auditors’ remuneration.
Change in Independent Registered Public Accounting Firm for Financial Statements to be Filed with the SEC.
The Audit Committee conducted a review process to consider the selection of our independent registered public accounting firm for the audits of our consolidated financial statements and internal control over financial reporting as of and for the fiscal year ending December 31, 2022 to be filed with the SEC. As previously disclosed, on March 23, 2022, following the Audit Committee’s review process, Ernst & Young Hua Ming LLP, located in Beijing, PRC, resigned as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting to be filed with the SEC. Following the Audit Committee’s review process and the resignation of Ernst & Young Hua Ming LLP, the Audit Committee approved the engagement of Ernst & Young LLP, located in Boston, Massachusetts, United States, as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022 to be filed with the SEC. No changes were made to the accounting firms who audit the Company’s financial statements filed with the SSE and the HKEx, which will remain Ernst & Young Hua Ming LLP, located in Beijing, PRC, and Ernst & Young, located in Hong Kong, PRC, respectively.
The audit report of Ernst & Young Hua Ming LLP on the Company’s financial statements and internal control over financial reporting as of and for the fiscal year ended December 31, 2021 filed with the SEC did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. As disclosed above, Ernst & Young Hua Ming LLP did not provide an audit report on the Company’s financial statements and internal control over financial reporting as of and for the fiscal year ended December 31, 2022 filed with the SEC.
During the fiscal years ended December 31, 2022 and 2021, there were no disagreements, as set forth in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, with Ernst & Young Hua Ming LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young Hua Ming LLP, would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements for such years, and no reportable events occurred as set forth in Item 304(a)(1)(v) of Regulation S-K.
During the fiscal years ended December 31, 2022 and 2021, the Company did not consult with Ernst & Young LLP, located in Boston, Massachusetts, United States, on any matter regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.
BeiGene 2023 Proxy Statement :: 23

Proposals 4 — 5. Approval and Ratification of Appointment of Independent Auditors and Authorization to the Board to Fix Their Remuneration
Auditors’ Fees
The following table summarizes the fees of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP, our registered independent public accounting firms, billed to us for each of the last two fiscal years.
	2022				2021
Fee Category	Ernst & Young LLP	Ernst & Young	Ernst & Young Hua Ming LLP	Total	Ernst & Young LLP	Ernst & Young	Ernst & Young Hua Ming LLP	Total
Audit Fees	US$3,250,000	US$749,194	US$3,038,019	US$7,037,213	—	US$580,000	US$6,647,700	US$7,227,000
Tax Fees	—	US$40,023	—	US$40,023	—	—	—	—
All Other Fees	—	US$16,834	—	US$16,834	—	—	—	—
Total Fees	US$3,250,000	US$806,051	US$3,038,019	US$7,094,070	—	US$580,000	US$6,647,700	US$7,227,000
Audit Fees
Our aggregated audit fees were US$7,037,213 in 2022 and US$7,227,000 in 2021. Our audit fees for both 2022 and 2021 related primarily to the audits of our financial statements and internal control over financial reporting for SEC filings, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, services related to the Company’s Hong Kong Stock Exchange filings, services related to the Company’s STAR Market listing and for 2021, the STAR Market offering, annual report filings and other statutory and regulatory filings.
Tax Fees
Our aggregated fees for tax services were US$40,023 in 2022 and US$0 in 2021. In 2022, tax fees related primarily to fees incurred for tax advisory services.
All Other Fees
Other aggregated fees for service from our auditors were US$16,834 in 2022 and US $0 in 2021. In 2022, these other fees related primarily to compliance related consulting services.
Pre-approval Policies
The Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services by the Audit Committee for the purpose of maintaining the independence of our independent auditors. Specifically, the Audit Committee considers whether the services violate the SEC’s general standards of auditor independence, whether scope of services includes specific prohibited non-audit services or would create prohibited relationships between the Company and Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP and their affiliated entities. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee.
Pursuant to its pre-approval policy, the Audit Committee may delegate its authority to pre-approve services to the chairperson of the Audit Committee. The decisions of the chairperson to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to the management.
The Audit Committee has considered the services provided by Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as described above and believes that they are compatible with maintaining the firms’ independence as our external auditors. In accordance with Regulation S-X, Rule 2-01, paragraph (c)(7)(i), no fees for services in 2022 and 2021 were approved pursuant to any waivers of the pre-approval requirement.
24 :: BeiGene 2023 Proxy Statement

Proposals 4 — 5. Approval and Ratification of Appointment of Independent Auditors and Authorization to the Board to Fix Their Remuneration
Vote Required and Board of Directors’ Recommendation
Approval of Proposals 4 and 5 each require the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposals 4 and 5 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR approval and ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as our reporting accounting firms for the fiscal year ending December 31, 2023 and the authorization to the Board of Directors to fix their remuneration for the fiscal year ending December 31, 2023.

BeiGene 2023 Proxy Statement :: 25

Proposal 6. General Mandate to Issue Shares
In order to give the Company the flexibility to issue ordinary shares (including RMB shares) and/or ADSs if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding RMB shares) and/or ADSs not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company (i.e., a total of 249,519,368 ordinary shares as of April 21, 2023 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company (i.e., a total of 23,011,052 RMB shares as of April 21, 2023 on the basis that no further RMB shares are issued or repurchased before the Annual Meeting), each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company (the “General Mandate to Issue Shares”). The General Mandate to Issue Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Issue Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
Proposal 6 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The Board of Directors does not have any current plan to issue any new shares pursuant to the General Mandate to Issue Shares.
The adoption of the General Mandate to Issue Shares is not conditioned on the shareholder approval of the Connected Person Placing Authorization I and the Connected Person Placing Authorization II described in Proposals 8 and 9.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 6 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 6 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Issue Shares.
26 :: BeiGene 2023 Proxy Statement

Proposal 7. General Mandate to Repurchase Shares
In order to give the Company the flexibility to repurchase ordinary shares (excluding RMB shares) and/or ADSs if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution (i.e., a total of 124,759,684 ordinary shares as of April 21, 2023 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) up to the next annual general meeting of shareholders of the Company (the “General Mandate to Repurchase Shares”). The General Mandate to Repurchase Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Repurchase Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
Proposal 7 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. For the avoidance of doubt, no consent of shareholders in general meeting is required for any repurchase of the RMB shares by the Company under the HK Listing Rules.
The Board of Directors does not have any current plan to repurchase shares pursuant to the General Mandate to Repurchase Shares.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 7 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 7 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Repurchase Shares.
BeiGene 2023 Proxy Statement :: 27

Explanatory Statement
This explanatory statement contains the information required pursuant to Rule 10.06(1)(b) of the HK Listing Rules.
INTRODUCTION
1. Issued Shares
As of April 21, 2023 (the “Latest Practicable Date”), the total number of ordinary shares outstanding was 1,362,652,101. Subject to the passing of Proposal 7 and on the basis that no further ordinary shares are issued or repurchased prior to the Annual Meeting, the Company would be allowed under the General Mandate to Repurchase Shares to repurchase a maximum of 124,759,684 ordinary shares, representing 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of Proposal 7.
2. Reasons for Repurchase
The directors believe that it is in the best interests of the Company and its shareholders as a whole to have a general authority from its shareholders to enable the directors to repurchase ordinary shares (excluding RMB shares) and/or ADSs. Such repurchases may, depending on specific circumstances, lead to an increase in net assets per share and/or earnings per share of the Company and will only be made when the directors have reason to believe that such a repurchase will generally benefit the Company and its shareholders as a whole.
3. Funding of Repurchase
Repurchases of the ordinary shares (excluding RMB shares) and/or ADSs must be funded out of funds legally available for such purpose in accordance with our articles, the applicable listing rules of the stock exchanges on which our shares or ADSs are listed and all applicable laws and regulations of the Cayman Islands, including profits of the Company. In the event that the General Mandate to Repurchase Shares was to be exercised in full at any time during the proposed period within which the General Mandate to Repurchase Shares may be exercised, there might be a material adverse impact on the working capital and/or gearing position of the Company as compared with the position of the Company as disclosed in the audited financial statements for the year ended December 31, 2022 contained in the 2022 annual report of the Company filed with the HKEx. However, the directors do not propose to exercise the General Mandate to Repurchase Shares to such an extent as would, in the circumstances, have a material adverse effect on the working capital and/or the gearing position which in the opinion of the directors are from time to time appropriate for the Company.
4. Share Prices
The highest and lowest prices at which the shares were traded on the HKEx during each of the previous 12 months up to the Latest Practicable Date were as follows:
28 :: BeiGene 2023 Proxy Statement

Explanatory Statement
	Highest (HK$)	Lowest (HK$)
Apr-22	129.000	91.250
May-22	104.100	73.800
Jun-22	109.100	79.050
Jul-22	122.800	98.800
Aug-22	123.400	96.350
Sep-22	104.500	79.750
Oct-22	106.800	74.900
Nov-22	130.000	101.600
Dec-22	139.000	108.100
Jan-23	170.500	131.800
Feb-23	159.900	129.500
Mar-23	149.500	128.600
Apr-23 up to the Latest Practicable Date	167.300	124.900
5. Undertaking
The directors have undertaken to the HKEx that, so far as the same may be applicable, they will exercise the power of the Company to make repurchases pursuant to the General Mandate to Repurchase Shares to be approved under Proposal 7 in accordance with the HK Listing Rules and the laws of the Cayman Islands. None of the directors nor, to the best of their knowledge having made all reasonable enquires, their close associates, have any present intention to sell any shares or ADSs to the Company under the General Mandate to Repurchase Shares if such is approved by the shareholders. No core connected persons of the Company have notified the Company that they have a present intention to sell shares or ADSs to the Company, or have undertaken not to do so, in the event that the General Mandate to Repurchase Shares is approved by the shareholders.
6. Takeovers Code
If, on exercise of the power to repurchase ordinary shares (excluding RMB shares) and/or ADSs pursuant to the General Mandate to Repurchase Shares, a shareholder’s proportionate interest in the voting rights of the Company increases, such increase will be treated as an acquisition for the purposes of Rules 26 and 32 of the Takeovers Code of Hong Kong (the “Takeover Code”). As a result, a shareholder or group of shareholders acting in concert could obtain or consolidate control of the Company and become obliged to make a mandatory offer in accordance with Rules 26 and 32 of the Takeovers Code. The directors have no present intention to exercise the General Mandate to Repurchase Shares to such an extent as would result in any mandatory offer obligation arising.
7. Share Repurchase made by the Company
The Company did not repurchase any ordinary shares and/or ADSs in the six months preceding the Latest Practicable Date.
BeiGene 2023 Proxy Statement :: 29

Proposal 8. Connected Person Placing Authorization I
As a global biotechnology company, the Company believes that efficient access to capital on a continuing basis is essential to funding the Company’s business plans, and participation in capital raisings by biotech-focused funds with deep industry knowledge (such as the Company’s existing shareholders, Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”)), is often crucial to the success of capital raising transactions. In connection with the Company’s listing on the HKEx in August 2018, the Company therefore applied for, and the HKEx granted, a waiver (the “Waiver”) from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization I (as defined below).
In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to authorize the Company and its underwriters, in their sole discretion, to, in the Company’s securities offerings, allocate to each of the Existing Shareholders, up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the General Mandate to Issue Shares set forth in Proposal 6 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions (the “Connected Person Placing Authorization I”):
(1)
the Company will put forward Proposals 6 and 8 to its shareholders in the next general meeting following the HKEx listing, which will be convened within four months after its listing (to clarify, this condition was satisfied in December 2018);

(2)
the Connected Person Placing Authorization I and the shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization I;

(3)
the Existing Shareholders shall abstain from voting on the Connected Person Placing Authorization I;

(4)
the Connected Person Placing Authorization I is only valid to the extent the Existing Shareholders individually hold less than 50% of the then-outstanding share capital of the Company;

(5)
any securities issued to the Existing Shareholders in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

(6)
none of the Existing Shareholders shall be entitled to have representatives on the committee of the Board of Directors responsible for determining the specific pricing of any offering;

(7)
apart from the potential pro rata allocation, the Existing Shareholders will subscribe for securities on the same terms and conditions as all other placees in any offering and none of the Existing Shareholders shall be entitled to any preferential treatment with respect to any offering conducted;

(8)
the Company will put forward Proposals 6 and 8 to its shareholders at each subsequent annual general meeting after its listing on the HKEx; and

(9)
the Company remains listed on Nasdaq.

Proposal 8 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
Subject to the conditions above, if the Connected Person Placing Authorization I is approved at the Annual Meeting, the Company and its underwriters will be able to place, in the Company’s securities offerings, a pro rata amount of securities to the Existing Shareholders in connection with issuances of the Company’s shares under a general mandate approved by the Company’s shareholders, during a five-year period after the Annual Meeting, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of shareholders of the Company. The Board of Directors does not have any current plan to issue any new shares to the Existing Shareholders pursuant to the Connected Person Placing Authorization I.
30 :: BeiGene 2023 Proxy Statement

Proposal 8. Connected Person Placing Authorization I
As of April 21, 2023 (the “Latest Practicable Date”), the Existing Shareholders had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of Interest	Number of Shares/ Underlying Shares	Approximate Percentage of Holding(1)
Julian C. Baker(2)	Beneficial owner/Interest in controlled corporations/Person having a security interest in shares	152,875,363	11.22%
Felix J. Baker(2)	Beneficial owner/Interest in controlled corporations/Person having a security interest in shares	152,875,363	11.22%
Baker Bros. Advisors (GP) LLC(2)	Investment manager/Other	152,419,703	11.19%
Baker Bros. Advisors LP(2)	Investment manager/Other	152,419,703	11.19%
Baker Brothers Life Sciences Capital, L.P.(2)	Interest in controlled corporations/Other	139,823,423	10.26%
HHLR Advisors, Ltd.(3)	Investment manager	133,587,655	9.80%
HHLR Fund, L.P.(3)	Beneficial owner	129,433,059	9.50%

(1)
The calculation is based on the total number of 1,362,652,101 ordinary shares outstanding as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options under our equity incentive plans from time to time.

(2)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors (GP) LLC is the general partner of Baker Bros. Advisors LP (“BBA”). BBA is the manager for securities held by 667, L.P. and Baker Brothers Life Sciences, L.P. Also, Baker Brothers Life Sciences Capital, L.P. is the general partner of Baker Brothers Life Sciences, L.P. (the “Funds”). Unlisted derivatives include stock options and restricted stock received as compensation by two BBA employees (Michael Goller and Ranjeev Krishana) for their service on the Board of Directors of BeiGene, Ltd. and are controlled by BBA, with the Funds entitled to the pecuniary interest.

According to the corporate substantial shareholder notice for the date of relevant event of December 15, 2021 submitted by Baker Brothers Life Sciences Capital, L.P. to HKEx on December 15, 2021, 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P. directly. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and BBA are deemed to be interested in the 11,152,058 ordinary shares held by 667, L.P. and the 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest. In addition, for the purposes of the SFO, Baker Brothers Life Sciences Capital, L.P. is deemed to be interested in the 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest.
Outside the Funds, each of Julian C. Baker and Felix J. Baker further interests in (in the form of ADSs) 270,868 ordinary shares personally and 151,004 ordinary shares through FBB3 LLC, a controlled corporation.
(3)
(i) 133,587,655 ordinary shares are held by HHLR Fund, L.P. (formerly known as Gaoling Fund, L.P.) and YHG Investment, L.P.; and (ii) 13,447,603 ordinary shares are held by Hillhouse BGN Holdings Limited. HHLR Advisors, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of HHLR Fund, L.P. Hillhouse Capital Management, Ltd. is the sole management company of Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, HHLR Advisors, Ltd. is deemed to be interested in the 133,587,655 ordinary shares held by HHLR Fund, L.P. and YHG Investment, L.P. and Hillhouse Capital Management, Ltd. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Qingqing Yi, a member of the Board of Directors, is a Partner at Hillhouse Capital, affiliates of which collectively hold more than 5% of our voting securities.

BeiGene 2023 Proxy Statement :: 31

Proposal 8. Connected Person Placing Authorization I
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 8 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding the Existing Shareholders, which are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 8 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization I.
32 :: BeiGene 2023 Proxy Statement

Proposal 9. Connected Person Placing Authorization II
On October 31, 2019, the Company and its wholly-owned subsidiary BeiGene Switzerland GmbH entered into a Collaboration Agreement with Amgen to collaborate on the commercialization of certain products of Amgen in the PRC and the clinical development of certain pipeline products of Amgen (the “Collaboration Agreement”). On January 2, 2020, the Company issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs of the Company, representing approximately 20.5% of the Company’s then outstanding share capital, to Amgen for aggregate gross proceeds of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS, pursuant to the Share Purchase Agreement dated October 31, 2019, as further amended, by and between the Company and Amgen (collectively, the “Share Purchase Agreement”). On March 17, 2020, the Company entered into a further amendment, which was amended and restated on September 24, 2020 (the “Restated Second Amendment”), to amend the Share Purchase Agreement, pursuant to which Amgen will have an option (the “Direct Purchase Option”) to subscribe for additional shares of the Company (the “Additional Shares”) under a specific mandate (the “Specific Mandate”), in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital. The Restated Second Amendment and the issuance of Additional Shares thereunder under the Specific Mandate were approved by a majority vote of the Company’s shareholders, excluding Amgen, pursuant to the HK Listing Rules, at an extraordinary general meeting of the shareholders held on November 20, 2020. The Company plans to seek further approvals from independent shareholders at each subsequent annual general meeting during the remaining term of the Restated Second Amendment for the issuance of Additional Shares thereunder as further described under Proposal 10.
The Company expects that the transaction with Amgen will provide long-term financial benefits to the Company. Given the highly technical nature of the biotech industry, it is often difficult for retail (and even most institutional) investors to fully understand information released by biotech companies relating to the significant events after which offerings of securities are typically conducted. Many investors also look to increase their percentage holdings in companies as risk profiles go down through clinical development; ultimately, they often do this through participation in primarily follow-on financings. As such, participation by leading biotech companies is instrumental in giving retail and other institutional investors the assurance and comfort to make, and continue to make, investments into biotech companies.
In connection with the collaboration with Amgen, in 2019, the Company applied for, and the HKEx granted, a waiver (the “Amgen Waiver”) from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization II (as defined below).
In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to authorize the Company and its underwriters, in their sole discretion, to, in the Company’s securities offerings, allocate to Amgen, up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the General Mandate to Issue Shares set forth in Proposal 6 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions (the “Connected Person Placing Authorization II”):
(1)
the Connected Person Placing Authorization II and the shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization II;

(2)
Amgen shall abstain from voting on the Connected Person Placing Authorization II;

(3)
the Connected Person Placing Authorization II is only valid to the extent Amgen individually holds less than 50% of the then-outstanding share capital of the Company;

(4)
any securities issued to Amgen in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

(5)
Amgen shall not be entitled to have representatives on the committee of the Board of Directors responsible for determining the specific pricing of any offering;

BeiGene 2023 Proxy Statement :: 33

Proposal 9. Connected Person Placing Authorization II
(6)
apart from the potential pro rata allocation, Amgen will subscribe for securities on the same terms and conditions as all other placees in any offering and Amgen shall not be entitled to any preferential treatment with respect to any offering conducted;

(7)
the Company will put forward Proposals 6 and 9 to its shareholders at each subsequent annual general meeting;

(8)
the Company shall disclose the Amgen Waiver in the proxy statement for each subsequent annual general meeting; and

(9)
the Company remains listed on Nasdaq.

Proposal 9 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
Subject to the conditions above, if the Connected Person Placing Authorization II is approved at the Annual Meeting, the Company and its underwriters will be able to place, in the Company’s securities offerings, a pro rata amount of securities to Amgen in connection with issuances of the Company’s shares under a general mandate approved by the Company’s shareholders, during a five-year period after the Annual Meeting, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of shareholders of the Company. The Board of Directors does not have any current plan to issue any new shares to Amgen pursuant to the Connected Person Placing Authorization II.
As of the Latest Practicable Date, Amgen had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of Interest	Number of Shares/ Underlying Shares	Approximate Percentage of Holding(1)
Amgen Inc.	Beneficial owner	246,269,426	18.07%

(1)
The calculation is based on the total number of 1,362,652,101 ordinary shares outstanding as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

Vote Required and Board of Directors’ Recommendation
Approval of Proposal 9 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 9 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization II.
34 :: BeiGene 2023 Proxy Statement

Proposal 10. Approval of Amgen’s Direct Purchase Option
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for Additional Shares under the Specific Mandate in an amount necessary to enable it to increase (and subsequently maintain) the same shareholding percentage (based on the then-outstanding share capital of the Company) Amgen held before and after the issuance of new shares by the Company under its equity incentive plans from time to time. Such additional purchase is capped once Amgen’s ownership at amounts to approximately 20.6% of the Company’s outstanding share capital, up to at such time or an aggregate of 75,000,000 ordinary shares purchased during the option term, pursuant to the terms of the Restated Second Amendment. The purchase price for the Additional Shares will be determined by the volume-weighted average price of the Company’s ADSs on Nasdaq for the 90 days preceding the last trading day of the prior month. The Additional Shares shall be allotted and issued under the Specific Mandate. The Company has applied for, and the HKEx has granted, a waiver from Rules 13.36(1)(a) and 14A.36 of the HK Listing Rules in respect of the Direct Purchase Option based on the Company’s funding needs and subject to following conditions:
(1)
the Direct Purchase Option will be exercisable by Amgen solely as a result of dilution arising from issuance of new shares by the Company under its equity incentive plans from time to time (including for the avoidance of doubt securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang);

(2)
the Direct Purchase Option is subject to annual approval by the Company’s independent shareholders each year during the term of the Restated Second Amendment;

(3)
the Company will disclose in the relevant annual general meeting circulars (i) the number of times of Amgen exercised the Direct Purchase Option during the preceding year; (ii) the number of shares acquired by Amgen as a result of such exercises; and (iii) the weighted average price of the shares acquired by Amgen under the Direct Purchase Option during the preceding year; and

(4)
the Company will disclose details of the waiver in an announcement and the circular for the extraordinary general meeting convened to consider and, if thought fit, approve the Direct Purchase Option (for clarity, this condition was satisfied in November 2020).

The Restated Second Amendment and the issuance of Additional Shares under the Specific Mandate were approved by a majority vote of the Company’s shareholders, excluding Amgen, pursuant to the HK Listing Rules, at an extraordinary general meeting of the shareholders held on November 20, 2020. The exercise period of the Direct Purchase Option will terminate on the earliest of: (a) the date on which Amgen and its affiliates collectively own less than 20% of the outstanding share capital of the Company as a result of Amgen’s sale of shares; (b) at least 60-day advance written notice from either Amgen or the Company that such party wishes to terminate the Direct Purchase Option; or (c) the third anniversary of the date on which the exercise period of the Direct Purchase Option commences (i.e., December 1, 2023). The Direct Purchase Option has no vesting period.
During 2022, Amgen did not exercise the Direct Purchase Option.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules and to obtain the Specific Mandate under which the Additional Shares will be allotted and issued pursuant to the Restated Second Amendment. Amgen is a substantial shareholder of the Company under the HK Listing Rules and therefore a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the transactions contemplated under the Restated Second Amendment constitute a connected transaction of the Company under Chapter 14A of the HK Listing Rules. The transactions contemplated under the Restated Second Amendment are subject to the reporting, announcement and independent shareholders’ approval requirements under Chapter 14A of the HK Listing Rules.
BeiGene 2023 Proxy Statement :: 35

Proposal 10. Approval of Amgen’s Direct Purchase Option
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 10 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 10 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR the approval of the grant of an option to Amgen to subscribe for Additional Shares pursuant to the terms of the Restated Second Amendment and of the Specific Mandate.

36 :: BeiGene 2023 Proxy Statement

Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
Proposals 11 through 13 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
LETTER FROM THE BOARD OF DIRECTORS
April 27, 2023
To the Shareholders
Dear Sir or Madam,
PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
INTRODUCTION
Reference is made to the announcement of BeiGene, Ltd. (the “Company”) dated April 18, 2023 in relation to the proposed restricted share unit (“RSU”) grants to the named directors and executive (the “Proposed RSU Grants”).
The purpose of this letter is to provide you with (1) further information in relation to the Proposed RSU Grants; (2) letters from the Independent Board Committees; (3) a letter from the Independent Financial Adviser; and (4) other information as required under the HK Listing Rules.
THE PROPOSED RSU GRANTS
Subject to acceptance and the independent shareholders’ approval, the Board of Directors resolved that it will grant the following Proposed RSU Grants under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), on the date of the 2023 annual general meeting of shareholders (the “Annual Meeting”) (i.e., June 15, 2023):
•
RSUs with a grant date fair value of US$5,500,000 to Mr. John V. Oyler, entitling Mr. Oyler to receive a maximum of an estimated 276,640 ordinary shares (the “indicative number of Oyler RSUs”) upon full vesting, representing approximately 0.02% of the total number of issued shares as of April 21, 2023 (the “Latest Practicable Date”). The indicative number of Oyler RSUs is calculated for indicative purposes only using the closing price of US$258.45 per American Depositary Share of the Company (“ADS”) on Nasdaq (or US$19.88 per ordinary share) on the assumed grant date which is April 21, 2023 (the “Assumed Grant Date Price”). The actual number of shares to be issued will be calculated using the closing price on the grant date;

•
RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang, entitling Dr. Wang to receive a maximum of an estimated 67,054 ordinary shares (the “indicative number of Wang RSUs”) upon full vesting, representing approximately 0.005% of the total number of issued shares as of the Latest Practicable Date. The indicative number of Wang RSUs is calculated for indicative purposes only using the Assumed Grant Date Price. The actual number of shares to be issued will be calculated using the closing price on the grant date;

•
RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, each to receive a maximum of an estimated 10,049 ordinary shares (the “indicative number of independent non-executive director RSUs”) upon full vesting, representing approximately 0.001% of the total number of issued shares as of the Latest Practicable Date. The indicative number of independent non-executive director RSUs is calculated for indicative purposes only using the Assumed Grant Date Price. The actual number of shares to be issued will be calculated using the closing price on the grant date;

•
the final number of RSUs underlying each Proposed RSU Grant, which, for the avoidance of doubt, may be higher or lower than the indicative number of Oyler RSUs, the indicative number of Wang RSUs and the indicative number of independent non-executive director RSUs (collectively, the “indicative number of RSUs”) set forth above, shall be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the actual grant date which shall be the date of the Annual Meeting (i.e., June 15, 2023).

BeiGene 2023 Proxy Statement :: 37

Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
The remaining number of shares available for future equity grants under the 2016 Plan as of the Latest Practicable Date was 74,858,549 and the Proposed RSU Grants will be subject to such limit; and
•
if the independent shareholders’ approval is not obtained by the date of the Annual Meeting, the respective Proposed RSU Grant shall be replaced by a share option grant with the same grant date value in accordance with Chapter 17 of the HK Listing Rules.

The Board of Directors resolved that it will grant the following share option grants under the 2016 Plan to Mr. Oyler, Mr. Wang and the independent non-executive directors on the date of the Annual Meeting (i.e., June 15, 2023), which are not subject to the independent shareholders’ approval but are subject to the relevant requirements under Chapter 17 of the HK Listing Rules:
•
share options with a grant date fair value of US$11,000,000 to Mr. Oyler. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance shall become exercisable in 36 successive equal monthly installments thereafter, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the option shall become exercisable for underlying shares as if he had remained employed for an additional 20 months; provided further that the option shall become exercisable for all underlying shares upon a change in control of the Company; the share options do not have performance targets but are subject to a clawback mechanism which permits the Company to recover such share options in the event that Mr. Oyler’s employment terminates for cause, at which time, any portion of the share options granted that are outstanding on such termination date shall terminate immediately and be of no further force and effect;

•
share options with a grant date fair value of US$2,666,667 to Dr. Wang. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance shall become exercisable in 36 successive equal monthly installments thereafter, subject to continued service; the share options do not have performance targets but are subject to a clawback mechanism which permits the Company to recover such share options in the event that Dr. Wang’s service relationship terminates for cause, at which time, any portion of the share options granted that are outstanding on such termination date shall terminate immediately and be of no further force and effect;

•
share options with a grant date fair value of US$200,000 to each of the independent non-executive directors. The share options shall vest in full on the earlier of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. All options shall be exercisable for three years following cessation of service, and unvested options shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control; the share options do not have performance targets or a clawback mechanism; and

•
each share option will have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days preceding the grant date, in each case as determined in reference to the closing price of the Company’s ADSs on Nasdaq.

The Compensation Committee believes that including time-based equity incentives in executive and director compensation, such as the proposed grant of share options to Mr. Oyler, Dr. Wang and the independent non-executive directors, encourages them to focus on long-term Company performance and better aligns their interests with that of shareholders while promoting retention. Furthermore, the Compensation Committee believes that the proposed grant of share options to Mr. Oyler and Dr. Wang without performance targets and the proposed grant of share options to independent non-executive directors without performance targets or a clawback mechanism is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
The Proposed RSU Grant to Mr. Oyler
The Proposed RSU Grant to Mr. Oyler will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests; and

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested

38 :: BeiGene 2023 Proxy Statement

Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
as if he had remained employed for an additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company.
The Proposed RSU Grant to Dr. Wang
The Proposed RSU Grant to Dr. Wang will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests; and

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service.

The Proposed RSU Grants to the Independent Non-Executive Directors
The Proposed RSU Grants to each of the independent non-executive directors will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director;

•
notwithstanding the above, the number of RSUs to be vested on the vesting date shall not cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed 1% of the total number of issued shares at the vesting date after their vesting and issuance (the “1% threshold”); and

•
if the number of RSUs to be vested on the vesting date would cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed the 1% threshold, the final number of RSUs to be vested on the vesting date shall be the maximum number of shares that may be issued to the relevant grantee while keeping their respective shareholding below the 1% threshold.

HONG KONG LISTING RULES IMPLICATIONS
Mr. Oyler, Dr. Wang, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi are directors. Therefore, they are connected persons of the Company, and each of the Proposed RSU Grants and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Mr. Oyler
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Oyler and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein. To the
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
best of the directors’ knowledge, information and belief: (i) each of Mr. Oyler and his associates is not interested in any shares except Mr. Oyler’s interest in a total of 73,923,409 shares or underlying shares, representing approximately 5.42% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein. Accordingly, except for Mr. Oyler and any trustee, manager and director of the entities associated with him, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein.
Except for Mr. Oyler, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Oyler and therefore none of them other than Mr. Oyler abstained from voting on the relevant board resolution.
Dr. Wang
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Wang and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Wang and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Wang and his associates is not interested in any shares except Dr. Wang’s interest in a total of 20,144,790 shares or underlying shares, representing approximately 1.48% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Wang and transactions contemplated therein. Accordingly, except for Dr. Wang and any trustee and manager of the entities affiliated with him, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Wang and transactions contemplated therein.
Except for Dr. Wang, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Wang and therefore none of them other than Dr. Wang abstained from voting on the relevant board resolution.
Dr. Dugan
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Dugan and her associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Dugan and her associates is not interested in any shares except Dr. Dugan’s interest in a total of 73,918 shares or underlying shares, representing approximately 0.005% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein. Accordingly, except for Dr. Dugan, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein.
Except for Dr. Dugan, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Dugan and therefore none of them other than Dr. Dugan abstained from voting on the relevant board resolution.
Mr. Glazer
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Glazer and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Glazer and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Glazer and his associates is not interested in any shares except Mr. Glazer’s interest in a total of 3,150,782 shares or underlying shares, representing approximately 0.23% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Glazer and transactions
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
contemplated therein. Accordingly, except for Mr. Glazer, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Glazer and transactions contemplated therein.
Except for Mr. Glazer, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Glazer and therefore none of them other than Mr. Glazer abstained from voting on the relevant board resolution.
Mr. Goller
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Goller and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Goller and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Goller and his associates is not interested in any shares except Mr. Goller’s interest in a total of 413,335 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Goller and transactions contemplated therein. Accordingly, except for Mr. Goller, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Goller and transactions contemplated therein.
Except for Mr. Goller, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Goller and therefore none of them other than Mr. Goller abstained from voting on the relevant board resolution.
Mr. Hooper
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Hooper and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Hooper and his associates is not interested in any shares except Mr. Hooper’s interest in a total of 143,988 shares or underlying shares, representing approximately 0.01% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein. Accordingly, except for Mr. Hooper, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein.
Except for Mr. Hooper, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Hooper and therefore none of them other than Mr. Hooper abstained from voting on the relevant board resolution.
Mr. Krishana
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Krishana and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Krishana and his associates is not interested in any shares except Mr. Krishana’s interest in a total of 413,335 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein. Accordingly, except for Mr. Krishana, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein.
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
Except for Mr. Krishana, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Krishana and therefore none of them other than Mr. Krishana abstained from voting on the relevant board resolution.
Mr. Malley
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Malley and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Malley and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Malley and his associates is not interested in any shares except Mr. Malley’s interest in a total of 1,326,083 shares or underlying shares, representing approximately 0.10% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Malley and transactions contemplated therein. Accordingly, except for Mr. Malley, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Malley and transactions contemplated therein.
Except for Mr. Malley, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Malley and therefore none of them other than Mr. Malley abstained from voting on the relevant board resolution.
Dr. Riva
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Riva and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Riva and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Riva and his associates is not interested in any shares except Dr. Riva’s interest in a total of 73,918 shares or underlying shares, representing approximately 0.005% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Riva and transactions contemplated therein. Accordingly, except for Dr. Riva, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Riva and transactions contemplated therein.
Except for Dr. Riva, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Riva and therefore none of them other than Dr. Riva abstained from voting on the relevant board resolution.
Dr. Sanders
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Sanders and her associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Sanders and her associates is not interested in any shares except Dr. Sanders’ interest in a total of 104,117 shares or underlying shares, representing approximately 0.008% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein. Accordingly, except for Dr. Sanders, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein.
Except for Dr. Sanders, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Sanders and therefore none of them other than Dr. Sanders abstained from voting on the relevant board resolution.
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
Mr. Yi
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Yi and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Yi and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Yi and his associates is not interested in any shares except Mr. Yi’s interest in a total of 396,253 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Yi and transactions contemplated therein. Accordingly, except for Mr. Yi, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Yi and transactions contemplated therein.
Except for Mr. Yi, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Yi and therefore none of them other than Mr. Yi abstained from voting on the relevant board resolution.
REASONS AND RATIONALE FOR THE PROPOSED RSU GRANTS
Purpose of the 2016 Plan and the Proposed RSU Grants
The 2016 Plan provides the Company with flexibility to use various equity-based incentives and other awards as compensation tools to motivate and reward the Company’s employees, directors and consultants. For further details of the 2016 Plan, please refer to the section titled “Proposal 16 — Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan” of the Company’s 2022 Proxy Statement dated April 29, 2022.
The Proposed RSU Grant to Mr. Oyler is part of the Company’s compensation program for employees, including executive officers. The purpose of such grant is to encourage executives and other employees to focus on long-term company performance and align their interests with shareholders, promote retention and reward outstanding company and individual performance. The Proposed RSU Grant to Mr. Oyler aims to provide sufficient incentive to retain and motivate Mr. Oyler to participate in the formulation of strategy and long-term development of the Company and to recognize his contribution to the growth of the Company. In this regard, the directors (including independent non-executive directors but excluding Mr. Oyler) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Oyler are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
The Proposed RSU Grant to Dr. Wang is part of the Company’s compensation package for Dr. Wang to serve as Chair of the Scientific Advisory Board. Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to the Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. The Proposed RSU Grant to Dr. Wang aims to provide sufficient incentive to retain and motivate Dr. Wang to participate in the formulation of strategy and long-term development of the Company and to recognize his contribution to the growth of the Company. In this regard, the directors (including independent non-executive directors but excluding Dr. Wang) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Wang are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
The Proposed RSU Grants to the independent non-executive directors are part of the Company’s compensation package to the independent non-executive directors. The Proposed RSU Grants to the independent non-executive directors aim to retain and motivate the independent non-executive directors to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company. In this regard, (i) the directors (including independent non-executive directors but excluding Dr. Dugan) and the Compensation Committee (excluding Dr. Dugan) consider that the terms of the Proposed RSU Grant to Dr. Dugan are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (ii) the directors (including independent non-executive directors but excluding Mr. Glazer) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Glazer are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (iii) the directors (including independent non-executive directors but excluding Mr. Goller) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Goller are fair and reasonable and in the best
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
interests of the Company and the shareholders as a whole; (iv) the directors (including independent non-executive directors but excluding Mr. Hooper) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Hooper are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (v) the directors (including independent non-executive directors but excluding Mr. Krishana) and the Compensation Committee (excluding Mr. Krishana) consider that the terms of the Proposed RSU Grant to Mr. Krishana are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (vi) the directors (including independent non-executive directors but excluding Mr. Malley) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Malley are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (vii) the directors (including independent non-executive directors but excluding Dr. Riva) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Riva are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (viii) the directors (including independent non-executive directors but excluding Dr. Sanders) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Sanders are fair and reasonable and in the best interests of the Company and the shareholders as a whole; and (ix) the directors (including independent non-executive directors but excluding Mr. Yi) and the Compensation Committee (excluding Mr. Yi) consider that the terms of the Proposed RSU Grant to Mr. Yi are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
Rationale of the Proposed RSU Grants
The Proposed RSU Grant to Mr. Oyler
Background and contribution of Mr. Oyler
The Board of Directors proposed to compensate Mr. Oyler with the Proposed RSU Grant after considering Mr. Oyler’s integral role as Co-Founder, Chief Executive Officer and Chairman of the Board, his extensive leadership, executive, managerial, business and biotechnology company experience, his years of industry experience in the development of pharmaceutical products and contribution to the rapid growth of the Company.
Mr. Oyler is our Co-Founder, Chief Executive Officer and Chairman of the Board. He has served as a member of the Board of Directors since October 2010. From 2005 to 2009, Mr. Oyler served as President and Chief Executive Officer of BioDuro, LLC, a drug discovery outsourcing company, which was acquired by Pharmaceutical Product Development Inc. From 2002 to 2004, Mr. Oyler served as Chief Executive Officer of Galenea Corp., a biopharmaceutical company dedicated to the discovery of novel therapies for central nervous system diseases, which initially were developed at Massachusetts Institute of Technology. From 1998 to 2002, Mr. Oyler was a Founder and the President of Telephia, Inc. which was bought by The Nielsen Company in 2007. From 1997 to 1998, Mr. Oyler served as Co-Chief Executive Officer of Genta Incorporated, an oncology-focused biopharmaceutical company that was listed on Nasdaq. Mr. Oyler began his career as a management consultant at McKinsey & Company. Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996.
Retention and recognition of Mr. Oyler
The Board of Directors considered the retention and motivation of Mr. Oyler are indispensable to the senior management of the Company. We maintain an industry-specific peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of criteria, such as the size of the company, the stage of development and data availability, for benchmarking pay. The value of RSUs to be granted to Mr. Oyler was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of our compensation peer group. As further discussed under the heading of  “Executive Compensation”, the Board of Directors and/or the Compensation Committee generally positions our officers’ total cash compensation, including base salaries and target annual incentives at or below the 25th percentile and equity incentive awards above the median in order to link compensation more closely with corporate performance and the creation of shareholder value, as well as to recognize the Company’s above-median size relative to the peers.
The Proposed RSU Grant to Dr. Wang
Background and contribution of Dr. Wang
The Board of Directors proposed to compensate Dr. Wang with the Proposed RSU Grant after considering Dr. Wang’s critical role as Chair of the Scientific Advisory Board, his extensive experience in cancer drug research and in the biotechnology industry and contribution to the rapid growth of the Company.
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
Dr. Wang is our Co-Founder and has served as a member of the Board of Directors since February 2016. He has also served as the Chairman of our Scientific Advisory Board since 2011. Dr. Wang has served as the founding Director of the National Institute of Biological Sciences in Beijing since 2003 and became its Director and Investigator in 2010. In addition, Dr. Wang has served as a Chair Professor at Tsinghua University since 2020. Previously, he was a Howard Hughes Medical Institute Investigator from 1997 to 2010 and held the position of the George L. MacGregor Distinguished Chair Professor in Biomedical Sciences at the University of Texas Southwestern Medical Center in Dallas, Texas from 2001 to 2010. In 2004, Dr. Wang founded Joyant Pharmaceuticals, Inc., a venture capital-backed biotechnology company focused on the development of small molecule therapeutics for cancer. Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. Dr. Wang has been a member of the National Academy of Sciences, USA since 2004 and a foreign associate of the Chinese Academy of Sciences since 2013.
Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company.
Retention and recognition of Dr. Wang
The Board of Directors believes that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides the Company with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to the Company. The value of RSUs to be granted to Dr. Wang was determined by the Board of Directors upon recommendation of the Compensation Committee to reflect his major contributions to the Company.
The Proposed RSU Grants to the Independent Non-Executive Directors
Background and contribution of the independent non-executive directors
The Board of Directors proposed to compensate the independent non-executive directors with the Proposed RSU Grants to the independent non-executive directors in light of the continued progress of the Company and after considering each of the independent non-executive directors’ contribution to the Company through providing their opinion and judgment, as well as the background and experience of each of the independent non-executive directors. Please refer to the section headed “Election of Directors” in this Proxy Statement for details regarding the biography and background of each of the independent non-executive director.
Rationale of the Proposed RSU Grants to the independent non-executive directors
The Proposed RSU Grants to the independent non-executive directors are part of the compensation package to the independent non-executive directors under the Amended Independent Director Compensation Policy and have been approved by the Board of Directors upon recommendation of the Compensation Committee. The Proposed RSU Grants are granted in light of the continued progress and performance of the Company and aim to retain and motivate the independent non-executive directors to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company. Please refer to the section headed “Director Compensation” in this Proxy Statement for details regarding the overall compensation arrangements of the independent non-executive directors.
The value of RSUs to be granted to the independent non-executive directors was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of our compensation peer group.
Dilution effect
Assuming each of the directors becomes fully entitled to all shares underlying the Proposed RSU Grants and based on the indicative number of RSUs set forth above, the total number of such underlying shares would amount to 434,135 ordinary shares, or approximately 0.03% of the total number of issued shares as of the Latest Practicable Date, and such shares will represent 0.03% of the total number of issued shares upon completion of issue.
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
The shareholding structure of the Company before and after each of the directors becomes fully entitled to all of the shares underlying the Proposed RSU Grants is summarized as follows (calculated assuming the indicative number of RSUs set forth above and based on the total number of issued shares as of the Latest Practicable Date):
	Latest Practicable Date(1)		Assuming full vesting of the Proposed RSU Grants(2)
	No. of shares	%(3)	No. of shares	%
Mr. Oyler	73,923,409(4)	5.42%	74,200,049	5.44%
Dr. Wang	20,144,790(5)	1.48%	20,211,844	1.48%
Dr. Dugan	73,918(6)	0.005%	83,967	0.006%
Mr. Glazer	3,150,782(7)	0.23%	3,160,831	0.23%
Mr. Goller	413,335(8)	0.03%	423,384	0.03%
Mr. Hooper	143,988(9)	0.01%	154,037	0.01%
Mr. Krishana	413,335(10)	0.03%	423,384	0.03%
Mr. Malley	1,326,083(11)	0.10%	1,336,132	0.10%
Dr. Riva	73,918(12)	0.005%	83,967	0.006%
Dr. Sanders	104,117(13)	0.008%	114,166	0.008%
Mr. Yi	396,253(14)	0.03%	406,302	0.03%
Other Shareholders	1,262,488,173	92.65%	1,262,488,173	92.62%
Total	1,362,652,101	100%	1,363,086,236	100%

(1)
Assuming that no shares are issued pursuant to any of the Proposed RSU Grants.

(2)
Without taking into account shares which may be repurchased or issued by the Company (except for the Proposed RSU Grants).

(3)
The calculation is based on the total number of 1,362,652,101 ordinary shares in issue as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(4)
Includes (i) 1,172,205 ordinary shares held by Mr. Oyler, (ii) Mr. Oyler’s entitlement to receive up to 23,499,740 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Mr. Oyler’s entitlement to restricted share units equivalent to 443,708 ordinary shares, subject to vesting conditions; (iv) 9,545,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (v) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (vi) 7,727,927 ordinary shares held for the benefit of Mr. Oyler in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (vii) 28,984,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retain annuity trust, in which Mr. Oyler’s father is a trustee, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (viii) 510,941 ordinary shares held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor; (ix) 481,533 ordinary shares held by a trust, the beneficiaries of which include Mr. Oyler’s minor child and others, in which Mr. Oyler is deemed to be interested for the purpose of the SFO and (x) 1,456,052 ordinary shares held by a private foundation of which Mr. Oyler and the other(s) serve as directors, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

(5)
Includes (i) 4,453,102 ordinary shares held by Dr. Wang, (ii) Dr. Wang’s entitlement to receive up to 10,219,971 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Dr. Wang’s entitlement to restricted share units equivalent to 112,755 ordinary shares, subject to vesting conditions; (iv) 50 ordinary shares held by Dr. Wang’s spouse; (v) 172,372 ordinary shares held in a UTMA account for Dr. Wang’s minor child, in which Dr. Wang is deemed to be interested for the purpose of the SFO; (vi) 4,058,998 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, in which Dr. Wang is deemed to be interested for the purpose of the SFO and (vii) 1,127,542 ordinary shares held by a family trust which Dr. Wang’s family members are beneficiaries, in which Dr. Wang is deemed to be interested for the purpose of the SFO.

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(6)
Includes (i) Dr. Dugan’s entitlement to receive up to 57,226 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options; and (ii) Dr. Dugan’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(7)
Includes (i) 2,746,729 ordinary shares held by Mr. Glazer; (ii) Mr. Glazer’s entitlement to receive up to 379,561 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Glazer’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(8)
Includes (i) 17,082 ordinary shares held by Mr. Goller; (ii) Mr. Goller’s entitlement to receive up to 379,561 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Goller’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(9)
Includes (i) Mr. Hooper’s entitlement to receive up to 119,496 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (ii) Mr. Hooper’s entitlement to restricted share units equivalent to 24,492 ordinary shares, subject to vesting conditions.

(10)
Includes (i) 17,082 ordinary shares held by Mr. Krishana; (ii) Mr. Krishana’s entitlement to receive up to 379,561 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Krishana’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(11)
Includes (i) 407,082 ordinary shares held by Mr. Malley; (ii) Mr. Malley’s entitlement to receive up to 902,309 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (iii) Mr. Malley’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(12)
Includes (i) Dr. Riva’s entitlement to receive up to 57,226 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (ii) Dr. Riva’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(13)
Includes (i) 7,800 ordinary shares held by Dr. Sanders; (ii) Dr. Sanders’ entitlement to receive up to 79,625 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options and (iii) Dr. Sanders’ entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(14)
Includes (i) Mr. Yi’s entitlement to receive up to 379,561 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (ii) Mr. Yi’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

Board of Directors’ Views
Given that the directors believe that the Proposed RSU Grants will retain, motivate and incentivize the grantees and will benefit the long-term development of the Company, the directors consider that the terms of the Proposed RSU Grants are fair and reasonable and in the interests of the shareholders as a whole.
Independent Board Committees and Independent Financial Adviser
Independent Board Committee A, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grants to Mr. Oyler and Dr. Wang.
Independent Board Committee B, comprising Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Dugan.
Independent Board Committee C, comprising Dr. Dugan, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Glazer.
Independent Board Committee D, comprising Dr. Dugan, Mr. Glazer, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Goller.
Independent Board Committee E, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Hooper.
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
Independent Board Committee F, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Krishana.
Independent Board Committee G, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Malley.
Independent Board Committee H, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Riva.
Independent Board Committee I, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Sanders.
Independent Board Committee J, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva and Dr. Sanders, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Yi.
Anglo Chinese Corporate Finance, Limited has been appointed as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders in relation to the above.
Listing Approval
HKEx has previously granted its approval of the listing of, and permission to deal in, new shares which may be issued pursuant to the vesting of Proposed RSU Grants which may be granted pursuant to the 2016 Plan.
Information about the Company
BeiGene is a global biotechnology company that is developing and commercializing innovative and affordable oncology medicines to improve treatment outcomes and access for far more patients worldwide. We currently have three approved medicines that were discovered and developed in our own labs, including BRUKINSA®, a small molecule inhibitor of Bruton’s Tyrosine Kinase for the treatment of various blood cancers; tislelizumab, an anti-PD-1 antibody immunotherapy for the treatment of various solid tumor and blood cancers; and pamiparib, a selective small molecule inhibitor of PARP1 and PARP2. We have obtained approvals to market BRUKINSA in the United States, China, the European Union, the United Kingdom, Canada, Australia and additional international markets, and tislelizumab and pamiparib in China. By leveraging our China commercial capabilities, we have in-licensed the rights to distribute 13 approved medicines for the China market. Supported by our global clinical development and commercial capabilities, we have entered into collaborations with world-leading biopharmaceutical companies such as Amgen Inc. and Novartis Pharma AG to develop and commercialize innovative medicines.
Annual Meeting
A notice convening the Annual Meeting to be held on June 15, 2023 at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands is set out in this Proxy Statement. Ordinary resolutions will be proposed at the Annual Meeting for the independent shareholders to approve the Proposed RSU Grants.
A form of proxy for use at the Annual Meeting is enclosed with this Proxy Statement. Whether or not you intend to attend and vote at the Annual Meeting in person, you are requested to complete and return the accompanying form of proxy in accordance with the instructions printed thereon. Persons who hold our ordinary shares directly on our Cayman Islands register of members on the record date (i.e. at 5:00 a.m. Cayman Islands Time on April 17, 2023) must return a form of proxy (i) by mail or by hand to the offices
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of our Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (ii) by email at BeiGene@mourant.com. Persons who hold our ordinary shares directly on our Hong Kong register of members on the record date must return a form of proxy by mail or by hand to the offices of our HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong as soon as possible, but in any event no later than 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 13, 2023. Completion and return of the form of proxy will not preclude you from attending and voting in person at the Annual Meeting or any adjourned meeting. Holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m.  —  9:25 a.m., 9:30 a.m.  —  11:30 a.m., and 1:00 p.m.  —  3:00 p.m. Beijing Time) of the STAR Market on June 15, 2023; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 15, 2023. Further announcement will be made by the Company on the website of the SSE regarding the voting arrangements for holders of RMB shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange in accordance with the STAR Market Rules.
In accordance with Rule 13.39(4) of the HK Listing Rules, all votes of the independent shareholders at the Annual Meeting shall be taken by poll.
In order to qualify for the right to attend and vote at the Annual Meeting, all relevant share certificates and properly completed transfer forms must be lodged for registration with the Company’s Hong Kong Branch Share Registrar, Computershare Hong Kong Investor Services Limited, Shops 1712-1716, 17th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong before 4:30 p.m. Hong Kong Time on April 17, 2023.
RECOMMENDATION
Anglo Chinese Corporate Finance, Limited has been appointed as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders with regard to the Proposed RSU Grants and consider that each of the Proposed RSU Grants are fair and reasonable so far as the interests of the independent shareholders are concerned. Your attention is drawn to the letter of advice from Anglo Chinese Corporate Finance, Limited included in this Proxy Statement containing its recommendation and the principal factors it has taken into account.
Independent Board Committee A, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grants to Mr. Oyler and Dr. Wang fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee A recommends the independent shareholders to vote in favor of the resolutions relating to the Proposed RSU Grants to Mr. Oyler and Dr. Wang. The full text of the letter from Independent Board Committee A is set out in this Proxy Statement.
Independent Board Committee B, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Dugan fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee B recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Dugan. The full text of the letter from Independent Board Committee B is set out in this Proxy Statement.
Independent Board Committee C, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Glazer fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee C recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Glazer. The full text of the letter from Independent Board Committee C is set out in this Proxy Statement.
Independent Board Committee D, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Goller fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee D recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Goller. The full text of the letter from Independent Board Committee D is set out in this Proxy Statement.
Independent Board Committee E, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Hooper fair and reasonable so far as the independent shareholders are concerned. Accordingly,
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
Independent Board Committee E recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Hooper. The full text of the letter from Independent Board Committee E is set out in this Proxy Statement.
Independent Board Committee F, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Krishana fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee F recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Krishana. The full text of the letter from Independent Board Committee F is set out in this Proxy Statement.
Independent Board Committee G, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Malley fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee G recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Malley. The full text of the letter from Independent Board Committee G is set out in this Proxy Statement.
Independent Board Committee H, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Riva fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee H recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Riva. The full text of the letter from Independent Board Committee H is set out in this Proxy Statement.
Independent Board Committee I, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Sanders fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee I recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Sanders. The full text of the letter from Independent Board Committee I is set out in this Proxy Statement.
Independent Board Committee J, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Yi fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee J recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Yi. The full text of the letter from Independent Board Committee J is set out in this Proxy Statement.
The directors are of the opinion that the Proposed RSU Grants are fair and reasonable and in the interests of the Company and the Shareholders as a whole. The directors recommend that all shareholders should vote in favor of the relevant resolutions to be proposed at the Annual Meeting.
By order of the Board of Directors
BeiGene, Ltd.
Mr. John V. Oyler
Chairman
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE A
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grants to Mr. Oyler and Dr. Wang, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Oyler and Dr. Wang’s respective contributions to the Company and the terms of the Proposed RSU Grants, we are of the view that the terms of the Proposed RSU Grants are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grants are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolutions to be proposed at the Annual Meeting to approve the Proposed RSU Grants to Mr. Oyler and Dr. Wang.
Yours faithfully,
For and on behalf of the
Independent Board Committee A
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Mr. Thomas Malley
Dr. Alessandro Riva	Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
LETTER FROM THE INDEPENDENT BOARD COMMITTEE B
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Dugan, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Dugan’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Dugan.
Yours faithfully,
For and on behalf of the
Independent Board Committee B
BeiGene, Ltd.
Mr. Donald W. Glazer	Mr. Michael Goller	Mr. Anthony C. Hooper
Mr. Ranjeev Krishana	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE C
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Glazer, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Glazer’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Glazer.
Yours faithfully,
For and on behalf of the
Independent Board Committee C
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Michael Goller	Mr. Anthony C. Hooper
Mr. Ranjeev Krishana	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
LETTER FROM THE INDEPENDENT BOARD COMMITTEE D
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Goller, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Goller’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Goller.
Yours faithfully,
For and on behalf of the
Independent Board Committee D
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Anthony C. Hooper
Mr. Ranjeev Krishana	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE E
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Hooper, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Hooper’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Hooper.
Yours faithfully,
For and on behalf of the
Independent Board Committee E
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Ranjeev Krishana	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
LETTER FROM THE INDEPENDENT BOARD COMMITTEE F
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Krishana, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Krishana’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Krishana.
Yours faithfully,
For and on behalf of the
Independent Board Committee F
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE G
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Malley, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Malley’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Malley.
Yours faithfully,
For and on behalf of the
Independent Board Committee G
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
LETTER FROM THE INDEPENDENT BOARD COMMITTEE H
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Riva, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Riva’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Riva.
Yours faithfully,
For and on behalf of the
Independent Board Committee H
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Mr. Thomas Malley
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE I
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Sanders, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Sanders’ contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Sanders.
Yours faithfully,
For and on behalf of the
Independent Board Committee I
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Mr. Thomas Malley
Dr. Alessandro Riva	Mr. Qingqing Yi
Independent Non-executive
Directors
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Proposals 11 – 13. Proposed Grants of Restricted Share Units to Directors
LETTER FROM THE INDEPENDENT BOARD COMMITTEE J
April 27, 2023
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Yi, details of which are set out in the Proxy Statement dated April 27, 2023, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Yi’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Yi.
Yours faithfully,
For and on behalf of the
Independent Board Committee J
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Mr. Thomas Malley
Dr. Alessandro Riva	Dr. Corazon (Corsee) D. Sanders
Independent Non-executive
Directors
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PROPOSALS 11 — 13. PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS

LETTER FROM THE INDEPENDENT FINANCIAL ADVISER
April 27, 2023
To: Independent Board Committees and the Independent Shareholders
Dear Sir or Madam,
PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
I.
INTRODUCTION

We refer to our appointment as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders of the Company (the “Independent Shareholders”) on the fairness and reasonableness of the terms of the Proposed RSU Grants and whether the transactions contemplated thereunder are on normal commercial terms and in the ordinary course of business of the Company, and to make a recommendation to the Independent Shareholders in respect thereof. Details of the Proposed RSU Grants are set out in the letter from the Board of Directors (the “Letter from the Board”) in the proxy statement dated April 27, 2023 (the “Proxy Statement”) filed by BeiGene, Ltd. (the “Company”, together with its subsidiaries (the “Group”)), of which this letter forms part. Capitalized terms used in this letter shall have the same meanings as defined in the Proxy Statement unless the context requires otherwise.
As of the Latest Practicable Date, Mr. Oyler, Dr. Wang, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi are directors of the Company. Pursuant to Chapter 14A of the HK Listing Rules, they are connected persons of the Company, and each of the Proposed RSU Grants and transactions contemplated therein constitute non-exempt connected transactions of the Company that are subject to reporting, announcement and the independent shareholders’ approval requirements.
Independent Board Committee A, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grants to Mr. Oyler and Dr. Wang.
Independent Board Committee B, comprising Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Dugan.
Independent Board Committee C, comprising Dr. Dugan, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Glazer.
Independent Board Committee D, comprising Dr. Dugan, Mr. Glazer, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Goller.

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Independent Board Committee E, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Hooper.
Independent Board Committee F, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Krishana.
Independent Board Committee G, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Malley.
Independent Board Committee H, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Riva.
Independent Board Committee I, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Sanders.
Independent Board Committee J, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva and Dr. Sanders, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Yi.
In formulating our opinion and recommendation, we have reviewed (i) the 2016 Plan; (ii) the Company’s prospectus dated July 30, 2018; (iii) the Company’s annual reports for the years ended December 31, 2020, 2021 and 2022; (iv) the Proxy Statement; (v) the findings on the review of the Company’s compensation programs prepared by an independent compensation consultant, Frederic W. Cook & Co., Inc.; (vi) the independent director compensation policy of the Company; and (vii) relevant regulatory filings issued by listed companies comparable to the Company.
We have relied on the accuracy of the information, facts, representations and opinions expressed by the Board, referred to in the Proxy Statement. We have assumed that the information, representations and opinions were true at the time they were made and continue to be true as of the date of the Proxy Statement and will continue to be true up to the time the Independent Shareholders vote on the resolutions to approve the Proposed RSU Grants. We consider that we have reviewed sufficient information to reach the conclusions set out in this letter and have no reason to believe any of the information provided to us by the management of the Company is inaccurate or that any material information has been omitted or withheld from the information supplied or the opinions expressed in the Proxy Statement. We have also assumed that all statements of belief and opinion of the Board as set out in the announcement of the Company dated April 18, 2023 (the “Announcement”) and the Proxy Statement were reasonably made after due and careful enquiry. We have not, however, carried out any independent verification on the information provided to us by the Company, nor have we conducted any form of independent in-depth investigation into the business and affairs or prospects of the Group or its associates.
Apart from professional fees for our services to the Company in connection with the engagement described above, no arrangement exists whereby we will receive any fees or benefits from the Company, its subsidiaries, directors, chief executive, substantial shareholders or any associate of any of them. During the two-year period immediately preceding the Latest Practicable Date, we were appointed as an independent financial adviser to the Company to advise on the proposed grants of restricted share units to directors as set out in the proxy statements of the Company dated April 30, 2021 and April 29, 2022, respectively. Given our independent role and normal
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professional fees received from the Company under the past engagements, we do not consider that our independence to act in present appointment is affected by them, and consider that we are independent pursuant to Rule 13.84 of the Listing Rules.
II.
PRINCIPAL FACTORS AND REASONS CONSIDERED

We have considered the following principal factors in arriving at our opinion on the Proposed RSU Grants:
(a)
Information of the Group

The Company is a global biotechnology company that is developing and commercializing innovative and affordable oncology medicines to improve treatment outcomes and access for far more patients worldwide. The Company currently has three approved medicines that were discovered and developed in its own labs, including BRUKINSA®, a small molecule inhibitor of Bruton’s Tyrosine Kinase for the treatment of various blood cancers; tislelizumab, an anti-PD-1 antibody immunotherapy for the treatment of various solid tumor and blood cancers; and pamiparib, a selective small molecule inhibitor of PARP1 and PARP2. The Company has obtained approvals to market BRUKINSA in the United States, China, the European Union, the United Kingdom, Canada, Australia and additional international markets, and tislelizumab and pamiparib in China. By leveraging its China commercial capabilities, the Company has in-licensed the rights to distribute 13 approved medicines for the China market. Supported by its global clinical development and commercial capabilities, the Company has entered into collaborations with world-leading biopharmaceutical companies such as Amgen Inc. and Novartis Pharma AG (“Novartis”) to develop and commercialize innovative medicines. Please refer to the section headed “2022 Business Highlights” in the Proxy Statement for the details of corporate development, progresses and collaboration highlights of the Group.
The tables below show the selected financial and business information of the Group extracted from the annual reports of the Company for the years ended December 31, 2020, 2021 and 2022.
Table 1 — Extract of consolidated statement of operations
	For the year ended December 31,
	2020 (US$’000)	2021 (US$’000)	2022 (US$’000)
	(audited)	(audited)	(audited)
Revenue
— Product revenue, net	308,874	633,987	1,254,612
— Collaboration revenue	0	542,296	161,309
	308,874	1,176,283	1,415,921
Research and development (“R&D”) costs	(1,294,877)	(1,459,239)	(1,640,508)
Net loss attributable to the Company	(1,624,974)	(1,457,816)	(2,003,815)
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Table 2 — Extract of consolidated balance sheets
	As of December 31,
	2020 (US$’000)	2021 (US$’000)	2022 (US$’000)
	(audited)	(audited)	(audited)
Total assets	5,600,757	8,535,525	6,379,290
Total liabilities	1,731,514	2,402,962	1,995,935
Net assets	3,869,243	6,132,563	4,383,355
Sources: Annual reports of the Company for the relevant years
Revenue
The Group’s revenue amounted to approximately US$1,176 million for the year ended December 31, 2021, representing an increase of approximately 281% as compared to approximately US$309 million for the year ended December 31, 2020. The increase was mainly due to, among other things, increased sales of  (i) BRUKINSA® in the United States and China; (ii) tislelizumab in China; and (iii) in-licensed sales of Amgen’s XGEVA® and BLINCYTO® in China, which the Company began distributing in July 2020 and August 2021, respectively, under the collaboration agreement with Amgen.
The Group’s revenue amounted to approximately US$1,416 million for the year ended December 31, 2022, representing an increase of approximately 20% as compared to US$1,176 million for the year ended December 31, 2021. However, the product revenue significantly increased by almost double from approximately US$634 million for the year ended December 31, 2021 to approximately US$1,255 million for the year ended December 31, 2022. This could be attributed primarily due to increases in sales of the Company’s internally developed products and in-licensed products, partially offset by a decrease in collaboration revenue, as the prior year period included the recognition of the majority of the US$650 million upfront payment from Novartis as license revenue.
R&D costs
R&D activities are central to the Group’s business model. They are mainly related to (i) the clinical advancement of its internally-developed drug candidates, including zanubrutinib, tislelizumab, ociperlimab, pamiparib, BGB-15025, BGB-11417, BGB-A445, BGB-16673, BGB-A425, BGB-10188 and BGB-23339 and; and (ii) in-licensed drug candidates, including Amgen pipeline assets under co-development, sitravatinib and ZW25.
The Group’s R&D costs amounted to approximately US$1,459 million for the year ended December 31, 2021, representing an increase of approximately 13% as compared to approximately US$1,295 million for the year ended December 31, 2020. The increase was mainly due to the expansion of the Company’s global development organization including the internalization of previously outsourced activities and the continued development of its clinical and preclinical drug candidates.
The Group’s R&D costs amounted to approximately US$1,641 million for the year ended December 31, 2022, representing an increase of approximately 12% compared to approximately US$1,459 million for the year ended December 31, 2021. There was a decrease in external research and development expenses for the year ended December 31, 2022. This was primarily attributable to lower upfront license fees under collaboration agreements, lower external spending related to fees paid to contract research organizations as the Group internalized previously outsourced activities, and a decrease in the expense recognized on co-development fees to Amgen. However, internal research and development expenses increased US$220.9 million, or 28%, to US$1.0 billion. This
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was primarily attributable to the expansion of the Company’s global development organization and its clinical and preclinical drug candidates as well as its continued efforts to internalize research and clinical trial activities.
As of January 30, 2023, the Group owned 48 issued U.S. patents, 32 issued China patents, a number of pending U.S. and China patent applications, and corresponding patents and patent applications internationally. As discussed in the annual report of the Company for the year ended December 31, 2022, the Group expects its research and development costs to increase in the foreseeable future as its development programs and clinical trials progress.
Net loss attributable to the Company
Based on the foregoing, the net loss attributable to the Company for the year ended December 31, 2020, 2021 and 2022 amounted to approximately US$1,625 million, US$1,458 million, and US$2,004 million, respectively.
Financial position of the Group
Total assets of the Group amounted to approximately US$6,379 million as of December 31, 2022, representing a decrease of approximately 25%, as compared to US$8,536 million as of December 31, 2021.
Net assets of the Group decreased from approximately US$6,133 million as of December 31, 2021 to approximately US$4,383 million as of December 31, 2022.
The decrease in total assets and net assets as mentioned above were mainly attributable to (i) the decrease in cash and cash equivalents from approximately US$4,376 million as of December 31, 2021 to approximately US$3,870 million as at December 31, 2022; as well as (ii) decrease in short-term investments from approximately US$2,242 million as of December 31, 2021 to approximately US$665 million as of December 31, 2022.
(b)
Background of and reasons for the Proposed RSU Grants

The 2016 Plan was approved by the Board on November 7, 2018 and by the shareholders on December 7, 2018. The purpose of the plan is to provide the Company with flexibility to use various equity-based incentives and awards to motivate the Company’s workforce.
In June 2020, the shareholders approved an amendment to the 2016 Plan to increase the number of authorised shares of the Company available for issuance under the plan and to extend its term through 2030. In June 2022, the shareholders approved a further amendment to the 2016 Plan to increase the number of authorised shares of the Company available for issuance under the plan. For further details of the 2016 Plan, please refer to the section titled “Proposal 16  —  Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan” of the Company’s 2022 Proxy Statement dated April 29, 2022.
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The details of Proposed RSU Grants to be approved at the Annual Meeting are as follows:
Table 3 — Summary of Proposed RSU Grants
	Executive director		Non-executive director		Independent non- executive directors
Grantees	Mr. Oyler		Dr. Wang (and as the Chairman of the Scientific Advisory Board)		Nine directors, namely Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi
Grant date fair value	US$	5,500,000	US$	1,333,333	US$200,000 each, totalling US$1,800,000
Source: The Proxy Statement
The table below sets out the outstanding numbers of RSUs and share options, and the remaining numbers of RSUs or share options available for future grants as at the Latest Practicable Date:
Table 4 — Outstanding numbers of RSUs and share options
2016 Plan	Outstanding number	Available for future grants
RSUs	53,875,003	74,858,549
Options	55,445,442
Source: The Proxy Statement
For further details of the Proposed RSU Grants and the corresponding outstanding amounts and amounts available for grants, please refer to the section headed “THE PROPOSED RSU GRANTS” in the “Proposals 11 — 13. Proposed Grants of Restricted Share Units to Directors” of the Proxy Statement.
The Proposed RSU Grants are part of the Company’s compensation program for employees, including executive officer, the Chair of the Scientific Advisory Board, and the independent non-executive directors.
The purpose of the grants to (i) the executive officer is to encourage him to focus on long-term Company performance and align his interests with shareholders, promote retention and reward outstanding company and individual performance; (ii) the Chair of the Scientific Advisory Board is to provide sufficient incentive to retain and motivate him to participate in the formulation of strategy, and short-term and long-term development of the Company and to recognize his contribution to the growth of the Company; and (iii) the independent non-executive directors is to retain and motivate them to continue to provide their opinions and judgments to the Board of Directors in building the strategy and long-term development of the Company.
As discussed in the sub-section headed “(a) Information of the Group” above, the Group incurred substantial amount of R&D expense for the past three years as it continued the development and advancement of its pipeline products and has been loss-making since its listing.
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The Company’s success will depend on its ability to attract, retain and motivate key executives and qualified personnel to support the Group’s operations, research and development, manufacturing and commercialization of products. Dr. Wang as the Company’s Co-Founder, Chair of the Scientific Advisory Board and director, Mr. Oyler as the Company’s Co-Founder, Chief Executive Officer and Chairman of the Board, and the independent non-executive directors, are particularly valuable in that regard. Also, they are considered by the Board of Directors as vital for the Group to successfully implement its overall business strategy.
In the circumstances, we are of the view that the RSUs which involve the issue of shares upon vesting, are effective instruments for the Group to incentivize its employees, consultants and directors without incurring any significant cash outflows. Also, we note that it is a common compensation practice to provide equity rewards in addition to cash (as demonstrated by our analysis in the sub-section headed “(d) Assessment on the fairness and reasonableness of the Proposed RSU Grants — Comparison of the remuneration packages of the Grantees with those of the Comparable Companies” below).
(c)
Principal terms of the Proposed RSU Grants

The Proposed RSU Grants to Mr. Oyler, Dr. Wang, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi (the “Grantees”) will be granted for nil consideration, with each of the RSU granted represents the right to receive one ordinary share of the Company on the date it vests. Further terms of the Proposed RSU Grants are set out below:
Table 5 — Principal terms of Proposed RSU Grants
	Executive director	Non-executive director	Independent non-executive directors
Grantees	Mr. Oyler (and as the Chairman and Chief Executive Officer)	Dr. Wang (and as the Chair of the Scientific Advisory Board)	Nine Directors, namely Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi
Grant date fair value	US$5,500,000	US$1,333,333	US$200,000 each, totalling US$1,800,000
Indicative number of RSUs (based on the closing price of US$258.45 per ADS of the Company on Nasdaq (or US$19.88 per ordinary share) on the assumed grant date which is April 21, 2023)	276,640	67,054	10,049 each, totaling 90,441
Vesting schedule	25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested as if he had remained employed for an	25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service.	100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth
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	Executive director	Non-executive director	Independent non-executive directors
Grantees	Mr. Oyler (and as the Chairman and Chief Executive Officer)	Dr. Wang (and as the Chair of the Scientific Advisory Board)	Nine Directors, namely Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi
	additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company.		below or the Board determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director.
The final number of RSUs underlying each Proposed RSU Grant shall be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the date of the Annual Meeting, i.e. June 15, 2023 as divided by 13. If the Independent Shareholders’ approval is not obtained by the date of the Annual Meeting, the respective Proposed RSU Grants shall be replaced by share option grant with the same grant date value in accordance with Chapter 17 of the HK Listing Rules. Please refer to the section headed “THE PROPOSED RSU GRANTS” in the “Proposals 11 — 13. Proposed Grants of Restricted Share Units to Directors” of the Proxy Statement for further details.
As understood from the Company, if a RSU holder resigns before the vesting of the RSUs granted under the 2016 Plan, the unvested RSUs except any portion subject to acceleration will be forfeited. We consider that such vesting mechanism will serve the purpose of retaining the directors by providing them incentive to remain with the Group before the full vesting of the RSUs.
In addition to the Proposed RSU Grants, the Board of Directors will also grant the proposed share option grants under the 2016 Plan to Mr. Oyler, Dr. Wang and independent non-executive directors on the date of Annual Meeting. Details of such share option grants are set out below for illustrative purpose:
•
share options with a grant date fair value of US$11,000,000 to Mr. Oyler. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance become exercisable in 36 successive equal monthly

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installments thereafter, subject to continued services; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the option shall become exercisable for underlying shares as if he had remained employed for an additional 20 months; provided further that the option shall become exercisable for all underlying shares upon a change in control of the Company;
•
share options with a grant date fair value of US$2,666,667 to Dr. Wang. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance become exercisable in 36 successive equal monthly installments thereafter, subject to continued services;

•
share options with a grant date fair value US$200,000 to each of the independent non-executive directors. The share options shall vest in full on the earlier of the first anniversary of grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. All options shall be exercisable for three years following cessation of service, and unvested options shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control; and

•
each share option will have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days preceding the grant date, in each case as determined in reference to the closing price of the Company’s ADSs on the Nasdaq.

The proposed share option grants for non-executive directors under the 2016 Plan do not have performance targets or a clawback mechanism. The proposed share option grants for Mr. Oyler and Dr. Wang under the 2016 Plan do not have performance targets but are subject to a clawback mechanism for termination for cause. The Compensation Committee believes that including a portion of time-based incentives in director compensation, such as the proposed grant of share options to Mr. Oyler, Dr. Wang, and the independent non-executive directors, encourages them to focus on long-term Company performance and better aligns the directors' interests with that of shareholders while promoting retention.
We noted that the principal terms of the Proposed RSU Grants are substantially the same as that of the proposed RSU grants in 2022 (the “2022 RSU Grants”). In addition, the grant date fair value of the Proposed RSU Grants to each of the nine independent non-executive directors are identical as that of the 2022 RSU Grants, while the grant date fair value to (i) Mr. Oyler increased from US$4,000,000 to US$5,500,000; and (ii) Dr. Wang increased from US$1,000,000 to US$1,333,333. We also noted that such increases in the Proposed RSU Grants to My. Oyler and Dr. Wang are mainly due to the change in RSU and option split of their remuneration packages and result in little or no change in total compensation amount, specifically: (i) Mr. Oyler’s total grant date fair value slightly increased from US$16 million to US$16.5 million; and (ii) Dr. Wang’s grant date fair value remained unchanged.
(d)
Assessment on the fairness and reasonableness of the Proposed RSU Grants

Comparable scheme
We have identified the following list of comparable share award schemes (the “Comparable Schemes”) adopted by biotechnology companies listed on the Main Board of the Stock Exchange in Hong Kong, the Nasdaq, or the Science and Technology Innovation Board of the Shanghai Stock Exchange (the “STAR Market”) as the shares of the Company are listed on these three markets, and of comparable size to the Company with closing market capitalization of HK$100 billion to HK$400 billion as of the date of the Announcement (the “Comparable Company(ies)”) for our assessment of the fairness and reasonableness of the terms of the 2016 Plan and the Proposed RSU Grants. Notwithstanding the fact that only one of the Comparable Companies is listed in Hong Kong, their principal businesses, target markets and business scales are similar to those of the Company and there are no such comparable companies that we could identify on the STAR Market. In selecting these Comparable Companies, we focused on the biotechnology and pharmaceutical industries according to classifications of the Bloomberg Industry Classification Standard, Global Industry Classification Standard and Industry Classification Benchmark by Bloomberg, and also made reference to the findings on the review of the Company’s compensation programs prepared by the independent compensation consultant, Frederic W. Cook & Co., Inc. We
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PROPOSALS 11 — 13. PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
consider the Comparable Schemes to be fair and representative for our comparable analysis and are exhaustive based on our selection criteria outlined above so as to determine whether terms of the 2016 Plan and the Proposed RSU Grants are in line with the market practice. We have not taken into consideration share award schemes of publicly traded companies operating in non-biotechnology or non-pharmaceutical industries which are, in our view, not comparable to the Company given their differences in the business nature, product life cycle and operational risks, which, individually or collectively, may impact significantly on their remuneration packages of directors and senior management.
We have compared the background and the fundamentals of the Comparable Companies to that of the Group. Details of the comparison are set out below:
Table 6 — List of Comparable Companies
Comparable Companies	Headquarters	Stock code	Year of incorporation	Market capitalization as of the date of Announcement (Note 2)	Revenue (Note)	Research and development expenses (Note)	No. of employees (Note)	Description
					(US$’million)	(US$’million)
Seagen Inc.	United States	SGEN (Nasdaq)	1997	US$38.39 billion (equivalent to HK$301.39 billion)	1,962.41	1,344.36	3,256
Seagen Inc. operates as a
biotechnology company. The
company discovers and
develops monoclonal antibody-
based drugs to treat cancer and
related diseases, as well as offers
antibody-drug conjugate
technology designed to deliver
cell-killing agents directly to
tumor cells. Seagen serves
customers worldwide.

Incyte Corporation	United States	INCY (Nasdaq)	2003	US$16.45 billion (equivalent to HK$129.17 billion)	3,394.64	1,585.94	2,324	Incyte Corporation is a biopharmaceutical company. The company discovers, develops, and commercializes proprietary small molecule drugs, primarily used in oncology.
Illumina, Inc.	United States	ILMN (Nasdaq)	2000	US$36.07 billion (equivalent to HK$283.13 billion)	4,584	1,321	10,200
Illumina, Inc. develops,
manufactures and markets
integrated systems for the large
scale analysis of genetic
variation and biological
function. The company provides
a comprehensive line of
products and services that
currently serve the sequencing,
genotyping and gene expression
markets for genomic research
centers, pharmaceutical
companies, academic
institutions and biotechnology
companies.

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Comparable Companies	Headquarters	Stock code	Year of incorporation	Market capitalization as of the date of Announcement (Note 2)	Revenue (Note)	Research and development expenses (Note)	No. of employees (Note)	Description
					(US$’million)	(US$’million)
Horizon Therapeutics Plc	United States	HZNP (Nasdaq)	2011	US$25.56 billion (equivalent to HK$200.62 billion)	3,629.00	437.962	2,115
Horizon Therapeutics Public
Limited Company is a
biotechnology company. The
company focuses on the
discovery, development, and
commercialization of medicines
that address critical needs for
people impacted by rare,
autoimmune, and severe
inflammatory diseases. Horizon
Therapeutics serves patients
worldwide.

BioMarin Pharmaceutical Inc.	United States	BMRN (Nasdaq)	1996	US$18.46 billion (equivalent to HK$144.92 billion)	2,096.04	649.606	3,082
BioMarin Pharmaceutical Inc.
develops and commercializes
therapeutic enzyme products.
The company has applied its
proprietary enzyme technology
to develop products for
lysosomal storage diseases and
for the treatment of serious
burns. BioMarin Pharmaceutical
through its subsidiaries
provides analytical and
diagnostic products and
services in the area of
carbohydrate biology.

Biogen Inc.	United States	BMRN (Nasdaq)	2007	US$42.45 billion (equivalent to HK$333.6 billion)	10,173	2,231.10	8,725
Biogen Inc. develops,
manufactures, and
commercializes therapies,
focusing on neurology,
oncology, and immunology. The
company products address
diseases such as multiple
sclerosis, non-hodgkin’s
lymphoma, rheumatoid
arthritis, crohn’s disease, and
psoriasis.

Alnylam Pharmaceuticals, Inc.	United States	BIIB (Nasdaq)	2003	US$25.03 billion (equivalent to HK$196.51 billion)	844.287	792.156	2,002
Alnylam Pharmaceuticals, Inc.
operates as an early-stage
therapeutics company. The
company discovers and
develops drug and medicines
for the treatment of human
disease. Alnylam
Pharmaceuticals serves health
care sectors in the United States
and the United Kingdom.

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Comparable Companies	Headquarters	Stock code	Year of incorporation	Market capitalization as of the date of Announcement (Note 2)	Revenue (Note)	Research and development expenses (Note)	No. of employees (Note)	Description
					(US$’million)	(US$’million)
Genmab A/S	Denmark	ALNY (Nasdaq)	1998	US$27.27 billion (equivalent to HK$214.03 billion)	2,114.32	805.74	1,660	Genmab A/S operates as a biotechnology company. The company specializes in development of antibody therapeutics for the treatment of cancer. Genmab serves customers worldwide.
Argenx SE	Netherlands	ARGX (Nasdaq)	2008	US$20.92 billion (equivalent to HK$164.23 billion)	445.267	663.37	650
argenx SE operates as a
biotechnology company. The
company develops antibody
based therapies for the
treatment of severe
autoimmune diseases and
cancer. argenx serves customers
in the Netherlands and
Belgium.

BioNTech SE Note 2	Mainz	BNTX (Nasdaq)	2008	US$29.96 billion (equivalent to HK$235.20 billion)	1,492.78	72.764	3,138	BioNTech SE provides biotechnological solutions. The company develops various types of treatments for cancer patients’ tumors. BioNTech serves customers worldwide.
Wuxi Biologics (Cayman) Inc.	Wuxi	2269 (Main Board)	2014	HK$229.85 billion (equivalent to US$29.28 billion)	2,286.770	92.008	9,864
WuXi Biologics (Cayman) Inc.
operates as a pharmaceutical
company. The company
develops and manufactures
antibody drugs, biological
medicines, and other tablets, as
well as provides research
material generation, sterility
assurance programs, clinical
trials, and translational
oncology research services.
WuXi Biologics (Cayman) serves
customers worldwide.

The Company	China/United States/ Switzerland	BGNE (Nasdaq) 6160 (Main Board) 688235 (STAR Market)	2010	HK$223.45 billion (equivalent to US$28.47 billion)	1,415.92	1,640.51	9,000
The Company is a global
biotechnology company that
is developing and
commercializing innovative
and affordable oncology
medicines to improve
treatment outcomes and
access for far more patients
worldwide.

Sources: Relevant regulatory publications of Comparable Companies
Notes:
(1)
The information is based on the latest available publications of the Comparable Companies as at the date of the Announcement.

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(2)
According to Bloomberg, the exchange rate was US$1 to HK$7.8499 as at the date of the Announcement.

(3)
Despite BioNTech SE is considered to be a Comparable Company based on our selection criteria, it does not have a scheme comparable to the 2016 Plan or Proposed RSU Grants according to its latest annual report and the prospectus of BioNTech SE. Therefore, no further analysis has been conducted in the following sections, i.e. Table 7 — List of Comparable Schemes, Table 9 — List of remuneration packages of the directors of the Company and Comparable Companies and Table 10 — Analysis on the portion of share awards components of the directors and senior management of the Company and Comparable Companies.

We have also compared the Comparable Schemes and their respective grantees to that of the Group. Details of the comparison are set out below:
Table 7 — List of Comparable Schemes
Company name (Plan name)	Year adopted, restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs	Specific performance targets or clawback terms for the RSUs granted to non-employee directors according to the respective latest publications
SEAGEN INC. (2007 Equity Incentive Plan)	2020	Employees, including officers, directors and consultants and affiliates	Stock options (including incentive stock options and non-statutory stock options), restricted stock, RSUs, stock appreciation rights and other similar types of awards.	To provide incentives for recipients to exert maximum efforts for the success of the company and any affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the common stock through the granting of awards.	Yes, upon a change in control and termination of employment.	RSUs granted to employees vest 25% each year beginning one year after the grant date. Option and RSU grants to nonemployee members of the board of directors’ vest over one year.	No performance targets or clawback terms.
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Company name (Plan name)	Year adopted, restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs	Specific performance targets or clawback terms for the RSUs granted to non-employee directors according to the respective latest publications
INCYTE CORPORATION (2010 Stock Incentive Plan)	2021	Employees, directors and consultants	Incentive stock options, non-statutory stock options, SARs, restricted stock awards, RSUs, performance stock awards, performance cash awards, and other stock awards.	Promote the long-term success of the corporation and the creation of stockholder value by (a) encouraging employees, outside directors and consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications and (c) linking employees, outside directors and consultants directly to stockholder interests through increased stock ownership.	Yes, upon a change in control and death or disability of the participants.	RSUs granted to employees generally vest annually over a straight-line four-year period after the grant date.	No performance targets or clawback terms.
ILLUMINA, INC. (2015 Stock Plan)	2015	Non-employee directors and employees	stock options, performance stock options, restricted stock units and awards, and performance stock units.	To attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to service providers, and to promote the success of the company’s business.	Yes, upon a change in control.	RSU generally vest over a four-year period with equal vesting annually.	No performance targets or clawback terms.
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Company name (Plan name)	Year adopted, restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs	Specific performance targets or clawback terms for the RSUs granted to non-employee directors according to the respective latest publications
HORIZON THERAPEUTICS PLC (2011 Equity Incentive Plan)	2020	Employees and nonexecutive directors	Incentive and nonstatutory stock options, stock appreciation rights, restricted stock awards, RSUs awards, performance awards and other stock awards.	To provide incentives for such persons to exert maximum efforts for the success of the company and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in the value of its ordinary shares.	Yes, upon a change in control and corporate transaction.	The RSUs vest annually, with a vesting period ranging from two to four years.	No performance targets or clawback terms.
BIOMARIN PHARMACEUTICAL INC (2017 Equity Incentive Plan)	2019	Employees, directors and consultants	RSUs and stock options as well as other forms of equity compensation.	To help the company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the company and any affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the common stock.	Yes, upon a change in control and death or disability of the participants.	RSUs granted to employees generally vest annually over a straight-line four-year period after the grant date.	No performance targets or clawback terms.
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Company name (Plan name)	Year adopted, restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs	Specific performance targets or clawback terms for the RSUs granted to non-employee directors according to the respective latest publications
BIOGEN INC. (2006 Directors Plan together with 2017 Omnibus Equity Plan)	2022 and 2017	Directors and employees	Stock options, shares of restricted stock, RSUs, performance shares, stock appreciation rights and other awards in such amounts and with such terms and conditions as may be determined by a committee of our Board of Directors.	To encourage ownership of shares of common stock by non-employee directors of the company and its affiliates, and to provide an additional incentive to those directors to promote the success of the company and its affiliates; and to attract and retain employees of the company and its affiliates, to provide an incentive for them to generate stockholder value by contributing to the appreciation of the company’s stock price and to enable them to participate in the growth of the company by granting awards with respect to the company’s common stock.	Yes, upon a change in control and corporate transaction.	RSUs will become eligible to vest in three equal instalments on each of the first, second, and third anniversaries of the grant date.	No performance targets or clawback terms.
ALNYLAM PHARMACEUTICALS, INC. (2009 Stock Incentive Plan)	2022	Employees, officers and directors	Stock options, restricted stock and restricted stock units (together, restricted stock awards), stock appreciation rights and other stock-based awards, and has a fungible share pool.	To provide an additional incentive to those directors to promote the success of the company and its affiliates.	Yes, upon a change in control and termination of employment.	Subject to certain exceptions, awards granted to participants shall not become exercisable and/or vested (as applicable) prior to the first-year anniversary of the date of grant. The Board shall	No performance targets or clawback terms.
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Company name (Plan name)	Year adopted, restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs	Specific performance targets or clawback terms for the RSUs granted to non-employee directors according to the respective latest publications
						determine the terms and conditions of a restricted stock award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
GENMAB A/S (Long-term Incentive Plan)	2021	Employees, executive management and the board of directors	RSU & warrants	Incentive scheme for employees, members of executive management and members of the board of directors.	Yes, upon a change of control.	Fully vested on the first banking day of the month following a period of 3 years from the grant date.	No performance targets or clawback terms.
ARGENX SE – ADR (Equity Incentive Plan 2021)	2021	Employees, consultants or directors of the company and its subsidiaries.	Stock options and RSU	To attract and retain highly qualified individuals, and to motivate and incentivize them to contribute to the company’s long-term success.	Yes, upon a liquidation, dispose of substantial assets and change in control.	RSUs vest over a period of 4 years with 1/4th of the total grant vesting at each anniversary of the date of grant.	No performance targets or clawback terms.
Wuxi Biologics (Cayman) Inc. (Restricted Share Award Scheme)	2018	Employees and directors	RSU	To recognise certain employees of the group and directors of the company; encourage, motivate and retained them, whose contributions are beneficial to continual operation, development and long-term growth of the group; and provide additional incentive for them to achieve performance goals, with a view to	Yes, upon a corporate transaction. (Note 1).	RSUs vested over a period of 5 years with 20% for each of the 2nd, 3rd and 4th anniversary of the date of grant and 40% of the 5th anniversary of the grant date.	No performance targets or clawback terms.
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PROPOSALS 11 — 13. PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
Company name (Plan name)	Year adopted, restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs	Specific performance targets or clawback terms for the RSUs granted to non-employee directors according to the respective latest publications
				achieving the objectives of increasing the value of the group and aligning the interests of them to shareholders of the company.
The Company (2016 Plan)	2022	Officers, employees, non-employee directors and consultants of the Company	Share options, RSUs and other incentive awards	To encourage and enable the officers, employees, nonemployee directors and consultants of the Group upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company	Yes, upon a change in control and/or certain qualifying termination events	25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service for executive director and certain non-executive directors; and 100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date and the next annual general meeting for certain non-executive directors.	No performance targets or clawback terms.
Sources: the regulatory filings of the Comparable Companies
Notes:
(1)
Due to the lack of available public information, the relevant information is based on the disclosure in the prospectus and the respective annual report on the assumption that the accelerated vesting arrangement of restricted share award scheme is the same as that of WuXi PharmaTech Stock Units back in 2015.

(2)
Despite BioNTech SE is considered to be a Comparable Company based on our selection criteria, it does not have a scheme comparable to the 2016 Plan or Proposed RSU Grants according to its latest annual report and the prospectus of BioNTech SE. Therefore, no analysis regarding BioNTech SE has been conducted in this section.

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We consider that the 10 Comparable Schemes adopted by the Comparable Companies demonstrate that the alignment of interests of selected employees and non-employee directors by way of grant and ownership of award shares is a market practice. We also consider the purposes of the Comparable Schemes are similar to that of the 2016 Plan and the Proposed RSU Grants.
From the table above, we see that all of the Comparable Schemes permit both employees and directors to participate. We also note that the restricted stock units awarded under the majority of the Comparable Schemes will be vested in multiple tranches from one to five years and are subject to accelerated vesting. In particular, the restricted stock units granted under the Comparable Schemes of Seagen Inc., Incyte Corporation, Illumina Inc, Horizon Therapeutics Plc and BioMarin Pharmaceutical Inc. will be vested 25% each year, which resemble the 2016 Plan. In addition, all Comparable Schemes do not have specific performance targets or a clawback mechanism for the RSUs granted to non-employee directors. As such, it is believed that such practice for Proposed RSUs Grants for independent non-executive directors is generally in line with the market practice. In addition, based on further discussions with the management of the Group, we understood that Mr. Oyler and Dr. Wang, as the founders and directors of the Group, have important roles in the Company's development and operations that the Proposed RSUs Grants without performance target or clawback mechanism for them are in line with the purposes to promote long-term retentions. Please refer to the sub-sections headed “Rationale for the Proposed RSU Grants — (i) Mr. Oyler” and “— (ii) Dr. Wang” below for further details. Such practice is also consistent with the Company’s remuneration policy and the purpose of the 2016 Plan, inter alia, to enable the Grantees to acquire proprietary interest in the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. Please refer to the sections headed “Executive Compensation” and “Director Compensation” in the proxy statement for the details of remuneration policies of the Company.
Despite there are no specific performance targets or a clawback mechanism for the RSUs, the management of the Company, however, advised that in light of the final rules adopted by the SEC related to general clawback policies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company intends to implement a clawback policy applicable to certain employees once Nasdaq listing standards become effective and in accordance with the required deadlines.
Rationale for the Proposed RSU Grants
We have reviewed the background and work experience of Mr. Oyler, Dr. Wang and the nine independent non-executive directors, and noted that their expertise and experience are relevant to the Group’s operations. Details of the Grantees are set out below:
(i) Mr. Oyler
Mr. Oyler is the Company’s Co-Founder, Chief Executive Officer and Chairman of the Board. He has served as a member of the Board of Directors since October 2010. From 2005 to 2009, Mr. Oyler served as President and Chief Executive Officer of BioDuro, LLC, a drug discovery outsourcing company, which was acquired by Pharmaceutical Product Development Inc. From 2002 to 2004, Mr. Oyler served as Chief Executive Officer of Galenea Corp., a biopharmaceutical company dedicated to the discovery of novel therapies for central nervous system diseases, which initially were developed at Massachusetts Institute of Technology. From 1998 to 2002, Mr. Oyler was a Founder and the President of Telephia, Inc. which was bought by The Nielsen Company in 2007. From 1997 to 1998, Mr. Oyler served as Co-Chief Executive Officer of Genta Incorporated, an oncology-focused biopharmaceutical company that was listed on the Nasdaq. Mr. Oyler began his career as a management consultant at McKinsey & Company. Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996.
The Proposed RSU Grant to Mr. Oyler is part of the Company’s compensation program for employees, including executive officers. The purpose of such grant is to encourage executives and other employees to focus on long-term company performance and align their interests with shareholders, promote retention and reward outstanding company and individual performance. The Board of Directors proposed to compensate Mr. Oyler with the Proposed RSU Grant after considering Mr. Oyler’s integral role as Co-Founder, Chief
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Executive Officer and Chairman of the Board, his extensive leadership, executive, managerial, business and biotechnology company experience, his years of industry experience in the development of pharmaceutical products and contribution to the rapid growth of the Company.
The Board of Directors considered the retention and motivation of Mr. Oyler are indispensable to the senior management of the Company. The Company maintains an industry-specific peer group of publicly traded companies in the pharmaceutical and biotechnology industries that is selected based on a balance of criteria, such as the size of the company and the stage of R&D and commercialization of the Company, for benchmarking pay. The value of RSUs to be granted to Mr. Oyler was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of the Company’s compensation peer group.
(ii) Dr. Wang
Dr. Wang is the Company’s Co-Founder and has served as a member of the Board of Directors since February 2016. He has also served as the Chairman of the Company’s Scientific Advisory Board since 2011. Dr. Wang has served as the founding Director of the National Institute of Biological Sciences in Beijing since 2003 and became its Director and Investigator in 2010. In addition, Dr. Wang has served as a Chair Professor at Tsinghua University since 2020. Previously, he was a Howard Hughes Medical Institute Investigator from 1997 to 2010 and held the position of the George L. MacGregor Distinguished Chair Professor in Biomedical Sciences at the University of Texas Southwestern Medical Center in Dallas, Texas from 2001 to 2010. In 2004, Dr. Wang founded Joyant Pharmaceuticals, Inc., a venture capital-backed biotechnology company focused on the development of small molecule therapeutics for cancer. Dr. Wang serves as a non-executive director and member of the compensation committee of Clover Biopharmaceutical Ltd. (HKEx: 2197). Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. Dr. Wang has been a member of the National Academy of Sciences, USA since 2004 and a foreign associate of the Chinese Academy of Sciences since 2013.
Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to the Company in his areas of expertise, participating in the Company’s leadership team meetings from time to time, and interacting with the Company’s key stakeholders on behalf of the Company.
The Board of Directors believes that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides the Company with significant intangible benefits and access to key stakeholders in the Company’s industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to the Company. The value of RSUs to be granted to Dr. Wang was determined by the Board of Directors upon recommendation of the Compensation Committee to reflect his major contributions to the Company.
(iii) nine independent non-executive directors
The Proposed RSU Grants to independent non-executive directors, namely Mr. Glazer, Dr. Dugan, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi are part of the Company’s compensation package to the independent non-executive directors. The Proposed RSU Grants to the independent non-executive directors aim to retain and motivate them to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company.
We have reviewed each of the Grantees’ qualifications and experience in the biotechnology industry and noted that in the year ended December 31, 2022, save for Mr. Yi who recused himself from a meeting, each of them attended all 7 board meetings held by the Company and on average attended approximately 9 committee meetings.
We are of the view that the Grantees’ extensive experience in the biotechnology industry and their contributions to the Company, as described above, are contributory to the management, operation and development of the Company.
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Comparison of the remuneration packages of the Grantees with those of the Comparable Companies
The Compensation Committee takes into consideration factors such as compensation paid by comparable companies, and time commitment and responsibilities of the directors and senior management in making recommendations to the Board of Directors regarding the remuneration packages of the directors and senior management. Set out below is an illustration of the Grantees’ remunerations in U.S. dollars when the Proposed RSU Grants and share option grants are added on their actual non-equity remunerations for the year ended December 31, 2022 (the “Illustrative Remuneration”):
Table 8 — List of remuneration packages of the directors of the Company
Grantee	Position(s)	Total cash and other non-equity emoluments for the year ended December 31, 2022 (Note 1)	Total grant date fair value of RSU grants (Note 2)	Total grant date fair value of share option grants (Note 2)	Aggregate remuneration (US$)
Mr. Oyler	Chairman, Executive Director and Chief Executive Officer	2,029,812	5,500,000	11,000,000	18,529,812
Dr. Wang	Non-executive Director	250,000	1,333,333	2,666,667	4,250,000
Mr. Glazer	Independent Non-executive Director	74,375	200,000	200,000	474,375
Dr. Dugan	Independent Non-executive Director	76,878	200,000	200,000	476,878
Mr. Goller	Independent Non-executive Director	76,500	200,000	200,000	476,500
Mr. Hooper	Independent Non-executive Director	97,625	200,000	200,000	497,625
Mr. Krishana	Independent Non-executive Director	79,000	200,000	200,000	479,000
Mr. Malley	Independent Non-executive Director	93,375	200,000	200,000	493,375
Dr. Riva	Independent Non-executive Director	71,152	200,000	200,000	471,152
Dr. Sanders	Independent Non-executive Director	95,848	200,000	200,000	495,848
Mr. Yi	Independent Non-executive Director	85,386	200,000	200,000	485,386
Notes:
(1)
Comprised of salaries and other benefits, performance bonus and/or retirement benefit scheme contributions as disclosed in the Proxy Statement.

(2)
The grant date fair value of the RSUs to be granted to (i) Mr. Oyler, (ii) Dr. Wang; and (iii) independent non-executive directors are US$5,500,000, US$1,333,333 and US$200,000, respectively. In addition, the grant date fair value of the share options to be granted to Mr. Oyler, Dr. Wang and each of independent non-executive directors are US$11,000,000, US$2,666,667 and US$200,000, respectively.

As set out in the table above, assuming that the value of the RSUs (under the Proposed RSU Grants) and share options (under the share option grants) is the grant date fair value, the Illustrative Remuneration of Mr. Oyler, Dr. Wang, and nine independent non-executive directors will then amount to approximately US$18.5 million, US$4.3 million, and US$0.5 million, respectively.
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In assessing the fairness and reasonableness of the Illustrative Remuneration of the Grantees, we have compared the remuneration packages of Comparable Companies’ directors based on their latest available filings.
Table 9 — List of remuneration packages of the directors of the Company and Comparable Companies
Comparable Companies	Stock code	Market Capitalization as at the date of Announcement (Note 1)	Total Remunerations (US$’000)
			Executive and non-executive directors		Independent directors
			Minimum	Maximum	Minimum	Maximum
SEAGEN INC.	SGEN US Equity	US$38.39 billion (equivalent to HK$301.39 billion)	3,966	18,906	469	528
INCYTE CORPORATION	INCY US Equity	US$16.45 billion (equivalent to HK$129.17 billion)	3,979	14,444	218	516
ILLUMINA, INC.	ILMN US Equity	US$36.07 billion (equivalent to HK$283.13 billion)	2,466	22,885	430	483
HORIZON THERAPEUTICS PLC	HZNP US Equity	US$25.56 billion (equivalent to HK$200.62 billion)	5,864	21,353	502	528
BIOMARIN PHARMACEUTICAL INC.	BMRN US Equity	US$18.46 billion (equivalent to HK$144.92 billion)	4,699	18,255	472	537
BIOGEN INC.	BIIB US Equity	US$42.45 billion (equivalent to HK$333.6 billion)	5,639	17,690	207	680
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Comparable Companies	Stock code	Market Capitalization as at the date of Announcement (Note 1)	Total Remunerations (US$’000)
			Executive and non-executive directors		Independent directors
			Minimum	Maximum	Minimum	Maximum
ALNYLAM PHARMACEUTICALS, INC.	ALNY US Equity	US$25.03 billion (equivalent to HK$196.51 billion)	2,798	10,176	466	4,464
GENMAB A/S	GNMSF US Equity	US$27.27 billion (equivalent to HK$214.03 billion)	2,960	6,693	157	529
ARGENX SE – ADR	ARGX US Equity	US$20.92 billion (equivalent to HK$164.23 billion)	730	7,778	730	1,113
Wuxi Biologics (Cayman) Inc.	2269 HK Equity	HK$229.85 billion (equivalent to US$29.28 billion)	2,064	7,368	56	60
The Company	6160 HK Equity	HK$223.45 billion (equivalent to US$28.47 billion)	4,250	18,530	471	498
Sources: Regulatory filings of the Comparable Companies and the Proxy Statement
Notes:
(1)
According to Bloomberg, the exchange rate was US$1 to HK$7.8499 as at the date of the Announcement.

(2)
The total remunerations for the independent directors excluded those who did not serve as director for the latest full financial year.

(3)
Dr. Dugan and Dr. Riva were appointed to the board of directors on February 1, 2022 and therefore their 2022 renumeration package did not reflect the full year of 2022. However, the renumeration they received in 2022 substantially reflected the structure of renumeration package and hence been included in this analysis.

(4)
Despite BioNTech SE is considered to be a Comparable Company based on our selection criteria, it does not have a scheme comparable to the 2016 Plan or Proposed RSU Grants according to its latest annual report and the prospectus of BioNTech SE. Therefore, no analysis regarding BioNTech SE has been conducted in this section.

Although details with respect to each Comparable Company and its director(s) such as responsibilities, experience and years of service of each director as well as product type, stage of clinical development and commercialization and scale of each company may
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vary, we consider that the Comparable Companies serve as a general reference to indicate common market practice in determining the remuneration packages of directors of biotechnology companies.
As shown in the table above, the remuneration of the Comparable Companies’ (i) executive and non-executive directors ranged from approximately US$0.73 million to approximately US$22.9 million; and (ii) independent directors ranged from approximately US$0.56 to approximately US$4.5 million. The Illustrative Remunerations appear to be lower than or generally in line with these ranges.
In addition, we have analysed the share awards components of the remuneration packages of the Comparable Companies’ directors. A summary of such analysis is set out below:
Table 10 — Analysis on the portion of share awards components of the directors and senior management of the Company and Comparable Companies
Company	Executive and non-executive directors RSU grants (% Total)	Independent non-executive directors RSU grants (% Total)
SEAGEN INC.	54.3%	41.2%
INCYTE CORPORATION	52.0%	45.1%
ILLUMINA, INC.	78.6%	78.7%
HORIZON THERAPEUTICS PLC	85.3%	78.0%
BIOMARIN PHARMACEUTICAL INC.	59.9%	88.3%
BIOGEN INC.	74.9%	68.8%
ALNYLAM PHARMACEUTICALS, INC.	4.4%	44.7%
GENMAB A/S	5.0%	51.0%
ARGENX SE – ADR	25.3%	31.6%
Wuxi Biologics (Cayman) Inc.	89.0%	70.3%
Maximum	89.0%	88.3%
Minimum	4.4%	31.6%
Median	54.3%	51.0%
Average	51.8%	58.2%
The Company (Note 2)	30.0%	41.4%
Sources: Regulatory filings of the Comparable Companies and the Proxy Statement.
Notes:
(1)
The total remunerations for the independent directors excluded those who did not serve as director for the latest full financial year.

(2)
Dr. Dugan and Dr. Riva were appointed to the board of directors on February 1, 2022 and therefore their 2022 renumeration package did not reflect the full year of 2022. However, the renumeration they received in 2022 substantially reflected the structure of renumeration package and hence been included in this analysis.

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PROPOSALS 11 — 13. PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
(3)
Despite BioNTech SE is considered to be a Comparable Company based on our selection criteria, it does not have a scheme comparable to the 2016 Plan or Proposed RSU Grants according to its latest annual report and the prospectus of BioNTech SE,. Therefore, no analysis regarding BioNTech SE has been conducted in this section.

In respect of the Comparable Companies’ executive directors and non-executive directors, approximately 4.4% to 89.0% of their total remunerations were paid by way of share awards. For the Illustrative Remuneration of the Company’s executive and non-executive directors, the ratio of the share awards component of 30.0% is within the range of the Comparable Companies.
In respect of the Comparable Companies’ independent non-executive directors, approximately 31.6% to 88.3% of their total remunerations were paid by way of share awards. For the Illustrative Remuneration of the Company’s independent non-executive directors, we note that the ratio of share awards component of 41.4% is within the range of the Comparable Companies.
Based on the above analysis, we are of the view that the ratios of the share awards component of the Illustrative Remuneration of the Company’s executive director, non-executive director, and independent non-executive directors resonate with the market practice as they are generally within range of the Comparable Companies.
We therefore consider the Proposed RSU Grants, being part of the equity component, are fair and reasonable.
Dilution effect
Assuming each of the directors becomes fully entitled to all shares underlying the Proposed RSU Grants and based on the indicative number of RSUs set forth above, the total number of such underlying shares would amount to 434,135 ordinary shares, or approximately 0.03% of the total number of issued shares as of the Latest Practicable Date, and such shares will represent 0.03% of the total number of issued shares upon completion of issue.
The shareholding structure of the Company before and after each of the directors becomes fully entitled to all of the shares underlying the Proposed RSU Grants is summarized as follows (calculated assuming the indicative number of RSUs set forth above and based on the total number of issued shares as of the Latest Practicable Date):
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PROPOSALS 11 — 13. PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
Table 11 — Shareholding structure before and after full vesting of the Proposed RSU Grants
	Latest Practicable Date		Assuming full vesting of the Proposed RSU Grants
	No. of shares	%	No. of shares	%
Mr. Oyler	73,923,409	5.42%	74,200,049	5.44%
Dr. Wang	20,144,790	1.48%	20,211,844	1.48%
Dr. Dugan	73,918	0.005%	83,967	0.006%
Mr. Glazer	3,150,782	0.23%	3,160,831	0.23%
Mr. Goller	413,335	0.03%	423,384	0.03%
Mr. Hooper	143,988	0.01%	154,037	0.01%
Mr. Krishana	413,335	0.03%	423,384	0.03%
Mr. Malley	1,326,083	0.10%	1,336,132	0.10%
Dr. Riva	73,918	0.005%	83,967	0.006%
Dr. Sanders	104,117	0.008%	114,166	0.008%
Mr. Yi	396,253	0.03%	406,302	0.03%
Other Shareholders	1,262,488,173	92.65%	1,262,488,173	92.62%
Total	1,362,652,101	100.00%	1,363,086,236	100.00%
For further details, please refer to the section headed “Dilution effect” in the “Proposals 11 — 13. Proposed Grants of Restricted Share Units to Directors” of the Proxy Statement.
As set out in the table above, there will be dilution effects on the interests of the existing public Shareholders upon granting of the Proposed RSU Grants. In our opinion, such dilution is immaterial and acceptable to the Independent Shareholders taking into the reasons and benefits of the Proposed Grant as discussed in the sub-section headed “(b) Background of and reasons for the Proposed RSU Grants” above.
Financial effects of the Proposed RSU Grants
Under the 2016 Plan, the Grantees only receive shares when the RSUs are vested, and no funds will be raised by the Company as a result of the Proposed RSU Grants.
In accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation-Stock Compensation, all the Company’s grants of share-based awards to employees were classified as equity awards and are recognized in the financial statements based on their grant date fair values. The fair value of restricted shares and restricted share units are based on the closing market price of the Company’s ADSs on the Nasdaq Global Select Market on the date of grant. The Company has elected to recognize compensation expense using the straight-line method for all employee equity awards granted with graded vesting based on service conditions.
For awards granted to non-employees, the Company has accounted for equity instruments issued to non-employees in accordance with the provisions of ASC 718 and ASC 505, Equity. All transactions in which goods or services are received in exchange for equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The grant date is the measurement date of the fair value of the equity instrument issued. The
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PROPOSALS 11 — 13. PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
expense is recognized in the same manner as if the Company had paid cash for the services provided by the non-employees in accordance with ASC 505-50, equity-based payments to non-employees. The Company estimated the fair value of share options granted to non-employees using the same method as employees.
III.
RECOMMENDATION

Having considered that (i) the Proposed RSU Grants aim to align the interests of the Grantees and the Company’s shareholders as a whole for the betterment of the Group’s future development and expansion; (ii) it is the market practice for listed biotechnology companies of sizes similar to the Company’s to grant restricted share units/share awards to their directors and senior management; and (iii) the experience and background of the relevant directors, we consider that (a) the terms of the Proposed RSU Grants are on normal commercial terms and fair and reasonable so far as the Independent Shareholders are concerned; and (b) the Proposed RSU Grants are conducted under the ordinary and usual course of business of the Company and in the interests of the Company and the shareholders as a whole. Accordingly, we advise the Independent Board Committees to recommend, and we recommend, that the Independent Shareholders vote in favor of the resolutions to be proposed at the Annual Meeting to approve the Proposed RSU Grants.
Yours faithfully,
For and on behalf of
Anglo Chinese Corporate Finance, Limited
Raymond Cheung	Brandon Li
Director	Director

(1)
Mr. Raymond Cheung is a licensed person registered with the Securities and Futures Commission and as a responsible officer of Anglo Chinese Corporate Finance, Limited to carry out Type 1 (dealing in securities) and Type 6 (advising on corporate finance) regulated activities under the SFO. He has over 11 years of experience in corporate finance.

(2)
Mr. Brandon Li is a licensed person registered with the Securities and Futures Commission and as a responsible officer of Anglo Chinese Corporate Finance, Limited to carry out Type 6 (advising on corporate finance) regulated activities under the SFO. He has over 9 years of experience in corporate finance.

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Proposal 11. Approval of the RSU Grant to Mr. Oyler
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$5,500,000 to Mr. John V. Oyler under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grant to Mr. Oyler will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested as if he had remained employed for an additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

The RSUs do not have performance targets or a clawback mechanism. The Compensation Committee believes that including a portion of time-based incentives in executive compensation, such as the Proposed RSU Grant to Mr. Oyler, encourages executives to focus on long-term Company performance and better aligns the executives’ interests with that of shareholders while promoting retention. Furthermore, the Compensation Committee believes that the Proposed RSU Grant to Mr. Oyler without performance targets or a clawback mechanism is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
If the independent shareholders’ approval is not obtained at the Annual Meeting, the Proposed RSU Grant to Mr. Oyler shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Mr. Oyler as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 11 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Mr. Oyler and his associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 11 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein.
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Proposal 12. Approval of the RSU Grants to Dr. Wang
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grant to Dr. Wang will be made under the following terms:
•
each of the RSU is granted for nil consideration;

•
each of the RSU granted represents the right to receive one ordinary share on the date it vests;

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

The RSUs do not have performance targets or a clawback mechanism. The Compensation Committee believes that including a portion of time-based incentives in Dr. Wang’s compensation encourages him to focus on long-term Company performance and better aligns his interests with that of shareholders while promoting retention. Furthermore, the Compensation Committee believes that the Proposed RSU Grant to Dr. Wang without performance targets or a clawback mechanism is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
If the independent shareholders’ approval is not obtained at the Annual Meeting, the Proposed RSU Grant to Dr. Wang shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Dr. Wang as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grant to Dr. Wang and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 12 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Dr. Wang and his associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 12 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grant to Dr. Wang and transactions contemplated therein.
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Proposal 13. Approval of the RSU Grants to the Independent Non-Executive Directors
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grants to these independent non-executive directors will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director;

•
notwithstanding the above, the number of RSUs to be vested on the vesting date shall not cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed 1% of the total number of issued shares as of the vesting date after their vesting and issuance (the “1% threshold”);

•
if the number of RSUs to be vested on the vesting date would cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed the 1% threshold, the final number of RSUs to be vested on the vesting date shall be the maximum number of shares that may be issued to the relevant grantee while keeping their respective shareholding below the 1% threshold; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

The RSUs do not have performance targets or a clawback mechanism. The Compensation Committee believes that including a portion of time-based incentives in director compensation, such as the Proposed RSU Grants to the independent non-executive directors, encourages directors to focus on long-term Company performance and better aligns the directors’ interests with that of shareholders while promoting retention. Furthermore, the Compensation Committee believes that the Proposed RSU Grants to the independent non-executive directors without performance targets or a clawback mechanism is market competitive, consistent with the Company’s remuneration policy and aligns with the purpose of the 2016 Plan.
If the independent shareholders’ approval is not obtained at the Annual Meeting, each of the Proposed RSU Grants to Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Each of Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grants to these independent non-executive directors and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
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Proposal 13. Approval of the RSU Grants to the Independent Non-Executive Directors
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 13 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi and their respective associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 13 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grants to Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Hooper, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi and transactions contemplated therein.

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Proposal 14. Non-binding, Advisory Vote on Executive Compensation
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as a “say-on-pay” vote, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee, or our Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. Based on the non-binding advisory vote regarding the frequency of future executive compensation advisory votes conducted at the 2018 annual general meeting, we currently intend to conduct this advisory vote annually until the next vote on the non-binding advisory frequency of such non-binding advisory votes, which will occur at our 2024 annual general meeting.
As described in detail in the section of this Proxy Statement titled “Executive Compensation  —  Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Board of Directors believes that our executive compensation program is well-tailored to retain and motivate key executives while recognizing the need to align the program with the interests of our shareholders and our “pay-for-performance” philosophy. We believe that philosophy is working given the Company’s performance in 2022, which is discussed in more detail in the “Executive Compensation  —  Compensation Discussion and Analysis” section. During 2022, we made significant progress on our business and operational goals, including the expansion of our commercial and clinical stage portfolio, significantly increasing product revenue and the inclusion of our medicines on the National Reimbursement Drug List in China, among other things. We encourage our shareholders to read the “Executive Compensation  —  Compensation Discussion and Analysis” section as well as the table in the section below of this Proxy Statement titled “Executive Compensation  —  Summary Compensation Table” and other related compensation tables and narrative disclosures in this Proxy Statement, which describe our executive compensation philosophy, programs, and practices and the 2022 compensation of our named executive officers.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.
Accordingly, we ask our shareholders to vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as described in this Proxy Statement.
Vote Required and Board of Directors’ Recommendation
Advisory approval of Proposal 14 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 14 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. The say-on-pay vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee or our Company. However, the Board of Directors and the Compensation Committee value the opinion of our shareholders, and to the extent there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends that shareholders vote FOR approval, on an advisory basis, of the compensation of our named executive officers.
92 :: BeiGene 2023 Proxy Statement

Proposal 15. Approval of the Seventh Amended and Restated Memorandum and Articles of Association
The Board of Directors has approved, declared advisable and is recommending that our shareholders approve the Seventh Amended and Restated Memorandum and Articles of Association of the Company (the “Restated Articles”) to amend the Sixth Amended and Restated Memorandum and Articles of Association (the “Existing Articles”) at the Annual Meeting. Details of the proposed material amendments to the Existing Articles are set out below. The following discussion is qualified in its entirety by reference to the proposed Restated Articles, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. Appendix A is marked to show the proposed changes that would be made and includes an upfront summary of the proposed changes compared to the current language of the Existing Articles.
Background
In order to comply with the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong (the “HK Listing Rules”), the Company has proposed to amend certain provisions of the Existing Articles. The Existing Articles are available on the websites of the Company (www.beigene.com) and Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk).
Description and Purpose of the Restated Articles
Inspection of Register of Members
In the proposed Restated Articles, we propose to amend the Existing Articles such that any register held in Hong Kong shall during normal business hours (subject to such reasonable restrictions as the Board of Directors may impose) be open to inspection by a member on payment of a fee of such amount not exceeding the maximum amount as may from time to time be permitted under the HK Listing Rules as the Board of Directors may determine for each inspection, provided that the Company may close the register in terms equivalent to section 632 of the Companies Ordinance (Cap. 622) of Hong Kong.
Annual Meeting
In the proposed Restated Articles, we propose to amend the Existing Articles to require that, to the extent required by the rules of the stock exchanges on which the Company lists its securities as applicable from time to time, the Company hold a general meeting as its annual general meeting for each financial year.
Proceedings at General Meetings
In the proposed Restated Articles, we propose to amend the Existing Articles such that subject to any rights and restrictions then applicable to any class or classes of shares, every shareholder of the Company present has the right to speak at any general meeting.
Votes of Members
In the proposed Restated Articles, we propose to amend the Existing Articles such that to the extent a shareholder is required to abstain from voting on a resolution or is restricted to voting only for or only against a resolution, any votes cast by or on behalf of such shareholder in contravention of that requirement or restriction are not counted to the Company’s knowledge.
Term for Directors
In the proposed Restated Articles, we propose to amend the Existing Articles such that, to the extent required by applicable HK Listing Rules, any director appointed to fill a vacancy arising from the resignation of a former director or as an addition to the existing board, shall only hold office until the next annual general meeting of the Company and shall then be eligible for re-election at that meeting.
Auditor
In the proposed Restated Articles, we propose to amend the Existing Articles such that, to the extent required by the applicable HK Listing Rules, at every annual general meeting the Members shall appoint, by Ordinary Resolution, an auditor or auditors to hold office until the next annual general meeting. The removal of an auditor before the expiration of such term shall require the approval of an
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Proposal 15. Approval of the Seventh Amended and Restated Memorandum and Articles of Association
Ordinary Resolution. The remuneration of the auditors shall be fixed by Ordinary Resolution at the annual general meeting at which they are appointed; provided that, with respect to any year, the Members may, by Ordinary Resolution, delegate the fixing of such remuneration to the Board of Directors at the annual general meeting.
The Restated Articles also contain additional changes reflected in full on Appendix A to implement the above amendments.
General Effects of the Restated Articles
After receipt of shareholder approval, the Restated Articles will become effective and will be filed with the Cayman Islands Registrar of Companies. Prior to that, the Existing Articles shall continue to apply. We believe that the Restated Articles provide adequate protections for shareholders and confirm that the Restated Articles comply with the core shareholder protection standards under Appendix 3 of the HK Listing Rules. Our ADSs will continue to trade on the NASDAQ Global Select Market under the symbol “BGNE”, our ordinary shares will continue to trade on the Stock Exchange of Hong Kong Limited under the stock code “06160” and our ordinary shares traded in Renminbi will continue to trade on the Science and Technology Innovation Board of the Shanghai Stock Exchange under the stock code “688235”.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 15 requires the favorable vote of at least a two-thirds majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 15 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the adoption of the Restated Articles.
94 :: BeiGene 2023 Proxy Statement

Proposal 16. Adjournment Proposal
General
If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve any one or more of Proposals 1 through 15, the chairman of the meeting may move to adjourn the Annual Meeting at that time in order to enable the Board of Directors to solicit additional proxies in favor of such proposal(s).
In the Adjournment Proposal, we are asking our shareholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve any one or more of Proposals 1 through 15. If our shareholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies representing a sufficient number of votes to defeat any of Proposals 1 through 15, we could adjourn the Annual Meeting without a vote on such proposal(s) and seek to convince our shareholders to change their votes in favor of such proposal(s).
If it is necessary to adjourn the Annual Meeting, no notice of the adjournment or the business to be transacted at the adjourned meeting is required to be given to our shareholders, so long as the meeting is adjourned for less than 14 days. At the adjourned meeting, no business shall be transacted other than the business left unfinished at the meeting from which the adjournment took place.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 16 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 16 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Adjournment Proposal, if necessary, to solicit additional proxies.
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Transaction of Other Business
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting as of the date of this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the person(s) named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.
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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding beneficial ownership of our share capital as of April 17, 2023 by:
•
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•
each of our named executive officers;

•
each of our directors; and

•
all of our current executive officers and directors as a group.

Beneficial ownership set forth below is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, except as otherwise provided. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.
The table lists applicable ownership based on 1,362,652,101 ordinary shares outstanding as of April 17, 2023 and also lists applicable percentage ownership. Any options to purchase ordinary shares that are exercisable and restricted share units (“RSUs”) that will vest within 60 days of April 17, 2023 are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of such persons, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Beneficial ownership representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is: c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
5% or Greater Shareholders
Amgen Inc.(1)	246,269,426	18.1%
Entities affiliated with Baker Bros. Advisors LP(2)	151,685,707	11.1%
Entities affiliated with HHLR Advisors, Ltd.(3)	147,043,058	10.8%
Entities affiliated with Capital International Investors(4)	110,215,170	8.2%
Named Executive Officers and Directors
John V. Oyler(5)	70,105,424	5.1%
Xiaobin Wu(6)	3,026,374	*
Julia Wang(7)	205,673	*
Lai Wang(8)	2,816,468	*
Jane Huang(9)	12	*
Margaret Dugan(10)	73,918	*
Donald W. Glazer(11)	3,141,396	*
Michael Goller(12)	413,335	*
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Security Ownership of Certain Beneficial Owners and Management
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
Anthony C. Hooper(13)	143,998	*
Ranjeev Krishana(14)	413,335	*
Thomas Malley(15)	963,083	*
Alessandro Riva(16)	73,918	*
Corazon (Corsee) D. Sanders(17)	104,117	*
Xiaodong Wang(18)	19,225,976	1.4%
Qingqing Yi(19)	396,253	*
All Directors and Executive Officers as a Group (15 persons)	101,076,280	7.4%

(1)
Based solely on a Form 4 filed with the SEC by Amgen on September 13, 2021. The address of Amgen’s principal place of business is One Amgen Center Drive, Thousand Oaks, California 91320.

(2)
Based solely on a Form 4 filed with the SEC by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker and Julian C. Baker on June 21, 2021, consists of  (i) 12,596,280 ordinary shares held by 667, L.P. and (ii) 139,099,427 ordinary shares held by Baker Brothers Life Sciences, L.P. (collectively, “Baker Funds”). Baker Bros. Advisors LP is the investment advisor to Baker Funds and has sole voting and investment power with respect to the shares held by Baker Funds. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP. The managing members of Baker Bros. Advisors (GP) LLC are Julian C. Baker and Felix J. Baker. Julian C. Baker and Felix J. Baker disclaim beneficial ownership of all shares except to the extent of their pecuniary interest. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, NY 10014.

(3)
Based solely on a Schedule 13D/A filed with the SEC by HHLR Advisors, Ltd. (“HHLR”) and a Schedule 13D/A filed by Hillhouse Investment Management, Ltd. (“HIM”) on February 14, 2023 in which HHLR reported that it has shared voting power of 147,043,058 ordinary shares consisting of  (i) 133,594,740 ordinary shares held by funds managed by HHLR, and (ii) 13,448,318 ordinary shares held by a fund managed by HIM. HHLR and HIM are under common control and share certain policies, personnel and resources. The registered address of HHLR and HIM is Office #122, Windward 3 Building, Regatta Office Park, West Bay Road, Grand Cayman, Cayman Islands, KY1-9006.

(4)
Based solely on a Schedule 13G/A filed with the SEC by Capital International Investors (“CII”) on February 13, 2023 in which CII reported that it has sole voting power of 108,359,120 ordinary shares and sole dispositive power of 110,215,170 shares. CII is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The registered address of CII is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(5)
Consists of  (i) 1,172,207 ordinary shares held directly by Mr. Oyler; (ii) 9,545,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (iii) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, for which Mr. Oyler disclaims beneficial ownership; (iv) 7,727,927 ordinary shares held in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (v) 28,984,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (vi) 481,533 ordinary shares held by the P&O Trust, the beneficiaries of which include Mr. Oyler’s minor child and others, for which Mr. Oyler disclaims beneficial ownership; (vii) 1,456,052 ordinary shares held by a private foundation of which Mr. Oyler, Victoria Pan and the other(s) serve as directors, for which Mr. Oyler disclaims beneficial ownership; and (viii) 20,636,402 ordinary shares issuable to Mr. Oyler upon exercise of share options or restricted share units exercisable or vesting within 60 days after April 17, 2023.

(6)
Consists of  (i) 337,701 ordinary shares held directly by Dr. Wu; and (ii) 2,688,673 ordinary shares issuable to Dr. Wu upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(7)
Consists of  (i) 37,180 ordinary shares held directly by Ms. Wang; and (ii) 168,493 ordinary shares issuable to Ms. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(8)
Consists of  (i) 469,196 ordinary shares held directly by Dr. Wang; (ii) 861,965 ordinary shares held directly by Wang Holdings LLC, the limited liability company interests of which are owned by Dr. Wang, his spouse and a trust created by Dr. Wang for the benefit of his spouse and children, for which Dr. Wang disclaims beneficial ownership; and (iii) 1,485,307 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(9)
Consists of 12 ordinary shares held by The Jane Edna Huang Living Trust.

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Security Ownership of Certain Beneficial Owners and Management
(10)
Consists of 73,918 ordinary shares issuable to Dr. Dugan upon exercise of share options exercisable within 60 days after April 17, 2023.

(11)
Consists of  (i) 2,737,343 ordinary shares held directly by Mr. Glazer; and (ii) 404,053 ordinary shares issuable to Mr. Glazer upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(12)
Consists of  (i) 17,082 ordinary shares held directly by Mr. Goller; and (ii) 396,253 ordinary shares issuable to Mr. Goller upon exercise of share options exercisable within 60 days after April 17, 2023.

(13)
Consists of 143,998 ordinary shares issuable to Mr. Hooper upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(14)
Consists of  (i) 17,082 ordinary shares held directly by Mr. Krishana; and (ii) 396,253 ordinary shares issuable to Mr. Krishana upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(15)
Consists of  (i) 17,082 ordinary shares held directly by Mr. Malley and (ii) 919,001 ordinary shares issuable to Mr. Malley upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(16)
Consists of 73,918 ordinary shares issuable to Dr. Riva upon exercise of share options exercisable within 60 days after April 17, 2023.

(17)
Consists of  (i) 7,800 ordinary shares held directly by Dr. Sanders and (ii) 96,317 ordinary shares issuable to Dr. Sanders upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(18)
Consists of  (i) 5,332,357 ordinary shares held directly by Dr. Wang; (ii) 50 ordinary shares held by Dr. Wang’s spouse; (iii) 122,192 ordinary shares held in a UTMA account for Dr. Wang’s minor child, for which Dr. Wang disclaims beneficial ownership; (iv) 4,058,998 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, for which Dr. Wang disclaims beneficial ownership; (v) 1,127,542 ordinary shares held by a family trust, the beneficiaries of which are Dr. Wang’s family members, for which Dr. Wang disclaims beneficial ownership; and (vi) 8,584,837 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

(19)
Consists of 396,253 ordinary shares issuable to Mr. Yi upon exercise of share options exercisable or RSUs vesting within 60 days after April 17, 2023.

BeiGene 2023 Proxy Statement :: 99

Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of April 17, 2023:
Name	Age	Position(s)
John V. Oyler	55	Founder, Chief Executive Officer and Chairman
Xiaobin Wu, Ph.D.	61	President and Chief Operating Officer of the Company and General Manager of China
Julia Wang	52	Chief Financial Officer
Lai Wang, Ph.D.	46	Global Head of R&D
Please refer to “Proposals 1 to 3: Election of Directors” above for information about our Founder, Chief Executive Officer and Chairman, John V. Oyler. Biographical information for our other executive officers, as of April 17, 2023, is set forth below.
Dr. Xiaobin Wu

PRESIDENT, CHIEF OPERATING OFFICER, AND GENERAL MANAGER, CHINA OF BEIGENE, LTD.

Age: 61 Key Executive Since: April 2018	Experience:
	2018-Present:	BeiGene, Ltd. (President and General Manager, China (since 2018) and Chief Operating Officer (since April 2021))
Prior:	Pfizer China (Country Manager)
Pfizer Essential Health, Greater China Region (Regional President)
Wyeth China and Hong Kong (President and Managing Director)
Bayer Healthcare, China (General Manager)
Bayer, Germany (Sales and Marketing)
China National Association of Industry & Commerce (Vice Chairman of Pharmaceutical Chamber of Commerce)
Research Center of National Drug Policy and Ecosystem of China Pharmaceutical University (Research Fellow)
Pharmaceutical Association Committee, China (Vice Chairman)
Qualifications: Dr. Wu earned a Ph.D. in Biochemistry and Pharmacology and a Diploma in Biology in April 1993 and January 1990, respectively, from the University of Konstanz in Germany.

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Executive Officers
Julia Wang

CHIEF FINANCIAL OFFICER OF BEIGENE, LTD.

Age: 52 Key Executive Since: June 2021	Experience:
	2021-Present:	BeiGene, Ltd. (Chief Financial Officer)
	2020-2021:	BeiGene, Ltd. (Senior Vice President, Enterprise Optimization and Deputy Chief Financial Officer)
	2018-2020:	Alexion Pharmaceuticals (Senior vice President of Global Business Finance and Corporate Planning)
	2015-2018:	Quest Diagnostics (Vice President of U.S. Regional Finance and Enterprise Commercial; Vice President of Finance, Value Creation)
	Prior:	Johnson and Johnson (J&J) (Chief Financial Officer of various operating businesses) PepsiCo (Finance Initiatives Leader)
Qualifications: Ms. Wang received her B.A. in British Language and Literature from Shandong Normal University in 1992 and an MBA from Fuqua School of Business at Duke University in 1999.

Dr. Lai Wang

GLOBAL HEAD OF R&D OF BEIGENE, LTD.

Age: 46 Key Executive Since: April 2021	Experience:
	2011-Present:	BeiGene, Ltd. (Global Head of R&D since 2021)
	Prior:	Joyant Pharmaceuticals (Director of Research)
Qualifications: Dr. Wang received his B.S. from Fudan University in 1996 and Ph.D. from University of Texas Health Science Center at San Antonio in 2001.

BeiGene 2023 Proxy Statement :: 101

Certain Relationships and Related-Party Transactions
Other than compensation arrangements, we describe below any transactions and series of similar transactions, since January 1, 2022 to which we were a party or will be a party, in which:
•
the amounts involved exceeded or will exceed US$120,000; and

•
any of our directors, executive officers or holders of more than 5% of our share capital, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

We have a written related party transactions policy adopted in accordance with the rules of the SEC that requires transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than US$120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.
We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. Compensation arrangements for our directors and named executive officers are described in the sections of this Proxy Statement titled “Director Compensation” and “Executive Compensation.”
Amgen Collaboration
Collaboration Agreement
On October 31, 2019, our wholly-owned subsidiary, BeiGene Switzerland GmbH (“BeiGene Switzerland”), entered into a Collaboration Agreement with Amgen, which became effective on January 2, 2020 (the “Collaboration Agreement”). Pursuant to the terms of the Collaboration Agreement, we are responsible for commercializing Amgen’s oncology products XGEVA® (denosumab), BLINCYTO®(blinatumomab), and KYPROLIS® (carfilzomib) in China (excluding Hong Kong, Macao and Taiwan) for a period of five or seven years following each product’s regulatory approval in China, as specified in the Collaboration Agreement, with the commercialization period for XGEVA® commencing following the transition of operational responsibilities for the product. In addition, as specified in the agreement, we will have the option to retain one of the three products to commercialize for as long as the product is sold in China. The parties have agreed to equally share profits and losses for the products in China during each product’s commercialization period. After expiration of the commercialization period for each product, the products not retained will be transitioned back to Amgen and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in China of each product for an additional five years.
Additionally, pursuant to the terms of the Collaboration Agreement, we and Amgen have agreed to collaborate on the global development and commercialization of a portfolio of Amgen clinical- and late-preclinical-stage oncology pipeline products. Starting from the commencement of the Collaboration Agreement, we and Amgen will co-fund global development costs, with BeiGene Switzerland contributing up to US$1.25 billion worth of development services and cash over the term of the collaboration. We will be eligible to receive tiered mid-single digit royalties on net sales of each product globally outside of China, other than sotorasib (AMG 510), on a product-by-product and country-by-country basis, until the latest of the expiration of the last valid patent claim, the expiration of regulatory exclusivity, or the earlier of eight years after the first commercial sale of such product in the country of sale and 20 years from the date of first commercial sale of such product anywhere in the world.
For each pipeline product that is approved in China, we will have the right to commercialize the product for seven years, with the parties sharing profits and losses for the product in China equally. In addition, we will have the right to retain approximately one of every three approved products, up to a total of six, other than sotorasib (AMG 510), to commercialize for as long as each such product is sold in China. After the expiration of the seven-year commercialization period, each product will be transitioned back to Amgen and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in China for an additional five years. The parties are subject to specified exclusivity requirements in China and the rest of the world.
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Certain Relationships and Related-Party Transactions
Recently, in connection with our ongoing assessment of the Collaboration Agreement cost-share contributions, we determined that our further investment in the development of AMG 510 was no longer commercially viable for BeiGene. As a result, in February 2023, we entered into an amendment to the Collaboration Agreement to (i) stop sharing costs with Amgen for the further development of AMG 510 during the period starting January 1, 2023 and ending August 31, 2023; and (ii) cooperate in good faith to prepare a transition plan with the anticipated termination of AMG 510 from the Collaboration Agreement.
BeiGene, Ltd. has guaranteed certain obligations of BeiGene Switzerland under the Collaboration Agreement pursuant to the terms of a separate Guarantee Agreement, and the Collaboration Agreement provides that each party may perform the activities designated to it by itself or through any of its affiliates.
The Collaboration Agreement contains customary representations, warranties and covenants by the parties. The agreement will continue in effect on a product-by-product basis unless terminated by either party pursuant to its terms. The agreement may be terminated by mutual written consent of the parties, or by either party upon the other party’s uncured material breach, insolvency, failure to comply with specified compliance provisions, or subject to a specified negotiation mechanism, certain adverse economic impacts or the failure to meet commercial objectives. In addition, Amgen may terminate the agreement with respect to a pipeline product in the event that it suspends development of such pipeline product on specified terms, subject to the parties determining whether to continue development of the pipeline product in China.
Share Purchase Agreement
In connection with the Collaboration Agreement, pursuant to a Share Purchase Agreement dated October 31, 2019, by and between the Company and Amgen (as amended, the “Share Purchase Agreement”), we issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs on January 2, 2020, representing approximately 20.5% of our then outstanding shares to Amgen, for an aggregate purchase price of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS.
Pursuant to the Share Purchase Agreement, Amgen has agreed to (i) a lock-up on sales of its shares until the earliest of  (a) the fourth anniversary of the closing (January 2, 2024), (b) the expiration or termination of the Collaboration Agreement and (c) a change of control of BeiGene, Ltd., (ii) a standstill until the date on which it holds less than 5% of our then outstanding shares, and (iii) a voting agreement to vote its shares on certain matters presented for shareholder approval until the later of  (a) the fifth anniversary of the closing (January 2, 2025) and (b) the expiration of the standstill period, all under specified circumstances and as set forth in the agreement. Following the later of  (i) the expiration of the lock-up period and (ii) the expiration of the standstill period, Amgen has agreed not to sell shares representing more than 5% of our then outstanding shares in any rolling 12-month period. Under the terms of the Share Purchase Agreement, Amgen will also have specified registration rights upon expiration of the lock-up. Additionally, we have agreed to use reasonable best efforts to provide Amgen with an opportunity to participate in subsequent new securities offerings upon the same terms and conditions as other purchasers in the offering in an amount needed to allow Amgen to hold 20.6% of our shares, subject to applicable law and HKEx rules and other specified conditions.
On March 17, 2020, BeiGene, Ltd. and Amgen entered into an Amendment No. 2 (the “Second Amendment”) to the Share Purchase Agreement in order to account for periodic dilution from the issuance of shares by us, which agreement was restated in its entirety on September 24, 2020 (the “Restated Second Amendment”). Pursuant to the Restated Second Amendment, Amgen has an option (the “Direct Purchase Option”) to subscribe for additional ADSs in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of our outstanding shares. The Direct Purchase Option is exercisable on a monthly basis, but only if Amgen’s interest in our outstanding shares at the monthly reference date is less than 20.4%. The Direct Purchase Option (i) is exercisable by Amgen solely as a result of dilution arising from issuance of new shares by us under our equity incentive plans from time to time, and (ii) is subject to annual approval by our independent shareholders each year during the term of the Restated Second Amendment. The exercise period of the Direct Purchase Option commenced on December 1, 2020 and will terminate on the earliest of: (a) the date on which Amgen and its affiliates collectively own less than 20% of the outstanding share capital of the Company as a result of Amgen’s sale of shares; (b) at least 60-day advance written notice from either Amgen or the Company that such party wishes to terminate the Direct Purchase Option; or (c) December 1, 2023. The Direct Purchase Option has no vesting period.
Based solely on a Form 4 filed by Amgen on September 13, 2021, Amgen owns approximately 18.07% of the Company’s outstanding share capital as of April 17, 2023.
BeiGene 2023 Proxy Statement :: 103

Certain Relationships and Related-Party Transactions
Seagen Collaboration
In November 2019, we entered into a license agreement with Seagen, Inc. (“Seagen”, formerly known as “Seattle Genetics, Inc.”) for an advanced pre-clinical product candidate for treating cancer. The agent utilizes a proprietary Seagen antibody-based technology. Under the terms of the agreement, Seagen retains rights to the product candidate in the Americas (United States, Canada and Latin American countries), Europe and Japan. We have been granted exclusive rights to develop and commercialize the product candidate in Asia (except Japan) and the rest of the world. Seagen will lead global development and BeiGene will fund and operationalize the portion of global clinical trials attributable to its territories. BeiGene will also be responsible for all clinical development and regulatory submissions specific to its territories. Seagen received an upfront payment of US$20 million and is eligible to receive progress-dependent milestones of up to US$160 million and tiered royalties on any product sales. Seagen may be deemed to be a related party under Item 404 of Reg. S-K due to Baker Bros. Advisors LP being a significant shareholder of both BeiGene and Seagen.
Luye License Agreement
In December 2022, we entered into an exclusive license agreement with Shandong Luye Pharmaceutical Co., Ltd. (“Luye”) to develop and commercialize Luye’s proprietary goserelin acetate extended-release microspheres for intramuscular injection known as LY01005 in mainland China. Under the terms of the agreement, the BeiGene paid Luye an upfront license payment of US$48,665,000, exclusive of VAT, which was recognized as in-process research and development expense, and a prepayment of US$30,000,000 to be applied toward future supply purchases in December 2022. Luye is also eligible to receive future milestone payments upon achievement of certain regulatory milestones, as well as tiered royalties on net sales. Luye may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeiGene and Luye.
Related Party Loan
In order to fund the purchase of the 5% equity interest and repayment of a shareholder loan related to a joint venture, BeiGene Biologics Co., Ltd. (“BeiGene Biologics”), in September 2020, the Company entered into a one-year term loan, renewable for up to three years, with China Minsheng Banking Corp., Ltd., Shanghai Pilot Free Trade Zone Branch to borrow US$118,320,000 through an acquisition facility, together with up to an additional US$80,000,000 through a working capital facility (collectively, the “CMBC Loan”). In addition, as a credit enhancement measure for the CMBC Loan, BeiGene Biologics entered into an up to 37-month term loan with an affiliate of HHLR Advisors, Ltd. (“Hillhouse”), a significant shareholder of the Company, to borrow up to (i) US$14,728,000 through a general corporate facility, and (ii) US$58,912,000 through a credit enhancement facility that can only be used for repayment of the CMBC Loan if needed (collectively, the “Hillhouse Loan”). One of the Company’s directors, Qingqing Yi, is affiliated with Hillhouse. The aggregate interest and fees payable under both the CMBC Loan and Hillhouse Loan is 5.75% per year. The Company drew down all of the US$198,320,000 available under the CMBC Loan in October 2020, and BeiGene Biologics has drawn down the full amount of the general corporate facility under the Hillhouse Loan as required by the terms of the CMBC Loan agreement. The remaining credit enhancement facility under the Hillhouse Loan will not be drawn down unless the Company and BeiGene Biologics decide to use that to repay a portion of the CMBC Loan in the future. On October 9, 2021, the Company repaid US$198,320,000 and drew down US$200,000,000 from the CMBC Loan. The Company repaid the Hillhouse Loan in full in November 2022.
Consulting Agreement
Dr. Xiaodong Wang, our Founder, Chairman of our Scientific Advisory Board and director, has been providing scientific and strategic advisory services to us since our founding in 2010. On July 24, 2018, we entered into a Consulting Agreement with Dr. Wang for a term of three years (the “2018 Consulting Agreement”). On February 24, 2021, we entered into a new consulting agreement (the “2021 Consulting Agreement”) with Dr. Xiaodong Wang to renew the consulting arrangement on substantially the same terms and conditions as his 2018 Consulting Agreement, for services to be performed by Dr. Xiaodong Wang during the period starting on January 1, 2021 and ending on December 31, 2023.
Dr. Wang’s consulting services include leading our Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key
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Certain Relationships and Related-Party Transactions
stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2022, Dr. Wang:
•
Provided strategic advice to our CEO, COO and other senior management team in the significant expansion of our global operations and commercial portfolio;

•
Provided strategic consultation on key regulatory filings;

•
Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

•
Provided strategic direction to assist in the continued development of our commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey; and

•
Assisted in the identification and progression of several business development opportunities and engaged in several investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
Under the 2018 and 2021 Consulting Agreements, Dr. Wang is entitled to an annual fixed consulting fee of US$100,000 (subject to review and adjustments by the Board of Directors from time to time) and such additional compensation, which, if any, shall be determined in our sole discretion, subject to compliance with the requirements of the applicable stock exchange listing rules. In recognition of his significant contributions to our Company, in February 2021 and February 2022, we granted him a cash bonus in the amount of US$150,000, and in June 2022, we granted him an option to purchase 241,839 ordinary shares that had a grant date fair value of US$2,999,964 and an award of RSUs for 39,000 ordinary shares with a grant date fair value of US$999,960. As of December 31, 2022, the aggregate number of ordinary shares subject to options held by Dr. Wang was 10,219,963 shares and subject to RSUs held by Dr. Wang was 112,749 shares.
Employment Agreements
For more information regarding employment agreements with our named executive officers, see “Executive Compensation — Employment Agreements with Our Named Executive Officers.”
Indemnification Agreements
Cayman Islands law does not limit the extent to which a company’s articles of association may provide indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as providing indemnification against civil fraud or the consequences of committing a crime. Our articles provide that each officer or director shall be indemnified out of assets of our Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such directors or officer, other than by reason of such person’s dishonesty, willful default or fraud, in or about the conduct of our Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such director or officer in defending (whether successfully or otherwise) any civil proceedings concerning our Company or its affairs in any court whether in the Cayman Islands or elsewhere.
In addition, we have entered into indemnification agreements to indemnify our directors and executive officers that will provide such persons with additional indemnification beyond that provided in our articles. These agreements, among other things, indemnify our directors and executive officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or executive officer.
BeiGene 2023 Proxy Statement :: 105

Certain Relationships and Related-Party Transactions
Registration Rights
On November 16, 2016, we entered into a registration rights agreement with 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P. (the “Baker Entities”), Hillhouse BGN Holdings Limited, HHLR Fund, L.P. (formerly known as Gaoling Fund, L.P.) and YHG Investment, L.P. (the “Hillhouse Entities”), (each an “Investor” and collectively, the “Investors”), all of which were existing shareholders. The registration rights agreement provides that, subject to certain limitations, if at any time and from time to time, the Investors demand that we register our ordinary shares and any other securities held by the Investors at the time any such demand is made on a Registration Statement on Form S-3 for resale under the Securities Act of 1933, as amended (the “Securities Act”), we would be obligated to effectuate such registration. Our registration obligations under the registration rights agreement continue in effect for up to four years, and include our obligation to facilitate certain underwritten public offerings of our ordinary shares or ADSs by the Investors in the future. The registration rights agreement also requires us to pay expenses relating to such registrations and indemnify the Investors against certain liabilities. On December 1, 2020, we and the Investors entered into an Amendment No.1 to the Registration Rights Agreement, effective December 31, 2020, pursuant to which our registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2023.
Pursuant to the foregoing registration rights agreements, on May 11, 2020, we filed a registration statement on Form S-3 (the “Initial Registration Statement”) on behalf of certain shareholders, registering 300,197,772 ordinary shares including 224,861,338 ordinary shares in the form of 17,297,026 ADSs to be resold by the selling shareholders identified therein and in any related prospectus supplement from time to time.
Pursuant to the Share Purchase Agreement dated October 31, 2019, as amended, by and between us and Amgen, Amgen will have specified registration rights upon expiration of a lock-up period. Following demand by Amgen at any time after the expiration of the lock-up period or such earlier time as we in our sole discretion may agree in writing, we shall, subject to certain limits as specified under the Share Purchase Agreement, file with the SEC a Registration Statement on Form S-3 (except if we are not then eligible to register for resale the registrable shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) covering the resale of the registrable shares of Amgen. In addition, where we propose to register any of our ordinary shares or ADSs under the Securities Act for sale to the public (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a registration statement in a form not available for registering registrable shares for sale to the public), we have agreed to give notice to Amgen of our intention to do so and, upon the request of Amgen, use our reasonable best efforts to cause all the registrable shares of Amgen to be registered under the Securities Act in connection therewith, under specified circumstances and as set forth in the Share Purchase Agreement.
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Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee has at any time been an officer or employee of the Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or the Compensation Committee.
BeiGene 2023 Proxy Statement :: 107

Corporate Governance
Composition of The Board of Directors
The Board of Directors currently consists of 11 members. We are not subject to any contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity and is not limited to race, gender or national origin. We have adopted a written policy regarding board diversity that is described below. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our Company through his or her established record of professional accomplishment, the depth and breadth of business experience and other background characteristics. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders. In the event that such a meeting is called, our articles provide that (1) the shareholders requisitioning a general meeting of shareholders may put forward resolutions to appoint or remove directors (with or without cause), and (2) at that meeting so convened the affirmative vote of a simple majority of the issued shares as of the applicable record date shall be required to approve the appointment or removal of directors. Additionally, our articles provide that any vacancy on the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of our directors then in office.
In accordance with the terms of our articles, the Board of Directors is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of shareholders in the year in which their term expires.
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Our Class I directors are Dr. Margaret Dugan, John V. Oyler, and Dr. Alessandro Riva;

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Our Class II directors are Donald W. Glazer, Michael Goller, Thomas Malley and Dr. Corazon (Corsee) D. Sanders; and

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Our Class III directors are Anthony C. Hooper, Ranjeev Krishana, Dr. Xiaodong Wang and Qingqing Yi.

Our articles provide that the authorized number of directors may be changed only by ordinary resolution of the shareholders if the number of directors is reduced to less than three. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one-third of the Board of Directors.
Board and Committee Matters
The Board of Directors has determined that all members of the Board of Directors, except John V. Oyler and Dr. Xiaodong Wang, are independent, as determined in accordance with Nasdaq rules and in accordance with the HK Listing Rules. In making this independence determination, the Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director. In considering the independence of the directors listed above, the Board of Directors considered the association of our directors with the holders of more than 5% of our share capital. We expect that the composition and functioning of the Board of Directors and each of our committees will continue to comply with all applicable listing requirements of Nasdaq, the rules and regulations of the SEC and the HK Listing Rules. There are no family relationships among any of our directors or executive officers.
Corporate Governance
We have adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance —  Governance Documents.” If we make any substantive amendments to, or grant any waivers from, the code of conduct for any officer, we will disclose the nature of such amendment or waiver on our website at www.beigene.com or in a Current Report on Form 8-K. The
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inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Board Meetings and Committees
The Board of Directors held 7 meetings during 2022. The directors ordinarily hold executive sessions at regularly scheduled meetings of the Board of Directors. During 2022, each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. Directors and director nominees are encouraged to attend the annual general meeting of shareholders, barring significant commitments or special circumstances. All our then-serving directors attended our 2022 annual general meeting of shareholders, except for Timothy Chen whose resignation was effective on the date of our 2022 annual general meeting, June 22, 2022.
During 2022, the Board of Directors had five standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Scientific Advisory Committee, and Commercial and Medical Affairs Advisory Committee.
Audit Committee
Thomas Malley, Anthony C. Hooper and Dr. Corazon (Corsee) D. Sanders currently serve on the Audit Committee, which is chaired by Thomas Malley. The Board of Directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and Nasdaq. The Board of Directors has designated Thomas Malley as an “audit committee financial expert,” as defined in SEC rules. The Audit Committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our reporting accounting firms;

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approving auditing and permissible non-audit services, and the terms of such services, to be provided by our reporting accounting firms;

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reviewing the internal audit plan with the reporting accounting firms and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and the reporting accounting firms our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of financial and accounting-related complaints and concerns;

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recommending, based upon the Audit Committee’s review and discussions with management and the reporting accounting firms, whether our audited financial statements shall be included in our Annual Report on Form 10-K filed with the SEC and our annual results announcement filed with the HKEx;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the Audit Committee report required by the SEC rules to be included in our annual proxy statement;

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reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

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reviewing our earnings releases and unaudited financial statements to be included in our quarterly and interim filings with the SEC and HKEx.

The Audit Committee held 13 meetings during 2022. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC, Nasdaq and the HKEx. A copy of the Audit Committee charter is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors —  Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
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Compensation Committee
Dr. Margaret Dugan, Ranjeev Krishana and Qingqing Yi currently serve on the Compensation Committee, which is chaired by Dr. Margaret Dugan. The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined in the rules of Nasdaq and the HKEx. The Compensation Committee’s responsibilities include:
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annually reviewing and recommending to the Board of Directors for approval the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and Chief Financial Officer;

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evaluating the performance of our Chief Executive Officer and Chief Financial Officer in light of such corporate goals and objectives and recommending to the Board of Directors for approval their compensation based on that evaluation;

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determining and approving the compensation of our other executive officers and key officers;

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developing and implementing our overall management compensation and policy to align the interests of management with our shareholders’;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in Nasdaq rules;

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retaining and approving the compensation of any compensation advisors;

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reviewing and recommending to the Board of Directors our policies and procedures for the grant of equity-based awards;

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reviewing and making recommendations to the Board of Directors with respect to director compensation;

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preparing the compensation committee report required by SEC rules to be included in our annual proxy statement;

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reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

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reviewing and discussing with the Board of Directors corporate succession plans for the Chief Executive Officer and other key officers.

The Compensation Committee held five meetings during 2022. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors —  Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Nominating and Corporate Governance Committee
Donald W. Glazer, Michael Goller, Anthony C. Hooper and Dr. Alessandro Riva currently serve on the Nominating and Corporate Governance Committee, which is chaired by Donald W. Glazer. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined in Nasdaq rules. The Nominating and Corporate Governance Committee’s responsibilities include:
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developing and recommending to the Board of Directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by shareholders;

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identifying individuals qualified to become members of the Board of Directors;

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recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

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developing and recommending to the Board of Directors a set of corporate governance guidelines; and

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overseeing the evaluation of the Board of Directors and management.

The Nominating and Corporate Governance Committee may meet at such times as it deems appropriate. The Nominating and Corporate Governance Committee did not hold a meeting during the year ended December 31, 2022 but acted by written consent without a meeting. The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board
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of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance —  Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors —  Governance —  Governance Documents.”
Scientific Advisory Committee
Dr. Margaret Dugan, Michael Goller, Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders Dr. Xiaodong Wang, and Qingqing Yi currently serve on the Scientific Advisory Committee, which is co-chaired by Dr. Alessandro Riva and Dr. Xiaodong Wang. The Scientific Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s research and development plans and programs;

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assisting, to the extent it deems helpful, the Board and the Compensation Committee in setting and evaluating any research or development performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key scientific and technical personnel and the depth and breadth of the Company’s scientific resources.

The Scientific Advisory Committee held four meetings during 2022. The Scientific Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and
“— SSE Investors — Governance — Governance Documents.”
Commercial and Medical Affairs Advisory Committee
Dr. Margaret Dugan, Mr. Anthony C. Hooper, Ranjeev Krishana and Dr. Corazon (Corsee) D. Sanders currently serve on the Commercial Advisory Committee, which is chaired by Anthony C. Hooper. The Commercial and Medical Affairs Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s commercial strategy and plans and competitiveness of the Company’s commercial programs;

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receiving and discussing reports from management regarding the Company’s medical affairs strategy and plans and competitiveness of the Company’s medical affairs programs;

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assisting, to the extent it deems helpful, the Board and the Compensation Committee in setting and evaluating any commercial and medical affairs performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key commercial and medical affairs personnel and the depth and breadth of the Company’s commercial and medical affairs resources.

The Commercial and Medical Affairs Advisory Committee held four meetings during 2022. The Commercial and Medical Affairs Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors —  Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Board Diversity Policy
We adopted a board diversity policy (the “Diversity Policy”) to set out the Company’s approach to diversity on the Board of Directors. Pursuant to the Diversity Policy, our Nominating and Corporate Governance Committee will review annually the structure, size and composition of the Board of Directors and, where appropriate, make recommendations on changes to the Board of Directors. In reviewing the Board of Directors’ composition, our Nominating and Corporate Governance Committee will consider, among other characteristics, the nationality, ethnicity, gender, age, skills, expertise, and industry and regional experience of board members and nominees. The Diversity Policy further provides that our Nominating and Corporate Governance Committee will discuss and, where necessary, agree on measurable objectives for achieving diversity on the Board of Directors and recommend them to the Board of Directors for adoption. The Board of Directors intends to rate its composition against the factors identified above and to recruit a
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director or directors to address any factors that could bear improvement. The Board Diversity Policy is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors —  Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Director Nominations
The Board of Directors will consider and approve from time to time the criteria that it deems necessary or advisable for director candidates. The Board of Directors has full authority to modify such criteria as it deems necessary or advisable. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for developing and recommending to the Board of Directors for its consideration and approval criteria for director candidates. The Company has adopted policies and procedures for director candidates. The Board of Directors may, however, rescind its delegation and assume the responsibilities it previously delegated to the Nominating and Corporate Governance Committee.
The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility to identify candidates for nomination to the Board of Directors (including candidates to fill vacancies) and assessing their qualifications in light of the policies and principles in our Corporate Governance Guidelines, the Diversity Policy and the Committee’s charter. The Nominating and Corporate Governance Committee will recommend director candidates for the Board of Directors’ consideration and review the candidates’ qualifications with the Board of Directors. The Board of Directors retains the authority to nominate a candidate for election by the shareholders as a director and to fill vacancies. From time to time, the Nominating and Corporate Governance Committee utilizes third party search firms to identify director candidates. For example, in 2022, the Nominating and Corporate Governance Committee engaged a third party search firm to identify director candidates. In identifying director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances it deems appropriate, including, among other things, the skills of the candidate, his or her depth and breadth of business experience and other background characteristics, his or her independence and the needs of the Board of Directors.
Our Nominating and Corporate Governance Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board of Directors. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity as set forth in the Diversity Policy. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, and professional and personal experiences and relevant expertise.
Director Nominations by Shareholders
Any shareholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should provide the following information within the timeframe set forth by our articles and SEC rules to BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attention: Secretary: (a) the name and address of record of the shareholder; (b) a representation that the shareholder is a record holder of our securities or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (c) the candidate’s name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the past five years; (d) a description of the qualifications and background of the candidate that addresses the criteria for board membership approved by the Board of Directors; (e) a description of all arrangements or understandings between the shareholder and the candidate; (f) the consent of the candidate (i) to be named in the proxy statement for our next general meeting and (ii) to serve as a director if elected at that meeting; and (g) and any other information regarding the candidate that is required to be included in a proxy statement filed pursuant to SEC rules and HK Listing Rules. The Nominating and Corporate Governance Committee may seek further information from or about the shareholder making the recommendation, the candidate, or any such other beneficial owner, including information about all business and other relationships between the candidate and the shareholder and between the candidate and any such other beneficial owner.
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Shareholder Communications
The Board of Directors provides to every shareholder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of Directors through an established process for shareholder communication. For a shareholder communication directed to the Board of Directors as a whole, shareholders may send such communication to the attention of our Secretary via Regular Mail or Expedited Delivery Service to: BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attn.: Board of Directors c/o Secretary.
For a shareholder communication directed to an individual director in his or her capacity as a member of the Board of Directors, shareholders may send such communication to the attention of the individual director via Regular Mail or Expedited Delivery Service to: BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attn.: [Name of Individual Director].
Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements. The Board of Directors has adopted a Securityholder Communications Policy, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Board Leadership Structure and Role in Risk Oversight
Our Chief Executive Officer, John V. Oyler, is the Chairman of the Board of Directors. The Board of Directors believes that Mr. Oyler is the director best suited to identify strategic opportunities and focus of the Board of Directors due to his extensive understanding of our business as a founder and our Chief Executive Officer. The Board of Directors also believes that the combined role of Chairman and Chief Executive Officer can promote the effective execution of strategic initiatives and facilitate the flow of information between management and the Board of Directors.
Our Corporate Governance Guidelines provide that if the same person holds the Chairman and Chief Executive Officer roles or if the Chairman does not otherwise qualify as independent, the independent directors may elect a Lead Director. In accordance with our Corporate Governance Guidelines, the independent directors elected Mr. Ranjeev Krishana, an independent director of the Company, to serve as the Lead Director. The Lead Director has responsibilities that are set forth in our Corporate Governance Guidelines, including presiding at meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors; consulting with management regarding Board meeting schedules, locations, agendas and materials; and calling meetings of the independent and non-management directors of the Board of Directors, when appropriate. The Board of Directors believes our current board leadership structure will help ensure continuity of strong and effective leadership. The Corporate Governance Guidelines are available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
The Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. The Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, the Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, the Board of Directors reviews the risks associated with our business strategies periodically throughout the year.
Each of our board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our reporting accounting firms and our Chief Financial Officer. The Audit Committee oversees the
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operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to the Board of Directors regarding these activities.
Environmental, Social and Governance (ESG) Commitment
BeiGene’s mission is to build the first next-generation biotechnology company — one that expands the highest-quality therapies to more people — through courage, persistent innovation, and challenging the status quo. Achieving our mission requires that we operate responsibly in all aspects of our business.
Our ambition is to be a leading corporate citizen to ensure we are meeting the diverse needs of our stakeholders — from patients and colleagues to investors and communities, as well as the environment. An ESG Working Group of the Board of Directors of the Company is responsible for overseeing our ESG efforts. In 2022, we announced our global ESG strategy, Change Is the Cure, which guides our efforts across five focus areas: advancing global health, empowering people, innovating sustainably, supporting communities, and operating responsibly. Within each focus area, we have identified two strategic priorities against which we have set concrete targets. We reported our progress against these targets and announced new goals in our 2022 ESG Report.
In April 2023, BeiGene released its 2022 ESG Report. A copy of the 2022 ESG Report is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — ESG Reports”, “— HKEX Investors — Corporate Governance — ESG Reports” and “— SSE Investors — Governance — ESG Reports.” Reference to our 2022 ESG annual report in this Proxy Statement does not include or incorporate by reference the information from the 2022 ESG annual report into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Audit Committee Report
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Audit Committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include the oversight of the quality of our financial reports and other financial information and its compliance with legal and regulatory requirements; the appointment, compensation, and oversight of our reporting accounting firms, Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP, including reviewing their independence; reviewing and approving the planned scope of our annual audit; reviewing and pre-approving any non-audit services that may be performed by Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP and their affiliated entities; the oversight of our internal audit function; reviewing with management and our reporting accounting firm the adequacy of internal financial controls; and reviewing our critical accounting policies and estimates and the application of accounting principles generally accepted in the United States, Hong Kong SAR and the mainland China.
Ernst & Young LLP is responsible for auditing our annual consolidated financial statements and internal control over financial reporting filed with the SEC in accordance with the Securities and Exchange Act of 1934, as amended. Ernst & Young is responsible for auditing our annual financial statements filed with The Stock Exchange of Hong Kong. Ernst & Young Hua Ming LLP is responsible for auditing our annual financial statements filed with the Shanghai Stock Exchange. Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP are members of the global Ernst & Young firm.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Ernst & Young LLP is responsible for performing an independent audit of our consolidated financial statements and the audit of internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) of the United States for the fiscal year ended December 31, 2022. The Audit Committee’s main responsibility is to monitor and oversee this process.
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The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2022. The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee considered any fees paid to Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP for the provision of non-audit related services and does not believe that these fees compromise Ernst & Young LLP’s, Ernst & Young’s and Ernst & Young Hua Ming LLP’s independence in performing the audits for the fiscal year ending December 31, 2023. In appointing Ernst & Young LLP as our independent registered accounting firm for the audits of our consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2023 to be filed with the SEC, the Audit Committee considered any fees paid to Ernst & Young LLP and does not believe that these fees compromise Ernst & Young LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.
THE AUDIT COMMITTEE
Thomas Malley (Chairperson)
Anthony C. Hooper
Dr. Corazon (Corsee) D. Sanders
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COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
The Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans, reviews, and approves all compensation decisions relating to our executive officers, and makes recommendations to the Board of Directors on compensation for our Chief Executive Officer, Chief Financial Officer and President. The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our named executive officers and other key officers other than the Chief Executive Officer. The Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making compensation decisions. This section discusses the principles underlying our policies and decisions with respect to the compensation of our named executive officers and material factors relevant to an analysis of these policies and decisions. Our named executive officers for 2022 are set forth below:
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John V. Oyler, Founder, Chief Executive Officer and Chairman;

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Xiaobin Wu, President, Chief Operating Officer and General Manager of China;

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Julia Wang, Chief Financial Officer;

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Lai Wang, Global Head of Research and Development; and

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Jane Huang, former Chief Medical Officer, Hematology, ceased to be an executive officer upon her resignation from the Company on April 3, 2022.

The goal of our compensation programs is to align compensation delivery with performance for shareholders, measured both internally against budgets and externally through share price. We believe this alignment was achieved in 2022.
2022 Business Highlights
We believe that 2022 was a significant year for the Company, as evidenced by results including the expansion of our commercial and clinical stage portfolio, additional regulatory approvals in the U.S., China, Europe and other markets, and increasing total and product revenue.
As described below, during 2022, we made significant progress on our commercial, clinical, regulatory, manufacturing, research, and other business goals, including the following factors that influenced the executive compensation decisions made by the Compensation Committee and/or the Board of Directors for the 2022 compensation of our named executive officers:
Commercial Operations
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Total revenue increased from the prior year by US$239.6 million, totaling US$1.4 billion for 2022.

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Delivered product revenue of US$1.3 billion in 2022 compared to US$634 million in the prior year, representing a 97.7% increase.

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Total China net revenue increased from the prior year by US$322.8 million, totaling US$840 million for 2022.

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North America BRUKINSA revenue totaled US$394.5 million for 2022, increasing 241.1% from the prior year.

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16 approved medicines in China, including nine approved indications for tislelizumab and five approved Novartis Oncology products in designated regions of China.

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Expanded BRUKINSA’s registration program globally in new geographies and indications with approval now in 65 markets worldwide.

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Delivered Total Shareholder Return of 125.1% for the five-year period ended December 31, 2022, which is at the 75th percentile of our current peer group companies.

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Progress Highlights with Our Internally Developed Medicines
BRUKINSA (zanubrutinib)
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Demonstrated Superior Progression-Free Survival PFS and Overall Response Rate with fewer cardiac events over IMBRUVICA® (ibrutinib) in Chronic Lymphocytic Leukemia as published in The New England Journal of Medicine.

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Received approval in the European Union for the treatment of adults with treatment-naïve or relapsed/refractory (R/R) chronic lymphocytic leukemia (CLL).

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Received approval in the European Union for the treatment of marginal zone lymphoma (MZL) making BRUKINSA the first BTK inhibitor for MZL approved in the European Union.

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Expanded BRUKINSA’s registration program globally in new geographies and indications, including launches in 10 additional markets in 2022.

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Received U.S. FDA fast track designation to investigate BRUKINSA in combination with obinutuzumab, for the treatment of adults with R/R follicular lymphoma after two or more lines of systemic therapy.

Tislelizumab
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Received approval from the China National Medical Products Administration in several new indications, including;

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In combination with chemotherapy as a first-line treatment for patients with recurrent or metastatic nasopharyngeal cancer;

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Advanced unresectable or metastatic microsatellite instability-high or mismatch repair deficient solid tumors; and

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Second-line esophageal squamous cell carcinoma (ESCC).

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Announced positive results for several global Phase 3 trials, including: comparing tislelizumab versus sorafenib as a first-line treatment in adult patients with unresectable hepatocellular carcinoma, where tislelizumab met its primary endpoint for non-inferior overall survival; comparing tislelizumab in combination with chemotherapy versus placebo as a first-line treatment for patients with locally advanced, unresectable or metastatic gastric or gastroesophageal junction adenocarcinoma with PD-L1 expression; comparing tislelizumab plus chemotherapy versus chemotherapy alone in first-line advanced or metastatic ESCC, which showed overall survival benefit for tislelizumab plus chemotherapy; showing clinical outcomes associated with tislelizumab in patients with advanced hepatocellular carcinoma who were previously treated with sorafenib or Lenvatinib.

Ociperlimab
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Presented data from Phase 1 trial in combination with tislelizumab in PD-L1 expressing NSCLC at the 2022 World Conference on Lung Cancer; and

•
Presented additional data from Phase 1 cohorts in combination with tislelizumab and chemotherapy in NSCLC at ESMO Congress 2022.

BCL-2 (BGB-1147)
•
Initiated patient dosing in Phase 2 study to evaluate BCL-2 inhibitor BGB-11417 in patients with relapsed or refractory mantle cell lymphoma;

•
Initiated patient dosing in BGB-11417-202 study, a single-arm phase 2 study to evaluate BGB-11417 in patients with RR CLL/SLL, conducted in China; and

•
Presented Phase 1 clinical data for non-Hodgkin’s lymphoma, CLL, acute myeloid leukemia, and multiple myeloma at ASH 2022.

Early-Stage Programs
•
Initiated patient dosing in the Phase 1 trial of BGB-B167, an investigational first-in-class CEA x 4-1BB bispecific antibody, as a monotherapy and in combination with tislelizumab in patients with selected CEA-expressing advanced or metastatic solid tumors, including colorectal cancer;

•
Initiated enrollment of surzebiclimab (BGB-A425) an anti-TIM3 antibody in combination with tislelizumab in tumor specific cohorts of NSCLC and head and neck squamous cell carcinoma; and

•
Continued to advance our early-stage clinical pipeline of internally developed product candidates at dose escalation stage.

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Collaboration Highlights and Corporate Development
•
In collaboration with Amgen, launched BLINCYTO (blinatumomab) for injection for the treatment of pediatric patients with R/R CD19-positive B-cell precursor acute lymphoblastic leukemia;

•
Engaged Ernst & Young LLP as the principal auditor for our financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022;

•
Strengthened European presence with the opening of regional office in Basel, Switzerland; and

•
Completed expansion and Good Manufacturing Practices certification of our biologics manufacturing facility in Guangzhou, China, bringing total capacity to 54,000 liters.

Recent 2023 Business Highlights
•
Expanded BRUKINSA’s registration program globally with approvals in new geographies, including the United States for the treatment of adults with R/R and first-line CLL, Great Britain for CLL and MZL, Australia in CLL, and Brazil for the treatment of adult patients with Waldenström’s macroglobulinemia and MZL;

•
Announced that the National Reimbursement Drug List released China’s National Healthcare Security Administration has been updated to include coverage for four new indications for tislelizumab, and additionally for KYPROLIS®, a proteosome inhibitor licensed-in from Amgen, as well as renewal for XGEVA®, a RANKL inhibitor also in-licensed Amgen asset; and

•
Presented new research from tislelizumab global development program at 2023 ASCO Gastrointestinal Cancers Symposium on RATIONALE 305 showing improved survival and manageable safety profile for tislelizumab and chemotherapy in gastric or gastroesophageal junction cancer with PD-L1 expression.

Overview of our Compensation Programs
The Compensation Committee strives to ensure that our compensation programs are aligned with the interests of our shareholders and our business goals, and that the total compensation paid to each of our named executive officers is fair, reasonable, and competitive. Key elements of our compensation programs include the following:
Compensation Element	Purpose	Features
Base salary	To attract and retain highly skilled executives	Fixed component of pay to provide financial stability, based on responsibilities, experience, individual contributions and peer company data
Annual cash incentive program	To promote and reward the achievement of key short-term strategic and business goals of the Company as well as individual performance; to motivate and attract executives	Variable component of pay based on annual corporate and individual performance
Equity incentive compensation	To encourage executives and other employees to focus on long-term Company performance and align their interests with shareholders; to promote retention; to reward outstanding Company and individual performance	Typically, subject to multi-year vesting based on continued service and are primarily in the form of share options and RSUs, the value of which depends on the performance of our American Depositary Shares (“ADS”) price, to align employee interests with those of our shareholders over the longer-term
In addition to our direct compensation elements, the following features of our compensation programs are designed to align our executive officers with shareholder interests and with market best practices:
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What We Do	What We Don’t Do
✓ Maintain an industry-specific peer group for benchmarking pay	× Allow hedging or pledging of equity unless approved by the insider trading compliance officer or the Audit Committee
✓ Target pay based on market norms	× Re-price share options without shareholder approval
✓ Deliver executive compensation primarily through performance-based pay	× Provide guaranteed cash or equity compensation increases
✓ Tie the majority of named executive officers’ compensation to equity awards, the ultimate value of which is driven by our share price performance	× Provide supplemental executive retirement plans
✓ Set challenging short-term incentive award goals	× Provide excise tax gross-up payments for change-of-control payments
✓ Offer market-competitive benefits for executives that are consistent with the rest of our employees
✓ Consult with an independent compensation advisor on compensation levels and practices
✓ Maintain stock ownership policy for our executive officers equal to 6x base salary for our CEO, 3x base salary for our President and 1x base salary for our other executive officers
Advisory Vote on Executive Compensation
At our 2022 annual general meeting of shareholders, we held an advisory vote on executive compensation. 88.5% of the votes cast were voted in favor of the compensation of our named executive officers as disclosed in our 2022 proxy statement. The Compensation Committee believes that this level of affirmative votes conveyed our shareholders’ support of the Compensation Committee’s decisions and our existing executive compensation programs. The Compensation Committee reviewed the final vote results and has not made any material changes to our executive compensation programs or policies as a result of the vote.
Compensation Consultant
The Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) to assist in an evaluation of our compensation philosophy, validate our compensation peer group, develop competitive market data to benchmark the compensation for our named executive officers and advise on matters related to our compensation structure and programs generally. The compensation consultant also consulted with the Compensation Committee about non-employee director compensation. During 2022, FW Cook reported directly to the Compensation Committee, performing the services described above on behalf of the Compensation Committee while interacting with our management while performing those services. Based on consideration of the factors set forth in the rules of the SEC and Nasdaq, the Compensation Committee has determined that its relationship with FW Cook, and the work performed by FW Cook on behalf of the Compensation Committees has not raised any conflicts of interest.
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Defining and Comparing Compensation to Market Benchmarks
In evaluating the total compensation of our named executive officers, the Compensation Committee, using information provided by our compensation consultant, establishes a peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of the following criteria:
Peer Group Criteria	General Characteristics
Industry	Biotechnology and pharmaceuticals
Relevance	Competitors for labor Competitors for capital Comparable scope and complexity Comparable in terms of R&D/commercialization
Size	Market capitalization between 0.33x and 3x of BeiGene’s size Revenue is a secondary consideration because it can lag development
Based on these general criteria, our peer group for considering 2022 compensation decisions, referred to as our 2022 peer group, as approved by the Compensation Committee, was comprised of the following 14 companies:
Alexion Pharmaceuticals, Inc.	Incyte Corporation	Regeneron Pharmaceuticals, Inc.
Alnylam Pharmaceuticals, Inc.	Ionis Pharmaceuticals, Inc.	Sarepta Therapeutics, Inc.
Biogen Inc.	Jazz Pharmaceuticals plc	Seagen Inc.
BioMarin Pharmaceutical Inc.	Moderna, Inc.	Vertex Pharmaceuticals Inc.
Horizon Therapeutics plc	Neurocrine Biosciences, Inc.
At the time the peer group was selected, BeiGene’s market capitalization was near the 70th percentile of the peers’ market capitalization for the most recently disclosed fiscal year.
We believe that the compensation practices of our 2022 peer group provided us with appropriate compensation benchmarks for evaluating the compensation of our named executive officers during 2022. Notwithstanding the similarities of the 2022 peer group to our Company, due to the nature of our business, we compete for executive talent with many public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater equity compensation potential, as well as with prestigious academic and non-profit institutions. In 2022, the Compensation Committee generally positioned our officers’ total cash compensation, including base salaries and target annual incentives, at or below the 25th percentile, and equity incentive awards above the median, in order to link compensation more closely with corporate performance and the creation of shareholder value, as well as to recognize the Company’s above-median size relative to the peers.
In addition, the Compensation Committee may consider other criteria, including market factors, the experience level of the executive and the executive’s performance against company goals, in determining variations to this general target range.
For purposes of compensation in 2023, the Compensation Committee, with the advice of our compensation consultant, examined our 2022 peer group considering our continued growth throughout 2022, the stage of development of our research, clinical and commercial programs, and changes in our market capitalization. With reference to these and other key business metrics, two companies were removed and one new company was added to the peer group for 2023.
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Our peer group for 2023, referred to as our current peer group, as approved by the Compensation Committee, is comprised of the following 13 companies:
Alnylam Pharmaceuticals, Inc.	Jazz Pharmaceuticals plc	Seagen Inc.
Biogen Inc.	Moderna, Inc.	United Therapeutics Corporation
BioMarin Pharmaceutical, Inc.	Neurocrine Biosciences, Inc.	Vertex Pharmaceuticals Inc.
Horizon Therapeutics plc	Regeneron Pharmaceuticals, Inc.
Incyte Corporation	Sarepta Therapeutics, Inc.
Changes to the peer group include: removing Ionis Pharmaceuticals, Inc. on account of its market capitalization falling below the range set forth in the peer group criteria, removing Alexion Pharmaceuticals, Inc. given its acquisition by AstraZeneca, and adding United Therapeutics Corporation which meets the general characteristics set forth above. These changes position BeiGene’s market capitalization around the 50nd percentile of the peers’ market capitalization for the most recently disclosed fiscal year.
In addition to our peer group of U.S. publicly traded companies, our human resources team also gathers information on compensation practices and benchmarks of biotechnology and pharmaceutical companies operating in China. While this information is more difficult to obtain than in the United States, we use this market data, where available, and information from our own recruiting experience, to ensure that our compensation and benefits programs in China remain competitive and help us to recruit, motivate and retain our China workforce more effectively.
Other Key Performance Factors in Determining Executive Compensation
As the biopharmaceutical industry is characterized by a very long product development cycle, including a lengthy research and development period and a rigorous approval phase involving clinical studies and governmental regulatory approval, many of the traditional benchmarking metrics alone, such as profit measures, may not be appropriate for a biopharmaceutical company such as our Company. Instead, the specific performance factors the Compensation Committee considers when determining the compensation of our named executive officers include:
•
new product launches and product sales revenues;

•
key research and development achievements;

•
initiation and progress of clinical trials for our medicines and drug candidates;

•
expansion of our commercialization, manufacturing and operational capabilities;

•
achievement of regulatory milestones;

•
establishment and maintenance of key strategic relationships and new business initiatives, including collaborations and financings; and

•
development of organizational capabilities and management of our growth.

These performance factors are considered by the Compensation Committee in connection with our annual performance reviews described below and are a critical component in the determination of annual cash and equity incentive awards for our executive officers.
Compensation Objectives and Philosophy
Our compensation programs are designed to attract, motivate, and retain qualified and talented executives, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. Our compensation programs are intended to reward the achievement of specified pre-determined quantitative and qualitative company performance goals and objectives and individual performance and to align the interests of our senior management team with those of our shareholders in order to attain our ultimate objective of increasing shareholder value.
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The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. Globally, immuno-oncology is one of the most competitive fields where companies, large and small, compete for talent. In China, there are a limited number of highly qualified biopharmaceutical executives, and we compete with large multinational pharmaceutical companies and an increasing number of growing biotechnology companies for talent. In light of these factors, we believe that our compensation program is a critical factor in our ability to attract, motivate, and retain top talent in this exceedingly competitive environment and, in turn, to our ability to capitalize on our market opportunity and succeed as a company.
We may award annual merit-based increases in base salary based upon an assessment of each executive’s performance and the scope of his or her responsibilities, although we have generally kept executive officer salaries at or below the 25th percentile. We have a formal annual bonus plan with pre-established goals and weightings, which was designed to reward annual achievements based upon quantitative and qualitative company performance as well as individual performance. We awarded cash incentive payments to our named executive officers and the other members of our senior management team under our annual incentive program, which is described in more detail below.
We typically make equity grants to our executive officers upon commencement of their employment and annually following a review of company performance and their individual performance. Our pay philosophy for executive officers emphasizes equity compensation over cash to strengthen executive officers’ alignment with shareholders and ensure that pay delivery is connected to actual company performance. The mix of compensation components is designed to reward annual results as well as drive long-term company performance and create shareholder value.
Components of Compensation
Base Salary
We provide base salaries to our named executive officers to compensate them with a fair and competitive base level of compensation for services rendered during the year. The Compensation Committee typically determines the base salary for each executive based on the executive’s responsibilities, experience and, if applicable, the base salary level of the executive prior to joining our Company. In addition, the Compensation Committee reviews and considers the level of base salary paid by companies in our peer group for similar positions.
Merit-based increases in base salary for our executive officers, other than our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer, are determined by the Compensation Committee based upon a summary of the executive officer’s performance and a recommendation from our Chief Executive Officer.
Our Chief Executive Officer also provided a summary of performance for our President, Chief Operating Officer and General Manager of China, Chief Financial Officer, Global Head of Research and Development and Chief Medical Officer and a recommendation for their merit-based increase in base salary.
Any merit-based increase in base salary for our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer is determined by the Board of Directors and is based upon an assessment of performance by the Compensation Committee, input from the Board of Directors and a review of competitive benchmarking by the Compensation Committee.
With respect to Mr. Oyler, our Chief Executive Officer, at the beginning of 2022, the Compensation Committee reviewed Mr. Oyler’s overall compensation, and upon the recommendation of the Compensation Committee and based on his accomplishments during 2021 and in comparison to the base salaries of chief executive officers in our 2022 peer group, the Board of Directors determined to increase his annual base salary from US$740,000 to US$800,000, which was below the 25th percentile of our 2022 peer group.
At the beginning of 2022, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for each of our remaining named executive officers serving at that time, based upon the Company’s performance, each executive officer’s performance, and, in comparison to the base salaries of similar executive officers in our 2022 peer group. The table below sets forth
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the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers serving at the time the decisions were made in February 2022:
	Base Salary
Name	2021 (US$)	2022 (US$)	Increase (%)
John V. Oyler	740,000	800,000	8.1%
Xiaobin Wu	674,477(1)	721,642(1)	7.0%
Julia Wang	445,000	560,000(2)	25.8%
Lai Wang	505,858(1)	545,979(1)	7.9%
Jane Huang(3)	460,000	470,000	2.17%

(1)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.149 in 2022 to determine percentage increase.

(2)
Julia Wang was promoted to Chief Financial Officer in June 2021 and her new base salary for 2022 reflects the merit and promotional increase combined.

(3)
Jane Huang ceased to be an executive officer upon her resignation from the Company on April 3, 2022.

2022 Annual Non-Equity Incentive Program
In February 2022, the Compensation Committee approved our annual cash incentive program for 2022. Our bonus plan was based on pre-established, quantifiable objectives. We did not make any adjustments to our goals or payouts to reflect the difficulties presented by the COVID-19 pandemic.
For 2022, each of our named executive officers’ cash incentive award was based 75% on company goals and 25% on individual performance. The company performance metrics against which our executive officers are measured are clearly communicated, measurable, and consistently applied.
Potential payouts range from 0% to 162.5% of the target opportunity to align delivered pay with actual performance. The 162.5% maximum is calculated as follows: the corporate portion is weighted 75% with a maximum of 150% of target plus the individual portion is weighted 25% and capped at 200% of target. In addition, the Compensation Committee had the discretion under the 2022 annual cash incentive program to adjust downward any cash incentive award as it deemed appropriate.
In making its determination regarding awards under the 2022 annual cash incentive program, the Compensation Committee considered our success against our 2022 company target and stretch goals in funding the corporate portion. The 2022 company goals approved by the Compensation Committee, the relative target and maximum weightings assigned to each goal at the beginning of the year, and the actual achievement during the performance period as a percentage of our target company goals, were as follows:
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2022 Annual Non-Equity Incentive Program
2022 Corporate Goals	2022 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2022 (as a % of target)
Research Innovation	Research Innovation Focus	20%	30%	26%
	Created patient value through scientific discovery and clinical differentiation, including through the following achievements: 1. Selected nine clinical candidates with four that are potential first-in-class; 2. Launched four assets into the clinic, including one with first-in-class potential; 3. Improved upon several existing internal discovery platforms and expanded in-house research tools and capabilities; and 4. Improved processes, governance and decision-making for large clinical investments.			(130)%
Clinical Development	World Leading Clinical Development	20%	30%	27.6%
	Continued to strive towards world leading clinical development, through the following achievements: 1. Completed five key submissions for BRUKINSA in CLL; 2. Submitted four new applications to China NMPA for expanded indication approvals of tislelizumab; 3. Collaborated with Novartis on global submissions for tislelizumab in Novartis-licensed territories; 4. Completed enrollment in two pivotal trials; and 5. Activated pivotal trials for BCL-2 in target indication.			(138)%
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2022 Corporate Goals	2022 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2022 (as a % of target)
China Leadership	China Commercial Leadership	20%	30%	30%
	Strive to be a commercial leader in China, with progress in the following areas: 1. Achieved annual total product sales of US$1.3 billion in 2022, representing 97.9% annual growth; 2. Obtained five new indication approvals for tislelizumab and BLINCYTO; 3. Licensed commercial-stage assets with aggregate potential peak sales of over US$150 million; 4. Achieved commercial launches of five new brands in China with net revenue of over US$75 million; and 5. Achieved leading class position in China with tislelizumab.			(150)%
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2022 Corporate Goals	2022 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2022 (as a % of target)
Global Leadership	Global Leadership, Access & Reputation	20%	30%	30%

Build a global reputation as an innovative oncology leader, with achievements in the following areas:
1.
Achieved annual total product sales of US$389.7 million for BRUKINSA, in approved indications representing 237% annual growth in the United States;

2.
Obtained new approvals for BRUKINSA in targeted indications across several new markets, including in adults with treatment-naïve or relapsed/refractory CLL across the European Union;

3.
In-licensed one early clinical stage asset with differentiation hypothesis for United States and Europe with potential peak sales of  $100 million;

4.
Published at least 25 articles in scientific or medical journals;

5.
Established reputation as science-driven global biotech measured by patient and caregiver familiarity in North America and Europe;

6.
Demonstrated Superior Progression-Free Survival PFS and Overall Response Rate with fewer cardiac events over IMBRUVICA® (ibrutinib) in CLL (ALPINE PFS); and

7.
Published final ALPINE PFS results in The New England Journal of Medicine.

				(150)%
Broader Accessibility	Broader Accessibility	5%	7.5%	7.3%
	Build a strategic presence in designated New Market regions, with progress in the following areas: 1. Obtained new approval for BRUKINSA® across 19 new markets; and 2. Successfully launched BRUKINSA in 13 new commercial markets, including Australia.			(145)%
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2022 Corporate Goals	2022 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2022 (as a % of target)
Business Maturity	Business Maturity	15%	22.5%	18.8%

Working to build a more mature global business with progress in the following areas:
1.
Recruited and retained key talent, while minimizing unwanted attrition and increasing overall employee engagement;

2.
Identified opportunities to build financial and process efficiencies and enable lean business operations;

3.
Strengthened supply chain and ensured finished goods inventory stock to meet growing commercial demand;

4.
Achieved 100% successful Health Authority Inspections and timely and successful completion of quality training for key personnel;

5.
Launched updated corporate website and strengthened governance and controls over publishing of company-specific content; and

6.
Obtained dual manufacturing sourcing approval from China regulatory agency for Shanghai and Guangzhou facilities, a first time in industry.

				(125)%
TOTAL		100%	150%	140%
				(140)%
The Compensation Committee determined actual achievement against the pre-defined company goals for 2022. Specifically, during 2022, we made significant progress on our business goals, including the events which are summarized above under “2022 Business Highlights.”
Based on our overall performance during 2022, the Compensation Committee determined that our corporate performance should be scored at 140% of target based on our Company’s extraordinary performance during the year.
In determining each named executive officer’s 2022 annual cash bonus, the Compensation Committee also considered individual performance in addition to the Company’s performance.
Based on the recommendation of the Compensation Committee, the Board of Directors determined that for individual performance, Mr. Oyler achieved 140% of target, Dr. Wu achieved 140% of target, Ms. Julia Wang achieved 140% of target and Dr. Lai Wang achieved 140% of target.
The table below shows the target award under our 2022 incentive program as a percentage of each named executive officer’s annual base salary in 2022, the target cash award opportunity in dollars for 2022 and the actual cash bonus payments made to our named executive officers for 2022 performance, which were paid in March 2023, as well as the actual bonus payment as a percentage of the target award opportunity.
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Name	2022 Target Award (% of Base Salary)	2022 Target Award Opportunity (US$)	2022 Actual Bonus Payment (US$)	2022 Actual Bonus Payment (% of Target Award Opportunity)
John V. Oyler	100%	800,000	1,120,000	140%
Xiaobin Wu	75%	541,232(1)	757,724(1)	140%
Julia Wang	50%	280,000	392,000	140%
Lai Wang	50%	272,990(1)	382,185(1)	140%
Jane Huang(2)	50%	235,000	0	0%

(1)
Bonus payment was calculated using 2022 RMB salary which was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.149 in 2022.

(2)
Jane Huang resigned from the Company on April 3, 2022 and accordingly was not eligible to receive a bonus for 2022 performance.

Equity Awards
Our equity award program is designed to:
•
reward demonstrated leadership and performance;

•
align our executive officers’ interests with those of our shareholders;

•
retain our executive officers through the term of the awards;

•
maintain competitive levels of executive compensation; and

•
motivate our executive officers for outstanding future performance.

The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. We believe equity compensation is a crucial component of the executive compensation packages we offer because it provides upside opportunity while directly aligning delivered pay with actual shareholder return.
Since 2018, our executive officers’ equity awards have been granted in the form of share options and time vested RSUs. We typically grant equity awards to each of our executive officers upon commencement of employment and annually in connection with our review of corporate and individual performance.
All equity awards to our executive officers are approved by the Compensation Committee or, in the case of equity awards for our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer, are reviewed and recommended by the Compensation Committee for approval by the Board of Directors. Other than equity awards to new hires, which are granted on the last business day of the month in which employees commence employment, equity awards are typically granted on the date of the annual general meeting of shareholders in June each year.
The size of equity awards varies among our executive officers based on their positions and annual performance assessments. In addition, the Compensation Committee reviews all components of the executive’s compensation to ensure that his or her total compensation is aligned with our objectives. All share options granted to our executives have an exercise price equal to the higher of 1/13 of the closing price of our ADSs on the date of grant or 1/13 of the average closing price of our ADSs for the five business days prior to the date of grant, and the recipient will not realize any value from his or her options unless our share price increases above the exercise price. Accordingly, this portion of our executive officers’ compensation is at risk and is directly aligned with shareholder value creation.
In addition, equity grants to our executive officers typically vest over four years, which we believe provides an incentive to our executives to add value to the Company over the long term and to remain with our Company. Typically, the share options we grant to our executives have a 10-year term and vest as to 25% of the shares on the first anniversary of the grant date and then in equal monthly installments thereafter until the fourth anniversary of such date.
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Vesting of option grants to employees ceases upon termination of employment and exercise rights on vested options typically cease three months following termination of employment, except in the case of death or disability. Prior to the exercise of an option, the holder of a share option does not have any rights as a shareholder with respect to the shares subject to that option, including voting rights or the right to receive dividends or dividend equivalents. RSUs generally vest in equal annual installments over four years. As part of the ongoing review of our compensation strategy and practices, the Compensation Committee determines the appropriate mix of the type of equity awards, based in part on recommendations from our compensation consultant. The Compensation Committee believes that this deliberate mix of equity ensures that wealth creation remains tied to share performance (through share options) and promotes retention (through RSUs). The Compensation Committee may adjust the mix of award types or approve different award types as part of the Company’s overall compensation strategy. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of equity awards, depending on the Compensation Committee’s assessment of the total compensation package being offered.
In connection with the annual review of each executive officer’s performance, in June 2022, the Board of Directors and/or the Compensation Committee approved annual equity incentive awards for our named executive officers serving at that time.
The annual equity incentive awards granted in June 2022 to our named executive officers serving at that time are set forth in the table below:
	Option Award			RSU Award
Name(1)	Option Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Exercise Price per ordinary shares (US$)	RSU Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Total Grant Date Fair Value (US$)
John V. Oyler	1,887,678	11,999,969	11.98	334,009	3,999,886	15,999,855
Xiaobin Wu	1,061,814	6,749,952	11.98	187,876	2,249,887	8,999,839
Julia Wang	589,888	3,749,918	11.98	104,377	1,249,955	4,999,873
Lai Wang	707,876	4,499,968	11.98	125,255	1,499,977	5,999,945

(1)
Jane Huang resigned from the Company on April 3, 2022, and accordingly was not eligible to receive any equity incentive awards in June 2022.

The standard mix for our 2022 executive equity awards was 75% options and 25% RSUs, and the 2022 annual awards to our named executive officers were granted using this mix. For 2022 annual equity awards to John V. Oyler, the Board of Directors has approved a mix of 75% options and 25% RSUs, and the RSU grant is being submitted for shareholder approval in this Proxy Statement. The heavy emphasis on options, which only deliver value if the share price increases, has a strong performance orientation and aligns the interests of our executive officers with our shareholders.
On February 28, 2022, we granted a special equity award to Julia Wang, our Chief Financial Officer, in recognition of her extraordinary performance and her contribution to our achievements in 2021 and 2022, including successfully raising US$3.4 billion in our public offering and initial listing on the STAR Market. Specifically, she was granted US$1 million in time-based RSUs with four-year annual vesting, which is consistent with the standard practice of our awards granted to on-going employees. The value of this RSU award was determined based on input from the compensation consultant and market benchmarking of her total compensation package.
The equity awards granted to our named executive officers during 2022 and the grant date fair value of those awards determined in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718, are shown in the 2022 Grants of Plan-Based Awards table below.
Benefits and Other Compensation
Other compensation to our executives consists primarily of broad-based benefits that we provide to all full-time employees (which may vary based on the location of employment), including health benefits (medical, dental and vision insurance), life and disability insurance, and retirement benefits.
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In addition, our full-time employees in the People’s Republic of China (“PRC”), including some of our named executive officers, participate in a government mandated defined contribution plan, pursuant to which pension benefits, medical care, an employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that our PRC subsidiaries make contributions to the government for these benefits based on percentages of the employees’ salaries.
Our U.S. subsidiary maintains a 401(k) retirement plan for all of its full-time employees in the United States, including some of our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Pursuant to the 401(k) plan, participants will be able to elect to defer their current compensation by up to the statutorily prescribed annual limit (which was US$20,500 in 2022), with additional salary deferral amounts not to exceed US$6,500 available to participants beginning in the year they become 50 years of age. Our U.S. subsidiary matches dollar for dollar up to 4% of eligible compensation, which includes base salary and annual bonus.
Pursuant to the 2018 ESPP, our employees, including some of our named executive officers, have an opportunity to purchase our ordinary shares (including in the form of ADSs) at a discount on a U.S. tax-qualified basis through payroll deductions. The 2018 ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the 2018 ESPP is to encourage our employees, including our named executive officers, to become our shareholders and better align their interests with those of our other shareholders. Our Chief Executive Officer is not eligible to participate in the 2018 ESPP because he owns more than 5% of our outstanding shares.
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our named executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes, as disclosed in this Proxy Statement. For example, we provide tax equalization and reimbursement for tax preparation services for some of our named executive officers due to the complexity of the international tax regime. In the future, we may provide perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Our named executive officers may be entitled to certain severance and/or change in control protections pursuant to their employment agreements, which are described below under “Employment Agreements with Our Named Executive Officers.” Our goal in providing severance and change in control benefits is to offer sufficient cash continuity protection such that our executives will focus their full time and attention on the requirements of the business rather than the potential implications for their respective position. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers, rather than negotiating severance at the time that a named executive officer’s employment terminates.
2023 Compensation Actions
Base Salary
In February 2023, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for all of our named executive officers serving at that time effective as of March 1, 2023, based upon the Company’s and individual’s performance in 2022 and, in comparison to the base salary of similar executive officers in our 2023 peer group. The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers receiving an increase, with 2023 base salaries being near or below the 25th percentile of our current peer group for each of our named executive officers.
	Base Salary
Name(1)	2022 (US$)	2023 (US$)	Increase (%)
John V. Oyler	800,000	871,000	8.9%
Xiaobin Wu	721,642(2)	786,026(2)	8.9%
Julia Wang	560,000	600,000	7.1%
Lai Wang	545,979(2)	608,536(2)	11.5%
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(1)
Jane Huang ceased to be an executive officer upon her resignation from the Company on April 3, 2022 and accordingly did not receive a pay adjustment for 2023.

(2)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.490 in 2022.

Annual Non-Equity Incentive Compensation
In February 2023, the Compensation Committee approved our annual cash incentive program for 2023, which is structured similarly to our 2022 annual cash incentive program described above, except that the 2023 target cash award opportunity for Julia Wang and Lai Wang have been increased to 60% of base salary to better align with the competitive market data of the current peer group.
Equity Awards
In March 2023, the Compensation Committee approved a change to the mix for our executive equity awards from 75% options and 25% RSUs as used in 2022 to 2/3 options and 1/3 RSUs for 2023.
Compensation Policies and Practices
Delegation of Equity Granting to Our Chief Executive Officer and/or Chief Financial Officer
Currently, all of our employees, including our named executive officers, are eligible to participate in our Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”). All new full-time employees are granted share options and/or RSUs when they start employment and certain continuing employees are eligible for share option and/or RSU awards on an annual basis based on performance and upon promotions to positions of greater responsibility. The Compensation Committee has delegated to our Chief Executive Officer and/or our Chief Financial Officer, the authority to make equity awards under our 2016 Plan to new hires and in connection with promotions and with our annual incentive program, in each case other than to employees with a title of senior vice president or above or who are subject to Section 16 of the Exchange Act. The value of shares underlying share options and the value of RSUs either of them may grant to any one individual must be within a range based on job title specifically set by the Compensation Committee for these awards, and the aggregate number of shares underlying share options and the number of RSUs either of them may grant within a period must be within specified limits set by the Compensation Committee for these awards. The exercise price of share options is equal to the higher of 1/13 of the closing price of our ADSs on the Nasdaq on the date of grant and the average closing price of our ADSs over the five business days prior to the date of grant. With respect to share option awards and RSUs to new hires other than the employees with a title of senior vice president or above, our Chief Executive Officer and/or Chief Financial Officer are authorized to approve the award in connection with such hire and provide that the award is generally to be granted on the last trading day of the calendar month following the employee’s start date. With respect to share option and RSU awards made in connection with promotions other than of employees with a title of senior vice president or above, John V. Oyler or Julia Wang is authorized to approve the awards in connection with such promotion. We are required to maintain a list of share options and RSUs granted pursuant to this delegated authority and periodically report to the Compensation Committee such awards.
Stock Ownership Policy
In February 2019, we adopted a Stock Ownership Policy applicable to our directors and executive officers, to further align the interests of the leadership of our Company with those of our shareholders. The stock ownership policy requires our Chief Executive Officer hold equity worth at least six times his annual base salary; our President, Chief Operating Officer and General Manager of China hold equity worth at least three times his annual base salary; each of our other executive officers hold equity worth at least one times his or her annual base salary; and each of our non-employee directors hold equity worth at least five times the annual board cash retainer. Newly appointed or elected persons have five years to achieve compliance with the requirements of our Stock Ownership Policy. Compliance with our stock ownership policy is determined on an annual basis on the last trading day of each fiscal year. As of December 30, 2022, all directors and executive officers were in compliance with our stock ownership policy.
Insider Trading Policy and Hedging Policy
Our insider trading policy expressly prohibits short sales by our named executive officers, directors and specified other employees. Unless such transaction has been approved by the insider trading compliance officer or the Audit Committee, our insider trading policy expressly prohibits derivative transactions of our shares by our named executive officers, directors and specified other employees, including purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the
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economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging transactions with respect to the Company’s securities. In addition, our insider trading policy expressly prohibits our named executive officers, directors and specified other employees from using the Company’s securities as collateral in a margin account. No named executive officers, directors and specified other employees may pledge Company securities as collateral for a loan (or modify an existing pledge) unless the pledge has been approved by the insider trading compliance officer or the Audit Committee.
Rule 10b5-1 Plans
Our policy governing transactions in our securities by directors, officers and employees permits our directors, officers and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Under these trading plans, an individual relinquishes control over the transactions once the trading plan is put into place. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our Company.
Clawback Policy
In 2022, the SEC adopted final rules related to clawback policies under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The rules direct securities exchanges to implement listing standards that will require public companies to maintain and disclose a clawback policy that meets specified requirements. In light of the final rules, the Compensation Committee intends to implement the Company’s clawback policy once the applicable Nasdaq listing standards become effective and in accordance with the required deadlines.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
COMPENSATION COMMITTEE REPORT
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based upon such review and discussion, the Compensation Committee recommended to the Board of Directors that such section be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 27, 2023.
THE COMPENSATION COMMITTEE
Dr. Margaret Dugan (Chairperson)
Ranjeev Krishana
Qingqing Yi
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COMPENSATION TABLES
Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, and paid during the fiscal years ended December 31, 2022, 2021 and 2020, to each of our named executive officers.
Name and Principal Position	Year	Salary (US$)	Share Awards (US$)(1)	Option Awards (US$)(1)	Non-Equity Incentive Plan Compensation (US$)	All Other Compensation (US$)	Total
John V. Oyler, Founder, Chief Executive Officer and Chairman	2022	800,000	3,999,886	11,999,969	1,120,000(2)	127,812(10)	18,047,667
	2021	740,000	3,749,738	11,249,988	919,080(6)	89,740	16,748,546
	2020	695,833	—	12,999,981	637,000(7)	76,516	14,409,330
Xiaobin Wu, President, Chief Operating Officer and General Manager of China	2022	721,642(3)	2,249,887	6,749,952	757,724(2)(3)	212,688(11)	10,691,893
	2021	701,637(4)	1,999,860	5,999,929	726,194(4)(6)	211,600	9,639,220
	2020	606,896(5)	1,799,943	5,399,994	435,853(5)(7)	182,658	8,425,344
Julia Wang, Chief Financial Officer	2022	560,000	2,249,925	3,749,918	392,000(2)	12,200(8)	6,964,043
	2021	445,000	735,282	2,206,231	341,538(6)	11,600	3,739,651
Lai Wang, Global Head of Research and Development	2022	545,979(3)	1,499,977	4,499,968	382,185(2)(3)	68,757(12)	6,996,866
	2021	526,228(4)	1,374,904	4,124,931	363,097(4)(6)	65,711	6,454,871
Jane Huang, Former Chief Medical Officer, Hematology(16)	2022	117,614	122,987(13)	515,478(14)	—(15)	12,200(9)	768,279
	2021	460,000	2,399,715	1,949,985	295,550(6)	12,525	5,117,775
	2020	443,333	649,926	1,949,923	294,813(7)	11,400	3,349,395

(1)
Amounts represent the aggregate fair value on the grant date of options and RSUs granted to our named executive officers in 2022, 2021 and 2020, as applicable, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2022. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(2)
Represents 2022 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2023.

(3)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.149 in 2022.

(4)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.155 in 2021.

(5)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.145 in 2020.

(6)
Represents 2021 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2022.

(7)
Represents 2020 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2021.

(8)
Amount reflects matching contributions under our 401(k) plan in the amount of US $12,200 for Julia Wang.

(9)
Amount reflects matching contributions under our 401(k) plan in the amount of US $12,200 for Jane Huang.

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(10)
Consists of US$50,173 in employer-paid health insurance premiums, US$53,800 attributable to the use of a company car, and US$23,838 in personal tax preparation services paid by the employer. These benefits are valuable for executive retention, particularly when base salary is below the 25th percentile of the peer group. Further, given the unique complexity of his international role, tax preparation services are necessary to ensure compliance.

(11)
Consists of US$14,282 in employer-paid health insurance premiums, US$ 194,788 attributable to an automobile and housing allowance, and US$3,618 in tax advisory services. For executive retention, allowances (auto and housing) and tax advisory services are not uncommon in the market for the unique experience and expertise of an executive at this caliber.

(12)
Consists of US$14,147 in employer-paid health insurance premiums and US$54,610 attributable to an automobile allowance. An automobile allowance is not uncommon in the market for the unique experience and expertise of an executive at this caliber.

(13)
Amount reflects accounting expense accrued as a result of three months of RSU vesting, during which time Ms. Huang served as a consultant for the Company.

(14)
Amount reflects accounting expense accrued as a result of three months of option vesting, during which time Ms. Huang served as a consultant for the Company.

(15)
Jane Huang resigned from the Company on April 3, 2022 and did not receive a bonus for 2022 performance year.

(16)
Jane Huang resigned from the Company on April 3, 2022, so her prorated base salary is reflected in 2022.

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Grants of Plan-Based Awards
The following table presents information regarding grants of plan-based awards during the fiscal year ended December 31, 2022, to each of our named executive officers.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)		All Other Share Awards: Number of Shares or Units (#Ordinary Shares)(2)	All Other Option Awards: Number of Securities Underlying Options (#Ordinary Shares)(3)	Exercise or Base Price of Shares and Option Awards (US$/Share)(4)	Grant Date Fair Value of Share and Option Awards (US$)(5)
Name	Grant Date	Target (US$)	Maximum (US$)
John V. Oyler		800,000	1,300,000
	6/22/2022			334,009			3,999,886
	6/22/2022				1,887,678	11.98	11,999,969
Xiaobin Wu		541,232(6)	879,501(6)
	6/22/2022			187,876			2,249,887
	6/22/2022				1,061,814	11.98	6,749,952
Julia Wang		280,000	455,000
	2/28/2022			61,750(7)			999,970
	6/22/2022			104,377			1,249,955
	6/22/2022				589,888	11.98	3,749,918
Lai Wang		272,990(6)	443,608(6)
	6/22/2022			125,255			1,499,977
	6/22/2022				707,876	11.98	4,499,968
Jane Huang		235,000	381,875

(1)
Non-equity incentive plan awards consist of performance-based cash bonuses earned based upon achievement of pre-determined performance criteria during fiscal year 2022. The 2022 cash incentive bonus determinations are described in more detail above under the heading “Annual Non-Equity Incentive Program.” The Company’s bonus program does not have any threshold level.

(2)
RSUs are subject to the time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2022 table below.

(3)
Share options are subject to a time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2022 table below.

(4)
The exercise price of these share options is equal to the higher of  (a) 1/13 of the closing price of our ADSs on the Nasdaq on the grant date and (b) 1/13 of the average closing price of our ADSs over the five business days prior to the grant date.

(5)
Amounts represent the aggregate fair value on the grant date of option awards and RSUs granted to our named executive officers in 2022 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2022. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(6)
Bonus calculations utilize RMB salaries that are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.149 in 2022.

(7)
Represents a restricted share award for Julia Wang that was granted on February 28, 2022. The award follows the Company’s standard vesting schedule.

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Outstanding Equity Awards at December 31, 2022
The following table summarizes, for each of our named executive officers, the number of ordinary shares underlying outstanding options and RSUs held as of December 31, 2022.
	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(2)
John V. Oyler	7/19/2015	11,400,500	—	0.50	7/19/2025
	7/13/2016	2,047,500	2.84	11/15/2026
	6/30/2017	934,999	—	7.70	9/26/2027
	4/30/2018	996,801	—	13.04	4/29/2028
	6/26/2018	1,310,088	—	12.34	6/25/2028
	6/5/2019	1,918,774	274,508	9.23	6/4/2029
	6/17/2020	1,138,540	683,436	13.42	6/16/2030
	6/16/2021	340,054	566,852	26.53	6/15/2031
	6/16/2021					109,694	1,855,854
	6/22/2022	—	1,887,678	11.98	6/21/2032
	6/22/2022					334,009	5,650,918
Xiaobin Wu	4/30/2018	715,026	51,571(4)	13.04	4/29/2028
	4/30/2018					230,009(5)	3,891,398
	6/5/2019	697,801	99,749	9.23	6/4/2029
	6/5/2019					108,368(3)	1,833,420
	6/17/2020	472,810	284,011	13.42	6/16/2030
	6/17/2020					67,093(3)	1,135,110
	6/16/2021	181,363	302,315	26.53	6/15/2031
	6/16/2021					58,500	989,730
	6/22/2022	—	1,061,814	11.98	6/21/2032
	6/22/2022					187,876	3,178,573
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	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(2)
Julia Wang	6/30/2020	65,260	39,494	14.66
	6/30/2020					27,612	467,153
	6/16/2021	66,690	111,163	26.53
	6/16/2021					21,515	364,001
	2/28/2022					61,750	1,044,715
	6/22/2022	—	589,888	11.98	6/21/2032
	6/22/2022					104,377	1,765,898
Lai Wang	6/26/2018	364,208	—	12.34	6/25/2028
	6/5/2019	488,228	70,057	9.23	6/4/2029
	6/5/2019					18,993	321,332
	6/17/2020	328,419	197,145	13.42	6/16/2030
	6/17/2020					46,592	788,265
	6/16/2021	124,618	207,909	26.53	6/15/2031
	6/16/2021					40,222	680,494
	6/22/2022	—	707,876	11.98	6/21/2032
	6/22/2022					125,255	2,119,122
Jane Huang	9/2/2016	207,571	—	2.27	2/12/2023(6)
	6/27/2017	850,460	—	3.49	2/12/2023(6)
	6/26/2018	44,798	—	12.34	2/12/2023(6)
	6/5/2019	95,524	—	9.23	2/12/2023(6)
	6/16/2021	39,299	—	26.53	2/12/2023(6)

(1)
Unless otherwise set forth below, 25% of the ordinary shares subject to each option become exercisable on the first anniversary of the vesting commencement date, and the balance become exercisable in 36 successive equal monthly installments thereafter, subject to continued employment. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events.

(2)
Represents the market value of outstanding RSUs as of December 31, 2022, based on a price of US$16.92 per ordinary share, which was the closing price of the Company’s ADSs on the Nasdaq on December 30, 2022, the last business day of 2022, of US$219.94, divided by 13 (i.e., on an as-converted to ordinary share basis).

(3)
25% of the ordinary shares subject to this RSU award vest on each anniversary of the vesting commencement date, subject to continued service. Unvested RSUs are subject to accelerated vesting upon a change in control and/or certain qualifying termination events.

(4)
20% of the ordinary shares subject to this option became exercisable on the first anniversary of the vesting commencement date, and the balance becomes exercisable in 48 successive equal monthly installments, subject to continued service. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events.

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(5)
20% of the ordinary shares subject to this RSU award vest on each anniversary of the vesting commencement date, subject to continued service. Unvested RSUs are subject to accelerated vesting upon a change in control and/or certain qualifying termination events.

(6)
The exercise period applicable to Jane Huang’s options was extended to three months from her termination of service under the Consulting Agreement (as described in greater detail below in “— Employment Agreements with our Named Executive Officers”).

Options Exercised and Shares Vested
The following table sets forth, for each of our named executive officers, information with respect to the exercise of share options and the vesting of restricted share awards or RSUs during the year ended December 31, 2022.
	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#Ordinary Shares)	Value Realized on Exercise (US$)(1)	Number of Shares Acquired on Vesting (#Ordinary Shares)	Value Realized on Vesting (US$)(2)
John V. Oyler	—	—	227,396	2,790,149
Xiaobin Wu	—	—	391,365	4,554,821
Julia Wang	—	—	20,956	245,436
Lai Wang	1,233,947	9,132,753	68,744	760,909
Jane Huang(3)	146,172	430,445	45,279	512,138

(1)
Value realized on exercise of share option awards does not represent proceeds from any sale of any ordinary shares acquired upon exercise but, is determined by multiplying the number of shares acquired upon exercise by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq at each time of exercise.

(2)
The value realized on vesting is based on 1/13 of the closing market price per share of our ADSs on the Nasdaq on the vesting date, multiplied by the number of restricted shares or RSUs that vested.

(3)
Jane Huang resigned from the Company on April 3, 2022.

Employment Agreements with Our Named Executive Officers
We have entered into employment agreements with each of our named executive officers.
Mr. John V. Oyler and our Company and certain of our subsidiaries entered into employment agreements on April 25, 2017, pursuant to which Mr. Oyler serves as our Chief Executive Officer. Mr. Oyler currently receives a base salary of US$871,000, which is subject to review and adjustment in accordance with our Company’s policy and subject to Board approval. Mr. Oyler’s base salary is allocated between the Company and certain of our subsidiaries. Mr. Oyler is eligible for an annual merit increase and an annual bonus, with a current target level of 100% of his base salary, based on performance as recommended by the Compensation Committee and determined by the Board of Directors.
Mr. Oyler’s employment agreements also provide for certain transportation and international travel benefits and tax preparation and equalization payments. His employment agreements have an initial three-year term and automatically renew for additional one-year terms unless either party provides written notice of nonrenewal. Mr. Oyler’s employment can be terminated by the Company at any time. Mr. Oyler may resign upon 60 days advance notice; so long as his resignation is not due to his employment with a competing business, he may receive payment in lieu of notice. Upon termination of Mr. Oyler’s employment for any reason, we will pay (i) accrued but unpaid base salary during the final payroll period of employment; (ii) unpaid vacation time; (iii) unpaid annual bonus from the previous calendar year; and (iv) any business expenses incurred, documented and substantiated but not yet reimbursed (collectively, the “Final Compensation”). If Mr. Oyler’s employment is terminated by us other than for “cause” (as defined in his employment
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agreements) or if Mr. Oyler terminates his employment for “good reason” (as defined in his employment agreements), Mr. Oyler is entitled to (i) the Final Compensation, (ii) a lump sum equal to the base salary divided by 12, then multiplied by the Severance Period (as defined below), (iii) the post-termination bonus calculated based on the target bonus for the year and the number of days passed through the date of termination, (iv) a US$20,000 one-time bonus and (v) acceleration by 20 months of the vesting of his initial equity award in 2015 and all of his awards granted commencing in 2017, when he signed his employment agreement (the “accelerated awards”). The “Severance Period” is 20 months; provided that if Mr. Oyler’s employment terminates during the 12-month period following a “change in control” (as defined in his employment agreements), then the Severance Period will be 24 months. His employment agreement provides that the unvested portion of his awards will immediately vest upon a “change in control.” Mr. Oyler’s employment agreements also prohibit him from engaging in certain competitive and solicitation activities during his employment and for 18 months after the termination of his employment.
Xiaobin Wu, Ph.D. and certain of our subsidiaries entered into employment agreements, effective as of April 30, 2018, as amended on March 1, 2020. Under the employment agreements, Dr. Wu currently receives a base salary of RMB 5,275,339 (US$786,026), subject to regular review and adjustment in accordance with our Company’s policy and subject to Board approval. Dr. Wu is eligible for an annual merit increase and an annual bonus, with a current target level of 75% of his base salary, based on performance as determined by the Compensation Committee. In addition, Dr. Wu’s employment agreements provide for reimbursement of tax advisory and preparation services and an annual allowance of RMB 950,000 (US$141,550) to cover the leasing of an automobile and the costs of housing in the PRC.
In connection with the commencement of his employment, Dr. Wu received an initial option to purchase 766,599 ordinary shares vesting over five years. Dr. Wu also received an initial award of RSUs for 1,149,899 ordinary shares vesting in equal installments over five years. In addition, Dr. Wu is eligible to receive an annual grant of equity targeted at a minimum of US$1,000,000 each year, subject to vesting over five years, consisting of share options, RSUs or such other form of grant as provided to (and in the same proportion as) Mr. Oyler.
Dr. Wu’s employment has no specified term and can be terminated at will by either party. Dr. Wu’s employment may be terminated by the Company without “cause” (as defined in the employment agreements), and if so he would receive his base salary and health and dental insurance payments during an 18-month severance period and other benefits including acceleration of the vesting of his initial option grant and initial RSU award by 18 months (or full acceleration of the vesting of his initial option grant and initial RSU award and any subsequent option and RSU awards if such termination occurs within 12 months following a “change in control” (as defined in the employment agreements)), unless Dr. Wu breaches his confidentiality, non-competition or non-solicitation obligations. Dr. Wu may terminate his employment with “good reason” (as defined in the employment agreements) upon 30 days’ written notice received within 60 days of the occurrence of the event. If the Company does not cure the action identified in Dr. Wu’s notice, he is entitled to the same benefits as if the Company terminated his employment without cause, subject to his execution of a release of claims and unless he breaches his confidentiality, non-competition or non-solicitation obligations. To the fullest extent permitted by PRC law, the Company may also terminate Dr. Wu’s employment for cause in certain cases upon 30 days’ written notice. Dr. Wu may also terminate his employment without good reason upon 90 days’ written notice, in either case, in which case he would then only be entitled to receive certain accrued obligations.
Julia Wang and our Company entered into an offer letter on May 30, 2020 for the position of Senior Vice President, Enterprise Optimization and Deputy Chief Financial Officer. She has since been promoted to Chief Financial Officer on June 30, 2021. Ms. Wang currently receives a base salary of US$600,000, which is subject to review and adjustment in accordance with our Company’s policy and subject to Board approval. Ms. Wang’s is eligible for an annual merit increase and an annual bonus with a current target of 60% of her base salary, based on performance as determined by the Compensation Committee.
Ms. Wang was granted equity awards with an initial value of US$1,600,000 on the date of grant, consisting of 50% RSUs and 50% share options. The shares subject to the equity awards shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which her employment was started and (i) the remaining shares subject to the RSUs vesting in three equal annual installments measured from the initial vesting date and (ii) the remaining shares subject to the options vesting in 36 equal successive monthly installments upon her completion of each month of service over the three year period measured from the initial vesting date, in each case subject to Ms. Wang being employed with the Company or another BeiGene subsidiary on each such date.
Ms. Wang’s employment has no specified term and can be terminated at will by either party. Upon termination by the Company without cause, Ms. Wang would receive 12 months of base salary in effect as of the date of termination. In addition, the Company would cover 12 months of premiums for group health and dental benefits for COBRA.
BeiGene 2023 Proxy Statement :: 139

Executive Compensation
Lai Wang, Ph.D. and our Company entered into a new employment agreement effective January 1, 2022 for the position of Global Head of Research and Development. Dr. Wang currently receives a base salary of RMB 4,084,133 (US$608,536), subject to regular review and adjustment in accordance with our Company’s policy and subject to Compensation Committee approval. Dr. Wang is also eligible for a merit bonus, in an amount at our discretion, with a current target of 60% of his base salary as approved by the Compensation Committee. Dr. Wang is eligible to participate in our employee benefit plans generally available to our employees based in China, subject to the terms of those plans. Dr. Wang is required to provide 30 days prior written notice in the case of resignation. In addition, Dr. Wang’s employment may be terminated for cause without notice and terminated without cause upon the occurrence of specified conditions with 30 days’ prior written notice. Where severance pay is mandated by law Dr. Wang may be entitled to such severance pay in the amount mandated by law when his employment is terminated.
Jane Huang, M.D. and our Company entered into an employment agreement on August 19, 2016, for the position of Chief Medical Officer, Hematology. On April 3, 2022, Dr. Huang resigned from the Company. Prior to her departure, she received a base salary of US$470,000 and had an annual bonus target that was 50% of her base salary. Dr. Huang’s employment had no specified term but could have been terminated at will by either party. Dr. Huang and the Company entered into a Consulting Agreement, pursuant to which she agreed to provide consulting services to the Company from April 3, 2022 until November 14, 2022. As consideration for her consulting services under the Consulting Agreement, Dr. Huang’s outstanding options to purchase ordinary shares of the Company that were not vested and RSUs continued to vest according to their original vesting schedules through June 30, 2022. Additionally, the exercise period applicable to Dr. Huang’s options was extended to three months from her termination of service under the Consulting Agreement.
Estimated Payments and Benefits Upon Termination or Change of Control
The amount of compensation and benefits payable to each of our named executive officers who were employed on December 31, 2022, in various termination and change in control situations has been estimated in the tables below. The value of the equity vesting acceleration was calculated in each of the tables below based on the assumption that the change in control and executive’s employment termination occurred on December 30, 2022, the last business day of the fiscal year ended December 31, 2022. The closing price of the Company’s ADSs on the Nasdaq as of December 30, 2022, the last trading day of 2022, was US$219.94. A price of US$16.92 per ordinary share, which was the ADS closing price divided by 13 (i.e., on an as-converted to ordinary share basis), was used as the value of the Company’s ordinary shares in the change in control or the employment termination calculations. The value of the option vesting acceleration was calculated by multiplying the number of unvested option shares subject to vesting acceleration as of December 30, 2022, by the difference between the closing price of the Company’s ordinary shares as of December 30, 2022, and the exercise price for such unvested option shares. The value of restricted share or RSU vesting acceleration was calculated by multiplying the number of unvested RSUs subject to vesting acceleration as of December 30, 2022, by the closing price of the Company’s ordinary shares as of December 30, 2022.
140 :: BeiGene 2023 Proxy Statement

Executive Compensation
Mr. John V. Oyler
The following table describes the potential payments and benefits upon employment termination or change of control for Mr. Oyler, our Founder, Chief Executive Officer and Chairman, as if his employment terminated as of December 30, 2022, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Change in Control (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	1,333,333(1)	—	1,600,000(7)
Cash incentive bonus	820,000(2)	—	820,000(2)
Share options unvested and accelerated	9,551,546(3)	13,824,377(5)	13,824,377(5)
RSU awards unvested and accelerated	4,062,292(4)	7,506,772(6)	7,506,772(6)
Total	15,767,171	21,331,149	23,751,149

(1)
Amount represents a lump sum payment equal to 20 months of Mr. Oyler’s 2022 base salary.

(2)
Amount represents Mr. Oyler’s 2022 target bonus plus a US$20,000 one-time bonus.

(3)
Value attributable to an additional 20 months of vesting of Mr. Oyler’s then unvested options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(4)
Value attributable to an additional 20 months of vesting of Mr. Oyler’s then unvested RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(5)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested options upon a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(6)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested RSUs upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(7)
Amount represents a lump sum payment equal to 24 months of Mr. Oyler’s 2022 base salary.

BeiGene 2023 Proxy Statement :: 141

Executive Compensation
Dr. Xiaobin Wu
The following table describes the potential payments and benefits upon employment termination or change of control for Dr. Wu, our President, Chief Operating Officer and General Manager of China, as if his employment terminated as of December 30, 2022, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	1,082,463(1)	1,082,463(1)
Cash incentive bonus	—	—
Share options unvested and accelerated	872,502(2)	7,876,978(5)
RSU awards unvested and accelerated	3,891,398(3)	11,028,231(6)
Healthcare benefits	20,096(4)	20,096(4)
Total	5,866,459	20,007,768

(1)
Amount represents 18 months of Dr. Wu’s 2022 base salary continuation using an average exchange rate for RMB of ¥1.00 =US$0.149 USD in 2022.

(2)
Value attributable to an additional 18 months of vesting of Dr. Wu’s then unvested initial options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(3)
Value attributable to an additional 18 months of vesting of Dr. Wu’s then unvested initial RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(4)
Payment of the health and dental insurance premiums for Dr. Wu until the earlier of  (a) 18 months following the date of termination, or (b) the end of his health continuation period.

(5)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(6)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested restricted share units upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

142 :: BeiGene 2023 Proxy Statement

Executive Compensation
Julia Wang
The following table describes the potential payments and benefits upon employment termination or change of control for Julia Wang, Chief Financial Officer, as if her employment terminated as of December 30, 2022, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	560,000(1)	560,000(1)
Cash incentive bonus	—	—
Share options unvested and accelerated	58,810(2)	3,002,376(4)
RSU awards unvested and accelerated	233,356(3)	3,641,767(5)
Healthcare benefits	790(6)	790(6)
Total	852,956	7,204,933

(1)
Amount represents 12 months of Ms. Wang’s 2022 base salary continuation.

(2)
Value attributable to an additional 12 months of vesting of Ms. Wang’s then unvested initial options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(3)
Value attributable to an additional 12 months of vesting of Ms. Wang’s then unvested initial RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(4)
Value attributable to the acceleration of 100% of Ms. Wang’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(5)
Value attributable to the acceleration of 100% of Ms. Wang’s then unvested restricted share units upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 30, 2022.

(6)
Amount reflects continuation of dental coverage for 12 months.

BeiGene 2023 Proxy Statement :: 143

Executive Compensation
Dr. Lai Wang
Dr. Lai Wang serves as our Global Head of Research and Development. Under the PRC employment law, he will not be entitled to any termination payment if he voluntarily resigns from the Company. Dr. Wang would be entitled to receive a cash payment of RMB410,256 (approximately US$61,128, calculated using the annual average exchange rate for RMB of ¥1.00=US$0.149 in 2022) if the Company unilaterally terminated his employment in accordance with the PRC employment law as of December 31, 2022, the last business day of the fiscal year.
Dr. Jane Huang
On April 3, 2022, Dr. Jane Huang, our former Chief Medical Officer, Hematology, resigned from the Company. Dr. Huang did not receive any severance or other post-termination payments in connection with her departure. Dr. Huang and the Company entered into a Consulting Agreement, pursuant to which, effective April 3, 2022, Dr. Huang provided consulting services to the Company until November 14, 2022. As consideration for her services, Dr. Huang’s outstanding RSUs and options to purchase ordinary shares of the Company that were not vested continued to vest according to their original vesting schedules through June 30, 2022. Additionally, the exercise period applicable to Dr. Huang’s options was extended to three months from her termination of service under the Consulting Agreement.
CEO Pay Ratio
Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Chief Executive Officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.
Measurement Date
We identified the median employee using our employee population on November 1, 2022 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis). As of November 1, 2022, our employee population, excluding our Chief Executive Officer, consisted of 9,104 employees.
Consistently Applied Compensation Measure
Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee in our analysis: (1) annual base pay, (2) annual target cash incentive opportunity, and (3) the grant date fair value for equity awards granted in 2022. In identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable year-to-date average exchange rate as of December 31, 2022 and annualized the compensation values of individuals that joined our Company during 2022. We did not exclude workers in non-U.S. countries and did not make any cost-of-living adjustments.
Methodology and Pay Ratio
After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.
Our median employee compensation in 2022 as calculated using Summary Compensation Table requirements was US$78,019. Our Chief Executive Officer’s compensation in 2022 as reported in the Summary Compensation Table was US$18,047,667. Therefore, our CEO Pay Ratio for 2022 is approximately 231:1.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.
144 :: BeiGene 2023 Proxy Statement

Executive Compensation
Pay Versus Performance Comparison
As discussed in the Compensation Discussion and Analysis above, our Compensation Committee has implemented an executive compensation program designed to link a substantial portion of our named executive officers’ realized compensation to the achievement of BeiGene’s financial, operational, and strategic objectives, and to align our executive pay with changes in the value of our shareholders’ investments. Pursuant to SEC rules, the Pay Versus Performance table set forth directly below is required to include “Compensation Actually Paid” to the CEO and the average “Compensation Actually Paid” to the non-CEO NEOs. “Compensation Actually Paid” is an SEC defined term that represents a calculation of compensation that differs significantly from both the compensation paid to the executive during the year, as well as the Summary Compensation Table calculation of compensation, as described in footnote 2 of the below table. For example, the “Compensation Actually Paid” calculation for a given year includes the change in fair value of multiple years of equity grants that are outstanding and unvested during the year, or which vested during the year, whereas the Summary Compensation Table calculation includes only the fair value of equity awards granted during the year. Furthermore, the equity included in the “Compensation Actually Paid to CEO” column includes equity granted to our CEO which was granted in 2015, prior to the Company’s initial public offering. This difference result in a “Compensation Actually Paid” calculation that is significantly impacted by changes in stock price and may be higher or lower than the corresponding Summary Compensation Table calculation. The following table sets forth such compensation information for our named executive officers calculated in accordance with SEC regulations, for fiscal years 2022, 2021 and 2020.
Year	Summary Compensation Table Total for CEO ($)(1)	Compensation Actually Paid to CEO ($)(2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(3)	Average Compensation Actually Paid to Non-CEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($)	China Net Revenue ($)(5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)
2022	18,047,667	11,216,389	6,355,270	3,367,166	133	111	(2,003,815,000)	840,032,000
2021	16,748,546	22,876,853	5,143,513	5,761,306	163	125	(1,457,816,000)	517,173,000
2020	14,409,330	40,749,054	5,178,425	15,276,116	156	126	(1,624,974,000)	290,646,000

(1)
The dollar amounts reported are the amounts of total compensation reported for our Chief Executive Officer, John V. Oyler, in the Summary Compensation Table for fiscal years 2022, 2021 and 2020. John V. Oyler served as Chief Executive Officer for each of the years presented.

(2)
The dollar amounts reported represent the amount of  “Compensation Actually Paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our Chief Executive Officer or other named executive officers during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year.

(3)
For 2022, reflects compensation information for our named executive officers, other than our Chief Executive Officer, as described in the Compensation Discussion and Analysis portion of this proxy statement. For 2021, reflects compensation information for Xiaobin Wu, Julia Wang, Lai Wang, Jane Huang and Howard Liang. For 2020, reflects compensation information for Xiaobin Wu, Jane Huang, Howard Liang.

(4)
Reflects cumulative total shareholder return of the Nasdaq Biotechnology Index, as of December 31, 2022, weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated. The Nasdaq Biotechnology Index is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

(5)
The Company has identified China Net Revenue as the company-selected financial measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link “Compensation Actually Paid” to the executive officers in 2022 to the Company’s performance.

BeiGene 2023 Proxy Statement :: 145

Executive Compensation
To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:
	2022($)	2021($)	2020($)
Summary Compensation Table Values	18,047,667	16,748,546	14,409,330
Adjustments
Deduction for grant date fair value amounts reported under “Share Awards” column in the Summary Compensation Table	(3,999,886)	(3,749,738)	—
Deduction for grant date fair value amounts reported under “Option Awards” column in the Summary Compensation Table	(11,999,969)	(11,249,988)	(12,999,981)
Year-over-Year change in the fair value of the Share Awards and Option Awards	9,168,577	21,128,033	39,339,705
As of year-end for share awards granted during the year	5,650,918	3,047,963	—
Year-over-year increase (decrease) of unvested share awards granted in prior years	(5,169,361)	(6,167,656)	(437,376)
Increase (decrease) from prior fiscal year — end for share awards that vested during the year	2,790,149	8,513,109	4,262,798
Decrease in fair value of share awards forfeited during the year	—	—	—
As of year-end for option awards granted during the year	19,018,564	8,085,256	21,214,314
Year-over-year increase (decrease) of unvested option awards granted in prior years	(22,568,170)	(22,321,474)	(18,976,117)
Increase (decrease) from prior fiscal year – end for option awards that vested during the year	9,446,478	29,970,835	33,276,085
Decrease in fair value of option awards forfeited during the year	—	—	—
“Compensation Actually Paid” as defined by SEC rules	11,216,389	22,876,853	40,749,054
146 :: BeiGene 2023 Proxy Statement

Executive Compensation
To calculate the amounts in the “Average Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average of the “Total” compensation of our non-CEO named executive officers for each applicable year as reported in the Summary Compensation Table:
	2022($)	2021($)	2020($)
Average Summary Compensation Table Values	6,355,270	5,143,513	5,178,425
Adjustments
Deduction for average grant date fair value of amounts reported to Non-CEO NEOs under “Share Awards” column in the Summary Compensation Table	(1,530,694)	(1,301,952)	(1,066,581)
Deduction for average grant date fair value of amounts reported to Non-CEO NEOs under “Option Awards” column in the Summary Compensation Table	(3,878,829)	(2,962,605)	(3,199,969)
Year-over-Year change in the average fair value of the Share Awards and Option Awards	2,421,419	4,882,350	14,364,241
As of year-end for share awards granted during the year	2,027,077	773,830	1,579,969
Year-over-year increase (decrease) of unvested share awards granted in prior years	(3,171,371)	(1,711,290)	1,084,830
Increase (decrease) from prior fiscal year — end for share awards that vested during the year	1,518,326	3,166,184	1,653,429
Decrease in fair value of share awards forfeited during the year	(307,302)	(369,601)	—
As of year-end for option awards granted during the year	5,943,252	2,052,737	5,221,946
Year-over-year increase (decrease) of unvested option awards granted in prior years	(4,561,808)	(4,842,349)	(2,274,007)
Increase (decrease) from prior fiscal year — end for option awards that vested during the year	1,981,811	7,018,416	7,098,075
Decrease in fair value of option awards forfeited during the year	(1,008,565)	(1,205,576)	—
Average “Compensation Actually Paid” as defined by SEC rules	3,367,166	5,761,306	15,276,116
Equity Valuations: Stock option grant date fair values are calculated based on the binomial/lattice method option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Restricted share unit grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.
BeiGene 2023 Proxy Statement :: 147

Executive Compensation
Pay-for-Performance Alignment
The following table identifies the two financial performance measures used by our Compensation Committee to link the “compensation actually paid” (“CAP”) to our Chief Executive Officer and other named executive officers in 2022, calculated in accordance with SEC regulations, to company performance. The role of each of these performance measures on our named executive officers’ compensation is discussed in the Compensation Discussion and Analysis above.
Financial Performance Measures
China Net Revenue
North America BRUKINSA Revenue
The charts on the following page compare CAP to the Company’s Total Shareholder Return, Net Income and China Net Revenue results over the three-year period ended December 31, 2022. The chart titled “CAP vs. Total Shareholder Return (BGNE and Nasdaq Biotechnology Index)” reflects that the Company’s Total Shareholder Return over this three-year period follows a similar trajectory to the Total Shareholder Return of the Nasdaq Biotechnology Index over the same period.

CAP vs. Total Shareholder Return (BGNE and Nasdaq Biotechnology Index)
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
$300
$250
$200
$150
$100
$50
$0
$75
$50
$25
$0
2019
2020
2021
2022
$100
$40.7
$156
$126
$15.3
$163
$125
$22.9
$5.8
$133
$111
$11.2
$3.4
CEO CAP
Avg. Other NEO CAP
BGNE TSR
Nasdaq Biotechnology Index TSR

148 :: BeiGene 2023 Proxy Statement

Executive Compensation

CAP vs. Net Income
$6
$5
$4
$3
$2
$1
$0
-$1
-$2
-$3
GAAP Net Income ($ Mil.)
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
Compensation Actually Paid ($ Mil.)
$40.7
$15.3
-$1.6
$22.9
$5.8
-$1.5
$11.2
$3.4
-$2.0
2020
2021
2022
GAAP Net Income
CEO CAP
Avg. Other NEO CAP

CAP vs. China Net Revenue
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
China Net Revenue ($ Mil.)
$100
$75
$50
$25
$0
Compensation Actually Paid ($ Mil.)
$291
$40.7
$15.3
$517
$22.9
$5.8
$840
$11.2
$3.4
2020
2021
2022
China Net Revenue
CEO CAP
Avg. Other NEO CAP

BeiGene 2023 Proxy Statement :: 149

Executive Compensation
Equity Compensation Plan Information
The following table contains information about our equity compensation plans as of December 31, 2022.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#Ordinary Shares)	Weighted-average Exercise Price of Outstanding Option, Warrants and Rights(1)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (#Ordinary Shares)
Equity compensation plans approved by security holders	114,080,317(2)	US$	10.07	78,700,575(3)
Equity compensation plans not approved by security holders	17,843,709(4)	US$	0.52	—
Total	131,924,026		—	78,700,575

(1)
Since RSUs do not have any exercise price, such units are not included in the weighted average exercise price calculations.

(2)
Reflects shares to be issued pursuant to outstanding awards under the 2016 Plan.

(3)
As of December 31, 2022, 75,034,504 ordinary shares were available for grant under the 2016 Plan and 3,666,071 ordinary shares were available for grant under the Second Amended and Restated 2018 Employee Share Purchase Plan (the “2018 ESPP”). As of December 31, 2022, 3,666,071 ordinary shares remained available for issuance under the 2018 ESPP and the number of shares issuable with respect to the then current offering period which ended February 28, 2023 was not determinable until the end of the period. In March 2023, 930, 852 ordinary shares were issued under the 2018 ESPP for the offering period ended on February 28, 2023. The number of ordinary shares reserved for issuance under the 2016 Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under the 2011 Plan and 2016 Plan, subject to specified conditions.

(4)
Reflects (i) 2,643,042 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan and (ii) 15,200,667 ordinary shares to be issued pursuant to outstanding options granted outside of our equity incentive plans prior to our initial public offering on Nasdaq.

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Director Compensation
The Board of Directors has adopted an independent director compensation policy that is part of a total compensation package that is designed to enable us to attract and retain, on a long-term basis, high caliber independent directors. On March 27, 2023, upon recommendation of the Compensation Committee, the Board of Directors approved amendments to the Company’s independent director compensation policy (the “Amended Independent Director Compensation Policy”). Under the Amended Independent Director Compensation Policy, all independent directors, as defined under Nasdaq listing rules, are paid cash compensation as set forth below, consisting of an annual cash retainer of and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, in each case, as noted below, each of which are paid quarterly. The changes for the cash retainers and additional fees are effective commencing April 1, 2023.
Annual Retainer (US$)
Board of Directors:
All independent directors	65,000(1)
Audit Committee:
Chairperson (inclusive of fee as a committee member)	35,000(2)
Non-Chairperson members	17,500(1)
Compensation Committee:
Chairperson (inclusive of fee as a committee member)	30,000(2)
Non-Chairperson members	15,000(1)
Nominating and Corporate Governance Committee:
Chairperson (inclusive of fee as a committee member)	18,000(3)
Non-Chairperson members	9,000(4)
Commercial and Medical Affairs Advisory Committee:
Chairperson (inclusive of fee as a committee member)	20,000(5)
Non-Chairperson members	10,000(6)
Scientific Advisory Committee:
Chairperson (inclusive of fee as a committee member)	20,000(5)
Non-Chairperson members	10,000(6)

(1)
Increased by US$5,000 from 2022.

(2)
Increased by US$10,000 from 2022.

(3)
Increased by US$3,000 from 2022.

(4)
Increased by US$1,500 from 2022.

(5)
Increased by US$2,000 from 2022.

(6)
Increased by US$1,000 from 2022.

Consistent with the current policy, under the Amended Independent Director Compensation Policy, each independent director, as defined under Nasdaq listing rules, is granted equity awards valued at US$400,000 in connection with their initial election or appointment to the Board of Directors, pro-rated for the portion of the year served leading up to the first anniversary of the last annual meeting of shareholders, and annual equity awards valued at US$400,000 on the date of each annual meeting of shareholders. Each of the awards will consist of 50% share options and 50% RSUs; provided, however, that to the extent that a grant of RSUs is
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Director Compensation
subject to shareholder approval pursuant to applicable listing rules (as is currently the case under the HK Listing Rules), (i) the initial grant shall consist of 100% share options and (ii) the annual grant shall include RSUs only upon shareholder approval and, in the absence of such shareholder approval, the annual grant shall consist of 100% share options. As under the current policy, the equity awards will vest in full on the earlier of the first anniversary of date of grant or the date of the next annual general meeting, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, directors generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director. The options have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days immediately preceding the date of grant, in each case as determined in reference to the closing price of the Company’s ADSs on the NASDAQ. The equity awards are granted under the 2016 Plan and form of award agreement thereunder. In addition, under the terms of the 2016 Plan, the value of all equity awards and other cash compensation paid to each independent director for their service as an independent director may not exceed US$1,000,000 in any calendar year (except in a director’s first year of service). We also reimburse all reasonable out-of-pocket expenses incurred by independent directors in attending board and committee meetings.
The Compensation Committee has adopted share ownership guidelines applicable to our non-employee directors, the terms of which are described above under “Share Ownership Guidelines.”
Director Compensation — 2022
The following table sets forth a summary of the compensation we paid to our directors during 2022. Mr. Oyler, our Founder, Chief Executive Officer and Chairman, receives no compensation for his service as a director and, consequently, his compensation is not included in this table but is presented above in “Summary Compensation Table”.
•
Dr. Xiaodong Wang, our Co-Founder and Chair of our Scientific Advisory Board, also receives no compensation for his service as a director but receives compensation as a consultant, which is reflected in the table below. Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2022, Dr. Wang:

•
Provided strategic advice to our CEO, COO and other senior management team in the significant expansion of our global operations and commercial portfolio;

•
Provided strategic consultation on key regulatory filings;

•
Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

•
Provided strategic direction to assist in the continued development of our commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey; and

•
Assisted in the identification and progression of several business development opportunities and engaged in several investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
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Director Compensation
Name(1)	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)(2)	Option Awards (US$)(2)	All Other Compensation (US$)	Total (US$)
Timothy Chen(3)	39,082	—	—	—	39,082
Dr. Margaret Dugan	76,878	199,893	349,004	—	625,775
Donald W. Glazer	74,375	199,893	199,967	—	474,235
Michael Goller	76,500	199,893	199,967	—	476,360
Anthony C. Hooper	97,625	199,893	199,967	—	497,485
Ranjeev Krishana	79,000	199,893	199,967	—	478,860
Thomas Malley	93,375	199,893	199,967	—	493,235
Dr. Alessandro Riva	71,152	199,893	349,004	—	620,049
Dr. Corsee Sanders	95,848	199,893	199,967	—	495,708
Jing-Shyh (Sam) Su(4)	6,375	—	—	—	6,375
Dr. Xiaodong Wang(5)	—	—	—	4,249,884	4,249,884
Qingqing Yi	85,386	199,893	199,967	—	485,246

(1)
The total number of ordinary shares subject to options outstanding as of December 31, 2022 for each of the independent directors was: Mr. Chen: 144,924, Dr. Dugan: 57,226, Mr. Glazer: 379,561, Mr. Goller: 379,561, Mr. Hooper: 119,496, Mr. Krishana: 379,561, Mr. Malley: 902,309, Dr. Riva: 57,226, Dr. Sanders: 79,625, Mr. Su: 109,993 and Mr. Yi: 379,561. As of December 31, 2022, the number of ordinary shares subject to outstanding RSUs for each of the independent directors, except Messrs. Glazer and Hooper, was 16,692. The number of ordinary shares subject to outstanding RSUs for each of Messrs. Glazer and Hooper was 24,492.

(2)
Amounts represent the aggregate grant date fair value, including any incremental fair value, of options and RSUs granted to our directors in 2022 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2022. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors.

(3)
Timothy Chen resigned from the Board of Directors effective June 22, 2022 and, as a result, did not receive an annual equity grant.

(4)
Jing-Shyh Su resigned from the Board of Directors effective January 31, 2022 and, as a result, did not receive an annual equity grant.

(5)
Dr. Wang did not receive any compensation as a director. The compensation received by Dr. Wang as a consultant during 2022 consisted of (i) US$100,000 in consulting fees, (ii) US$150,000 as a performance-based cash bonus for 2022 paid in 2023, (iii) an option to purchase 471,913 ordinary shares with a grant date fair value of US$2,999,951, and (iv) an award of RSUs for 83,499 ordinary shares with a grant date fair value of US$999,933. As of December 31, 2022, the total number of ordinary shares subject to options held by Dr. Wang was 10,219,963 and subject to unvested RSUs held by Dr. Wang was 112,749 shares. See “Certain Relationships and Related-Party Transactions” for additional information.

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DISCLOSURE OF INTERESTS
Directors and Chief Executive
As of April 21, 2023 (the “Latest Practicable Date”), the following directors and the chief executive of the Company were interested, or were deemed or taken to be interested in the following short positions in the ordinary shares, underlying ordinary shares and debentures of the Company or any of its associated corporations (within the meaning of Part XV of the SFO) which were required to (a) be notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; or (b) pursuant to section 352 of the SFO, to be entered in the register referred to therein; or (c) pursuant to the Model Code for Securities Transactions by directors or any other insider dealing policies adopted by the Company (“Model Code”) to be notified to the Company and the HKEx. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Director	Nature of interest	Number of ordinary shares	Approximate percentage of holding(1)
John V. Oyler	Beneficial owner	25,115,653(2)	1.84%
	Settlor of a trust / Beneficiary of a trust	9,545,000(3)	0.70%
	Settlor of a trust / Interest of a minor child	102,188(4)	0.01%
	Settlor of a trust / Beneficiary of a trust	7,727,927(5)	0.57%
	Settlor of a trust / Beneficiary of a trust	28,984,115(6)	2.13%
	Settlor of a trust	510,941(7)	0.04%
	Interest of a minor child	481,533(8)	0.04%
	Other	1,456,052(9)	0.11%
Dr. Xiaodong Wang	Beneficial owner	14,785,828(10)	1.09%
	Interest of a minor child	172,372(11)	0.01%
	Interest in controlled corporation	4,058,998(12)	0.30%
	Other	1,127,542(13)	0.08%
	Interest of spouse	50(14)	0.000004%
Dr. Margaret Dugan	Beneficial owner	73,918(15)	0.005%
Donald W. Glazer	Beneficial owner	3,150,782(16)	0.23%
Michael Goller	Person having a security interest in shares	413,335(17)	0.03%
Anthony C. Hooper	Beneficial owner	143,988(18)	0.01%
Ranjeev Krishana	Person having a security interest in shares	413,335(19)	0.03%
Thomas Malley	Beneficial owner	1,326,083(20)	0.10%
Dr. Alessandro Riva	Beneficial owner	73,918(21)	0.005%
Dr. Corazon (Corsee) D. Sanders	Beneficial owner	104,117(22)	0.008%
Qingqing Yi	Beneficial owner	396,253(23)	0.03%
Notes:
(1)
The calculation is based on the total number of 1,362,652,101 ordinary shares in issue as of Latest Practicable Date, which included ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(2)
Includes (i) 1,172,205 ordinary shares held by Mr. Oyler, (ii) Mr. Oyler’s entitlement to receive up to 23,499,740 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (3) Mr. Oyler’s entitlement to restricted share units equivalent to 443,708 ordinary shares, subject to vesting conditions.

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(3)
These ordinary shares are held in a Roth IRA PENSCO trust account for the benefit of Mr. Oyler.

(4)
These ordinary shares are held by The John Oyler Legacy Trust for the benefit of Mr. Oyler’s minor child, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(5)
These ordinary shares are held by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(6)
These ordinary shares are held by Oyler Investment LLC, the interest of which is 99% owned by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(7)
These ordinary shares are held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler ‘s father is a trustee and Mr. Oyler is the settlor.

(8)
These ordinary shares are held by a trust, the beneficiaries of which include Mr. Oyler’s minor child and others, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

(9)
These ordinary shares are held by a private foundation of which Mr. Oyler and the other(s) serve as directors, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

(10)
Includes (i) 4,453,102 ordinary shares held by Dr. Wang, (ii) Dr. Wang’s entitlement to receive up to 10,219,971 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Dr. Wang’s entitlement to restricted share units equivalent to 112,755 ordinary shares, subject to vesting conditions.

(11)
These ordinary shares are held in a Uniform Transfers to Minors Act account for Dr. Wang’s minor child, in which Dr. Wang is deemed to be interested for the purposes of the SFO.

(12)
These ordinary shares are held by Wang Investment LLC, the interest of which is 99% owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee and Dr. Wang is the Settlor.

(13)
These Ordinary shares are held by a family trust which Dr. Wang’s family members are beneficiaries, in which Dr. Wang is deemed to be interested for the purpose of the SFO.

(14)
These ordinary shares are held by Dr. Wang’s spouse, in which Dr. Wang is deemed to be interested for the purposes of the SFO.

(15)
Includes (i) Dr. Dugan’s entitlement to receive up to 57,226 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options; and (ii) Dr. Dugan’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(16)
Includes (i) 2,746,729 ordinary shares held by Mr. Glazer; (ii) Mr. Glazer’s entitlement to receive up to 379,561 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Glazer’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(17)
Includes (i) 17,082 ordinary shares held by Mr. Goller; (ii) Mr. Goller’s entitlement to receive up to 379,561 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Goller’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(18)
Includes (i) Mr. Hooper’s entitlement to receive up to 119,496 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (ii) Mr. Hooper’s entitlement to restricted share units equivalent to 24,492 ordinary shares, subject to vesting conditions.

(19)
Includes (i) 17,082 ordinary shares held by Mr. Krishana; (ii) Mr. Krishana’s entitlement to receive up to 379,561 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Krishana’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(20)
Includes (i) 407,082 ordinary shares held by Mr. Malley; (ii) Mr. Malley’s entitlement to receive up to 902,309 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (iii) Mr. Malley’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(21)
Includes (i) Dr. Riva’s entitlement to receive up to 57,226 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (ii) Dr. Riva’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(22)
Includes (i) 7,800 ordinary shares held by Dr. Sanders; (ii) Dr. Sanders’ entitlement to receive up to 79,625 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options and (iii) Dr. Sanders’ entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

(23)
Includes (i) Mr. Yi’s entitlement to receive up to 379,561 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (ii) Mr. Yi’s entitlement to restricted share units equivalent to 16,692 ordinary shares, subject to vesting conditions.

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Except as disclosed above, as of the Latest Practicable Date, none of the directors and the chief executive of the Company had any interests or short positions in any ordinary shares, underlying ordinary shares and debentures of the Company or any of its associated corporations (within the meaning of Part XV of the SFO) which were required (a) to be notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; or (b) pursuant to section 352 of the SFO, to be entered in the register referred to therein; or (c) pursuant to the Model Code to be notified to the Company and the HKEx.
Substantial Shareholders
As of the Latest Practicable Date, so far as the directors are aware, the following persons (other than the directors or chief executive of the Company) have an interest or short position in the shares or underlying shares which are required to be disclosed to the Company and the HKEx under the provisions of Divisions 2 and 3 of Part XV of the SFO, as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of interest	Number of ordinary shares / underlying shares	Approximate percentage of holding(1)
Amgen Inc.	Beneficial owner	246,269,426	18.07%
Julian C. Baker(2)	Beneficial owner / Interest in controlled corporations / Person having a security interest in shares	152,875,363	11.22%
Felix J. Baker(2)	Beneficial owner / Interest in controlled corporations / Person having a security interest in shares	152,875,363	11.22%
Baker Bros. Advisors (GP) LLC(2)	Investment manager / Other	152,419,703	11.19%
Baker Bros. Advisors LP(2)	Investment manager / Other	152,419,703	11.19%
Baker Brothers Life Sciences Capital, L.P.(2)	Interest in controlled corporations / Other	139,823,423	10.26%
HHLR Advisors, Ltd.(3)	Investment manager	133,587,655	9.80%
HHLR Fund, L.P.(3)	Beneficial owner	129,433,059	9.50%
The Capital Group Companies, Inc.(4)	Interest in controlled corporations	111,444,529	8.18%
JPMorgan Chase & Co.(5)	Interest in controlled corporations	14,075,766	1.03%
		12,397,428(S)	0.91%
	Investment manager	775,278	0.06%
	Person having a security interest in shares	379,380	0.03%
	Trustee	6,487	0.0005%
	Approved lending agent	85,157,880	6.25%
Unless otherwise specified, the above shares are long position. (S) denotes short position.
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Notes:
(1)
The calculation is based on the total number of 1,362,652,101 ordinary shares in issue as of the Latest Practicable Date, which included ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(2)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors (GP) LLC is the general partner of Baker Bros. Advisors LP (“BBA”). BBA is the manager for securities held by 667, L.P. and Baker Brothers Life Sciences, L.P. Also, Baker Brothers Life Sciences Capital, L.P. is the general partner of Baker Brothers Life Sciences, L.P. (the “Funds”). Unlisted derivatives include stock options and restricted stock received as compensation by two BBA employees (Michael Goller and Ranjeev Krishana) for their service on the Board of Directors of BeiGene, Ltd. and are controlled by BBA, with the Funds entitled to the pecuniary interest.

According to the corporate substantial shareholder notice for the date of relevant event of December 15, 2021 submitted by Baker Brothers Life Sciences Capital, L.P. to HKEx on December 15, 2021, 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P. directly. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and BBA are deemed to be interested in the 11,152,058 ordinary shares held by 667, L.P. and the 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest. In addition, for the purposes of the SFO, Baker Brothers Life Sciences Capital, L.P. is deemed to be interested in the 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest.
Outside the Funds, each of Julian C. Baker and Felix J. Baker further interests in (in the form of ADSs) 270,868 Shares personally and 151,004 ordinary shares through FBB3 LLC, a controlled corporation.
(3)
(i) 133,587,655 ordinary shares are held by HHLR Fund, L.P. (formerly known as Gaoling Fund, L.P.) and YHG Investment, L.P.; and (ii) 13,447,603 ordinary shares are held by Hillhouse BGN Holdings Limited. HHLR Advisors, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of Gaoling Fund, L.P. Hillhouse Capital Management, Ltd. is the sole management company of Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, HHLR Advisors, Ltd. is deemed to be interested in the 133,587,655 ordinary shares held by HHLR Fund, L.P. and YHG Investment, L.P. and Hillhouse Capital Management, Ltd. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited.

(4)
(i) 13,113,091 ordinary shares are held by Capital International, Inc.; (ii) 891,288 ordinary shares held by Capital International Limited; (iii) 1,865,765 ordinary shares are held by Capital International Sarl; and (iv) 92,083,213 ordinary shares are held by Capital Research and Management Company; and (v) 3,252,990 ordinary shares are held by Capital Group Private Client Services, Inc. Capital Group International, Inc. is wholly owned by Capital Research and Management Company. Capital International, Inc., Capital International Limited, Capital International Sarl and Capital Group Private Client Services, Inc. are wholly owned by Capital Group International, Inc. Capital Bank and Trust Company is wholly owned by The Capital Group Companies, Inc. For the purposes of the SFO, Capital Research and Management Company and Capital Group International, Inc. are deemed to be interested in the 19,123,134 ordinary shares held by Capital International, Inc., Capital International Limited, Capital International Sarl, and Capital Group Private Client Services, Inc. Capital Research and Management Company is wholly owned by The Capital Group Companies Inc. For the purposes of the SFO, The Capital Group Companies Inc. is deemed to be interested in the 92,083,213 ordinary shares held by Capital Research and Management Company directly and indirectly.

(5)
According to the shareholding disclosures notice regarding the relevant event dated April 18, 2023 submitted by JPMorgan Chase & Co. to HKEX, an aggregated 100,394,791 ordinary shares (long position), 12,397,428 ordinary shares (short position) and 85,157,880 ordinary shares (lending pool) of the Company are held by JPMorgan Chase & Co. indirectly through its certain subsidiaries. Among them, 1,428,802 shares (long position) and 282,845 (short position) are cash settled unlisted derivatives.

Except as disclosed above, according to the register kept by the Company under Section 336 of the SFO, there was no other person who had a substantial interest or short position in the ordinary shares or underlying ordinary shares as of the Latest Practicable Date.
DIRECTORS’ SERVICE CONTRACTS
Mr. John V. Oyler and the Company and certain of our subsidiaries entered into employment agreements on April 25, 2017, pursuant to which Mr. Oyler serves as our Chief Executive Officer. Mr. Oyler currently receives a base salary of US$871,000, which is subject to review and adjustment in accordance with the Company’s policy. Mr. Oyler’s base salary is allocated between the Company and certain of our subsidiaries. Mr. Oyler is eligible for an annual cash merit bonus, with a current target level of 100% of his base salary, based on performance as recommended by the Compensation Committee and determined by the Board of Directors. Mr. Oyler’s employment agreements also provide for certain transportation and international travel benefits and tax preparation and equalization payments. His employment agreements have an initial three-year term and automatically renew for additional one-year terms unless either party provides written notice of nonrenewal. Mr. Oyler’s employment can be terminated by the Company at any time. Mr. Oyler may resign upon 60 days advance notice; so long as his resignation is not due to his employment with a competing business, he may receive payment in lieu of notice. Upon termination of Mr. Oyler’s employment for any reason, we will pay (i) accrued but unpaid base salary during the final payroll period of employment; (ii) unpaid vacation time; (iii) unpaid annual bonus from the previous calendar year; and (iv) any business expenses incurred, documented and substantiated but not yet reimbursed
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Hong Kong Regulatory Information
(collectively, the “Final Compensation”). If Mr. Oyler’s employment is terminated by us other than for “cause” (as defined in his employment agreements) or if Mr. Oyler terminates his employment for “good reason” (as defined in his employment agreements), Mr. Oyler is entitled to (i) the Final Compensation, (ii) a lump sum equal to the base salary divided by 12, then multiplied by the Severance Period (as defined below), (iii) the post-termination bonus calculated based on the target bonus for the year and the number of days passed through the date of termination, (iv) a US$20,000 one-time bonus and (v) acceleration by 20 months of the vesting of his initial equity award in 2015 and all of his awards granted commencing in 2017, when he signed his employment agreement (the “accelerated awards”). The “Severance Period” is 20 months; provided that if Mr. Oyler’s employment terminates during the 12-month period following a “change in control” (as defined in his employment agreements), then the Severance Period will be 24 months. His employment agreement provides that unvested portion of his accelerated awards will immediately vest upon a “change in control.” Mr. Oyler’s employment agreements also prohibit Mr. Oyler from engaging in certain competitive and solicitation activities during his employment and for 18 months after the termination of his employment.
Except as disclosed above, as of the Latest Practicable Date, none of the directors had entered, or was proposing to enter, into any service contract with the Company which is not terminable within one year without payment of compensation other than statutory compensation.
COMPETING INTERESTS
As of the Latest Practicable Date, none of the directors or their respective close associates is or was interested in any business apart from the Company’s business that competes or competed or is or was likely to compete, either directly or indirectly, with the Company’s business.
From time to time our independent non-executive directors may serve on the boards of both private and public companies within the broader healthcare and biotechnology industries, including companies whose products may directly or indirectly compete with ours. However, as these independent non-executive directors are neither our controlling shareholders nor members of our executive management team, we do not believe that their interests in such companies as directors would render us incapable of carrying on our business independently from the other companies in which they may hold directorships from time to time.
DIRECTORS’ INTERESTS IN CONTRACTS OR ARRANGEMENTS
Except as disclosed in the sections headed “Directors’ Service Contracts”, “Connected Transaction”, “Related Party Transaction” and Note 28 to the consolidated financial statements contained in the Company’s 2022 Annual Report filed with the HKEx, as of the Latest Practicable Date, there is no contract or arrangement subsisting in which any of the directors is materially interested and which is significant in relation to the business of the Company.
DIRECTORS’ INTERESTS IN ASSETS
None of the directors had any direct or indirect interest in any assets which had been acquired or disposed of or leased to the Company or proposed to be so acquired, disposed of or leased since December 31, 2022, being the date to which the latest published audited accounts of the Company were made, and up through the Latest Practicable Date.
EXPERT AND CONSENT
The following is the qualification of the expert who has given opinions or advice which are contained in this Proxy Statement.
Name	Qualification
Anglo Chinese Corporate Finance, Limited	A corporation licensed to conduct Type 1 (dealing in securities), Type 4 (advising on securities), Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the SFO
158 :: BeiGene 2023 Proxy Statement

Hong Kong Regulatory Information
Anglo Chinese Corporate Finance, Limited has given and has not withdrawn its written consent to the issue of this Proxy Statement with the inclusion herein of its letter and report (as the case may be) and references to its name, in the form and context in which it appears.
As of the Latest Practicable Date. Anglo Chinese Corporate Finance, Limited:
(a)
did not have any shareholding in the Company or its subsidiaries or any right (whether legally enforceable or not) to subscribe for or to nominate persons to subscribe for any ordinary shares, convertible securities, warrants, options or derivatives which carry voting rights in the Company or its subsidiaries; or

(b)
did not have any interest, either directly or indirectly, in any assets which have been, since the date to which the latest published audited financial statements of the Company were made (i.e. December 31, 2022), acquired or disposed of by or leased to or are proposed to be acquired or disposed of by or leased to the Company.

MATERIAL ADVERSE CHANGE
As of the Latest Practicable Date, the directors were not aware of any circumstances or events that may give rise to a material adverse change in the financial or trading position of the Company since December 31, 2022, being the date of which the latest audited financial statements of the Company were made.
DOCUMENTS AVAILABLE ON DISPLAY
Copies of the below documents will be available on display for at least 14 days from the date of this Proxy Statement on the HKEx’s website (www.hkexnews.hk) and on the Company’s website (www.beigene.com):
(a)
the Seventh Amended and Restated Memorandum and Articles of Association;

(b)
the letters from the Independent Board Committees set out on pages 51 to 60 of this Proxy Statement;

(c)
a letter of advice from the Independent Financial Adviser, the text of which is set out on pages 61 to 87 of this Proxy Statement; and

(d)
the written consent from Anglo Chinese Corporate Finance, Limited referred to in paragraph 6 of this section of this Proxy Statement.

MISCELLANEOUS
In the event of inconsistency, the English text of this Proxy Statement and the accompanying form of proxy shall prevail over their respective Chinese text.
BeiGene 2023 Proxy Statement :: 159

Forward-looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements in the shareholder letter. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene’s ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene’s ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene’s ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene’s reliance on third parties to conduct drug development, manufacturing, and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates and achieve and maintain profitability; BeiGene’s ability to transform the biotech industry, expectation for future growth and ability to bring affordable therapies to more patients around the world; and the impact of the COVID-19 pandemic on BeiGene’s clinical development, regulatory, commercial, manufacturing, and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in BeiGene’s subsequent filings with the SEC, HKEx and SSE. All information in this Proxy Statement is as of the date of this Proxy Statement, and BeiGene undertakes no duty to update such information unless required by law.

Delivery of Proxy Materials
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and/or our Annual Report prepared according to the HK Listing Rules (the “HK Annual Report”), including audited consolidated financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K and our HK Annual Report for the fiscal year ended December 31, 2022 are available from the Company without charge upon written request of a shareholder. Exhibits to our Annual Report on Form 10-K will be provided upon written request and payment of an appropriate processing fee. Copies of our Annual Report on Form 10-K and this Proxy Statement are also available online through the SEC at www.sec.gov, the HKEx at www.hkexnews.hk, the SSE at www.sse.com.cn and on our website at www.beigene.com under “Investors — Nasdaq Investors — Filings & Financials — Financial Document Library.” Copies of our HK Annual Report are also available online through the HKEx at www.hkexnews.hk and on our website at www.beigene.com under “Investors — HKEX Investors — Filings & Financials — Financial Reports.” Copies of our SSE Annual Report are also available online through the SSE at www.sse.com.cn and on our website at www.beigene.com under “Investors — SSE Investors — Filings & Financials — Financial Reports.” The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, by delivering a single set of proxy materials to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold ordinary shares as a record shareholder and prefer to receive separate copies of proxy materials either now or in the future, please contact the Company’s investor relations department at BeiGene, Ltd., c/o BeiGene USA, Inc., 55 Cambridge Parkway, Suite 700W, Cambridge, MA 02142, +1 857-302-5189. If you hold ordinary shares in the form of ADSs through the Depositary or hold ordinary shares through a brokerage firm or bank and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.
160 :: BeiGene 2023 Proxy Statement

Appendix A
SUMMARY OF PROPOSED AMENDMENTS TO EXISTING ARTICLES
Article No.	Articles of the Existing Articles	Article No.	Proposed Amendments to the Existing Articles
—	—		Hong Kong Listing Rules, means the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong.
43	The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the Designated Stock Exchange Rules, be suspended and the Register of Members closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the Register of Members closed for more than 30 days in any year.	43
43.   The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the Designated Stock Exchange Rules, be suspended and the Register of Members closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the Register of Members closed for more than 30 days in any year. Any branch register of Members maintained in Hong Kong shall during normal business hours (subject to such reasonable restrictions as the Directors may impose) be open to inspection by a Member on payment of a fee of such amount not exceeding the maximum amount as may from time to time be permitted under the Hong Kong Listing Rules as the Directors may determine for each inspection, provided that the Company may close such register in terms equivalent to section 632 of the Companies Ordinance (Cap. 622) of Hong Kong.

59	The Company may in each year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors.	59	~~The~~To the extent required by the Designated Stock Exchange Rules as applicable from time to time, the Company ~~may in each year~~ shall hold a general meeting for each financial year as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors.
BeiGene 2023 Proxy Statement :: A-1

Appendix A
Article No.	Articles of the Existing Articles	Article No.	Proposed Amendments to the Existing Articles
81	Subject to any rights and restrictions then applicable to any Class or Classes of Shares, on a poll every holder of Shares, present in person or by proxy and entitled to vote on a matter, shall be entitled to one vote on that matter in respect of each Share held by him.	81	Subject to any rights and restrictions then applicable to any Class or Classes of Shares, on a poll every holder of Shares, present in person or by proxy and entitled to vote on a matter, shall be entitled to one vote on that matter in respect of each Share held by him. Subject to any rights and restrictions then applicable to any Class or Classes of Shares, every holder of Shares present shall have the right to speak at any general meeting.
93	No Member shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.	93
No Member shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid. Where any Member is, under the Hong Kong Listing Rules, required to abstain from voting on any particular resolution or is restricted to voting only for or only against any particular resolution, any votes cast by or on behalf of such Member in contravention of such requirement or restriction shall not be counted to the Company’s knowledge.

100	The Board, by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, may at any time and from time to time appoint any person to be a Director to fill a casual vacancy arising from the resignation of a former Director or as an addition to the existing Board, subject to the Company’s compliance with director nomination procedures required under the Designated Stock Exchange Rules as long as Shares or ADSs are listed on the Designated Stock Exchange, unless the Board resolves to follow any available exceptions or exemptions.	100	The Board, by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, may at any time and from time to time appoint any person to be a Director to fill a casual vacancy arising from the resignation of a former Director or as an addition to the existing Board, subject to the Company’s compliance with director nomination procedures required under the Designated Stock Exchange Rules as long as Shares or ADSs are listed on the Designated Stock Exchange, unless the Board resolves to follow any available exceptions or exemptions. To the extent required by applicable Hong Kong Listing Rules, any Director so appointed shall hold office only until the next following annual general meeting of the Company and shall then be eligible for re-election at that meeting.
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Appendix A
Article No.	Articles of the Existing Articles	Article No.	Proposed Amendments to the Existing Articles
106	Payment to any Director or past Director of any sum by way of compensation for loss of office or as consideration for or in connection with his retirement from office (not being a payment to which the Director is contractually entitled) must first be approved by the shareholders as an Ordinary Resolution at a general meeting of the Company.	106	Payment to any Director or past Director of any sum by way of compensation for loss of office or as consideration for or in connection with his retirement from office (not being a payment to which the Director is contractually entitled) must first be approved by the ~~shareholders~~Members as an Ordinary Resolution at a general meeting of the Company.
151	The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as authorised by the Directors or by Ordinary Resolution.	151	The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as authorised by these Articles, the Directors or by Ordinary Resolution.
153	The Directors may appoint an Auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.	153	~~The Directors may~~ To the extent required by applicable Hong Kong Listing Rules, the Members shall, at every annual general meeting, appoint ~~an Auditor~~, by Ordinary Resolution, an auditor or auditors of the Company who shall ~~hold office~~serve as such until ~~removed from office by a resolution of the Directors and may fix his or their remuneration~~the next annual general meeting. The removal of an auditor prior to the next annual meeting shall require the approval of an Ordinary Resolution. The remuneration of the auditors shall be fixed by Ordinary Resolution at the annual general meeting at which they are appointed; provided that in respect of any particular year the Members may, by Ordinary Resolution, delegate the fixing of such remuneration to the Board at the annual general meeting.
BeiGene 2023 Proxy Statement :: A-3

Appendix A
THE COMPANIES ACT (AS AMENDED) OF THE
CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
~~SIXTH~~SEVENTH AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
BEIGENE, LTD.
(Adopted by special resolution passed on ~~June 16, 2021~~[•] ~~with effect from the listing of RMB shares of the Company on the STAR market of Shanghai Stock Exchange on December 15, 2021~~)
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Appendix A
THE COMPANIES ACT (AS AMENDED) OF THE
CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
~~SIXTH~~SEVENTH AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
BEIGENE, LTD.
(Adopted by special resolution passed on ~~June 16, 2021~~[•] ~~with effect from the listing of RMB shares of the Company on the STAR market of Shanghai Stock Exchange on December 15, 2021~~)
1
The English name of the Company is BeiGene, Ltd. and the Chinese name of the Company is 百济神州有限公司.

2
The Registered Office of the Company shall be at the offices of Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, PO Box 1348, Grand Cayman, KY1-1108, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4
The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by the Law.

5
The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6
The liability of each Member is limited to the amount, if any, unpaid on such Member’s shares.

7
The authorised share capital of the Company is US$1,000,000 divided into (i) 9,500,000,000 ordinary shares of a par value of US$0.0001 each and (ii) 500,000,000 shares of a par value of US$0.0001 each of such a class or classes (howsoever designated) as the Board of Directors may determine in accordance with Article 9 and 10 of the Articles of Association provided always that subject to the Law and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8
The Company has the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

9
Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

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Appendix A
THE COMPANIES ACT (AS AMENDED) OF
THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
~~SIXTH~~SEVENTH AMENDED AND RESTATED
ARTICLES OF ASSOCIATION OF
BEIGENE, LTD.
(Adopted by special resolution passed on ~~June 16, 2021~~[•] ~~with effect from the listing of RMB shares of the Company on the STAR market of Shanghai Stock Exchange on December 15, 2021~~)
INTERPRETATION
1.
In these Articles, Table A in the First Schedule to the Law does not apply and, unless there is something in the subject or context inconsistent therewith:

ADS	means an American Depositary Share representing the Ordinary Shares.
Articles	means these articles of association of the Company as amended or amended and restated from time to time.
Auditor	means the person for the time being performing the duties of auditor of the Company (if any).
Board or Board of Directors or Directors	means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.
Cayman Islands	means the Cayman Islands, a British Overseas Territory.
Chairman	means the chairman of the Board.
Class or Classes	means any class or classes of Shares as may from time to time be issued by the Company.
Class I	means the group of Directors that serves until the first annual general meeting following the Effectiveness Date and for each successive three year term thereafter.
Class II	means the group of Directors that serves until the second annual general meeting following the Effectiveness Date and for each successive three year term thereafter.
Class III	means the group of Directors that serves until the third annual general meeting following the Effectiveness Date and for each successive three year term thereafter.
Commission	means the United States of America Securities and Exchange Commission or any other federal agency for the time being administering the Securities Act.
Company	means the above named company.
Company’s Website	means the main corporate and investor relations website of the Company, the address or domain name of which has been notified to Members.
Designated Stock Exchanges	means the NASDAQ Stock Market LLC in the United States for so long as the Company’s Shares or ADSs are there listed, the Stock Exchange of Hong Kong Limited for so long as the Company’s Shares are there listed, the Shanghai Stock Exchange for so long as the Company’s Shares are there listed and any other stock exchange on which the Company’s Shares or ADSs are listed for trading.
Designated Stock Exchange Rules	means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares or ADSs on the Designated Stock Exchanges.
Directors	means the directors for the time being of the Company.
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Appendix A
Effectiveness Date	means February 8, 2016.
Electronic Record	has the same meaning as in the Electronic Transactions Act.
electronic communication	means electronic posting to the Company’s Website, transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved upon by vote of the Board of Directors.
Electronic Transactions Act	means the Electronic Transactions Act of the Cayman Islands, as amended from time to time.
Hong Kong Listing Rules	means the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong.
Indemnified Person	means every Director (including any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant secretary, or other officer for the time being and from time to time of the Company (but not including the Company’s Auditors) and the personal representatives of the same.
Independent Director	means a Director who is an independent director defined in the Designated Stock Exchange Rules as determined by the Board of Directors.
Interested Director	means a Director who has a direct or indirect interest in any contract, business or arrangement in which the Company or its affiliates is a party or becomes a party to.
Law	means the Companies Act of the Cayman Islands as amended from time to time.
Mainland China	means the mainland of the People’s Republic of China, for the purpose of these Articles, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and the Taiwan Region.
Member	has the same meaning as in the Law.
Memorandum	means the memorandum of association of the Company, as amended or amended and restated from time to time.
month	means calendar month.
Operational Currency	in relation to each Class, such currency as the Directors may determine in accordance with these Articles;
Ordinary Resolution	means a resolution:

(a)
passed by a simple majority of the votes cast by Members who, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company, and in computing a majority, regard shall be had to the number of votes to which each Member is entitled; or

(b)
approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

Ordinary Share	means an ordinary share of US$0.0001 par value each, in the capital of the Company having the rights, benefits and privileges set out in these Articles.
paid up	means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up.
Person	means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires.
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Appendix A
Register of Members	means the register of Members maintained in accordance with the Law and includes (except where otherwise stated) any duplicate register of Members.
Registered Office	means the registered office for the time being of the Company.
RMB	means Renminbi, the lawful currency of the People’s Republic of China.
Seal	means the common seal of the Company (if adopted) and includes every duplicate seal.
Secretary	means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.
Securities Act	means the United States Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
Share	means a share in the Company and includes a fraction of a share in the Company.
Share Premium Account	means the share premium account established in accordance with these Articles and the Law.
signed	means bearing a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication.
Special Resolution
means a special resolution of the Company passed in accordance with the Law, being a resolution:
(a)
passed by a majority of at least two-thirds of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given, regard being had in computing a majority to the number of votes to which each Member is entitled; or

(b)
approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the Special Resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

Treasury Share	means a Share held in the name of the Company as a treasury share in accordance with the Law.
United States	means the United States of America, its territories, its possessions and all areas subject to its jurisdiction.
year	means calendar year.

2.
In these Articles:

(a)
words importing the singular number include the plural number and vice versa;

(b)
words importing the masculine gender include the feminine gender;

(c)
words importing persons include any individual, corporation, partnership, trust, limited liability company, association or any other entity;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)
“shall” shall be construed as imperative and “may” shall be construed as permissive;

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Appendix A
(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
the term “and/or” is used herein to mean both “and” as well as “or”. The use of  “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)
headings are inserted for reference only and shall be ignored in construing these Articles;

(j)
sections 8 and 19 of the Electronic Transactions Act shall not apply;

(k)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(l)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

3.
Subject to the two preceding Articles, any words defined in the Law shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY
4.
The business of the Company may be conducted as the Directors see fit.

5.
The Registered Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.
The expenses incurred by the Company in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.
The Directors shall keep, or cause to be kept, the Register of Members at such place as the Directors may from time to time determine and, in the absence of any such determination, the Register of Members shall be kept at the Registered Office; provided that during such times as the Shares are listed on a Designated Stock Exchange the Register of Members shall be kept in accordance with such Designated Stock Exchange Rules as may be applicable from time to time.

SHARES
8.
Subject to the provisions of the Memorandum and these Articles, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Law and these Articles) vary such rights. For the avoidance of doubt, the Directors may in their absolute discretion and without approval of the existing Members, issue Shares, grant rights over existing Shares or issue other securities in one or more Classes as they deem necessary and appropriate and determine designations, powers, preferences, privileges, the Operational Currency of each Class (if applicable) and other rights, including dividend rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers and rights associated with the Shares held by existing Members, at such times and on such other terms as they think proper.

BeiGene 2023 Proxy Statement :: A-9

Appendix A
9.
The Directors may provide, out of the unissued Shares (other than unissued Ordinary Shares), for Classes of preferred shares in their absolute discretion and without approval of the existing Members. Before any preferred shares of any such Class are issued, the Directors shall fix, by resolution or resolutions, the following provisions of such Class:

(a)
the designation of such Class and the number of preferred shares to constitute such Class;

(b)
whether the shares of such Class shall have voting rights, in addition to any voting rights provided by Law, and, if so, the terms of such voting rights, which may be general or limited;

(c)
the dividends, if any, payable on such Class, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any Shares of any other Class or any other Class of preferred shares;

(d)
whether the preferred shares of such Class shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)
the amount or amounts payable upon preferred shares of such Class upon, and the rights of the holders of such Class in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f)
whether the preferred shares of such Class shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such Class for retirement or other corporate purposes and the terms and provisions relative to the operation of the retirement or sinking fund;

(g)
whether the preferred shares of such Class shall be convertible into, or exchangeable for, shares of any other Class of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)
the limitations and restrictions, if any, to be effective while any preferred shares of such Class are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing Shares or any other Class of Shares or any other Class of preferred shares;

(i)
the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional Shares, including additional shares of such Class or of any other Class of Shares or any other Class of preferred shares; and

(j)
any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, of such Class or of any other Class of Shares or any other Class of preferred shares.

10.
The powers, preferences and relative, participating, optional and other special rights of each Class of preferred shares, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other Classes at any time outstanding. All Shares of any one Class of preferred shares shall be identical in all respects with all other Shares of such Class, except that Shares of any one Class issued at different times may differ as to the dates from which dividends on Shares of that Class shall be cumulative.

11.
The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgment of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

12.
The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

13.
The Company shall not issue Shares to bearer.

14.
The Directors may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company.

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Appendix A
MODIFICATION OF RIGHTS
15.
Whenever the capital of the Company is divided into different Classes the rights attached to any such Class may, subject to any rights or restrictions then applicable to any Class, only be materially adversely varied or abrogated with the consent in writing of the holders of two-thirds of the issued Shares of that Class or with the sanction of a Special Resolution passed at a separate meeting of the holders of the Shares of that Class. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy two-thirds of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Members who are present shall form a quorum) and that, subject to any rights or restrictions then applicable to the Shares of that Class, every Member of the Class shall have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

16.
The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions then applicable to the Shares of that Class, be deemed to be materially adversely varied or abrogated by, among other things, the creation, allotment or issue of further Shares ranking equally with or in priority or subsequent to such existing Class or the redemption or purchase of any Shares of any Class by the Company. The rights of the holders of Shares shall not be deemed to be materially adversely varied or abrogated by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

CERTIFICATES
17.
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and subject to these Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

18.
Every share certificate of the Company shall bear legends to the extent required under the applicable laws, including the Securities Act.

19.
Any two or more certificates representing Shares of any one Class held by any Member may at the Member’s request be cancelled and a single new certificate for such Shares issued in lieu of payment (if the Directors shall so require) of US$1.00 or such smaller sum as the Directors shall determine.

20.
If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Member upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

21.
In the event that Shares are held jointly by several Persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES
22.
The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Member such fractions shall be accumulated.

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Appendix A
LIEN
23.
The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share registered in the name of a Person indebted or under liability to the Company (whether he is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or his estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it.

24.
The Company may sell, in such manner as the Directors in their absolute discretion think fit, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of 14 days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

25.
For giving effect to any such sale the Directors may authorise some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

CALLS ON SHARES
26.
Subject to the terms of the allotment, the Directors may from time to time make calls upon the Members in respect of any amounts unpaid on their Shares by giving notice to such Members at least 14 days prior to the specified time of payment, and each Member shall pay to the Company at the time or times so specified the amount called on such Shares.

27.
The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

28.
If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of 8% per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

29.
The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

30.
The Directors may make arrangements on the issue of partly paid Shares for a difference between the Members, or the particular Shares, in the amount of calls to be paid and in the times of payment.

31.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding, without the sanction of an Ordinary Resolution, 8% per annum) as may be agreed upon between the Member paying the sum in advance and the Directors.

FORFEITURE OF SHARES
32.
If a Member fails to pay any call or instalment of a call in respect of partly paid Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

33.
The notice shall name a further day (not earlier than the expiration of 14 days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

34.
If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

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Appendix A
35.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

36.
A Person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

37.
A certificate in writing under the hand of a Director of the Company that a Share has been duly forfeited on a date stated in the certificate shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

38.
The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

39.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES
40.
The instrument of transfer of any Share shall be in writing and in any usual or common form or such other form as the Directors may, in their absolute discretion, approve and be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. Notwithstanding the foregoing, transfer of any Shares through electronic transfer as recognized by the Designated Stock Exchanges shall be deemed to satisfy the requirement for form of instrument of transfer hereunder. The transferor shall be deemed to remain a Member until the name of the transferee is entered in the Register of Members in respect of the relevant Shares.

41.
The Directors may in their absolute discretion decline to register any transfer of Shares that are not fully paid up or on which the Company has a lien.

42.
The Directors may also, but are not required to, decline to register any transfer of any Share unless:

(a)
the instrument of transfer is lodged with the Company, accompanied by the certificate (if any) for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(b)
the instrument of transfer is in respect of only one Class of Shares;

(c)
the instrument of transfer is properly stamped, if required;

(d)
in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four;

(e)
the Shares transferred are fully paid and free of any lien in favour of the Company; and

(f)
any applicable fee of such maximum sum as the Designated Stock Exchanges may determine to be payable, or such lesser sum as the Board may from time to time require, related to the transfer is paid to the Company.

43.
The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the Designated Stock Exchange Rules, be suspended and the Register of Members closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine,

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Appendix A
provided always that such registration of transfer shall not be suspended nor the Register of Members closed for more than 30 days in any year. Any branch register of Members maintained in Hong Kong shall during normal business hours (subject to such reasonable restrictions as the Directors may impose) be open to inspection by a Member on payment of a fee of such amount not exceeding the maximum amount as may from time to time be permitted under the Hong Kong Listing Rules as the Directors may determine for each inspection, provided that the Company may close such register in terms equivalent to section 632 of the Companies Ordinance (Cap. 622) of Hong Kong.
44.
All instruments of transfer that are registered shall be retained by the Company. If the Directors refuse to register a transfer of any Shares, they shall within three months after the date on which the instrument of transfer was lodged with the Company send to each of the transferor and the transferee notice of the refusal.

TRANSMISSION OF SHARES
45.
The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only Person recognised by the Company as having any title to the Share.

46.
Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Member shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Member in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

47.
A Person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Member, except that he shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company, provided, however, that the Directors may at any time give notice requiring any such Person to elect either to be registered himself or to transfer the Share, and if the notice is not complied with within 90 days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

REGISTRATION OF EMPOWERING INSTRUMENTS
48.
The Company shall be entitled to charge a fee not exceeding one dollar (US$1.00) on the registration of every probate, letters of administration, certificate of death or marriage, power of attorney, or other instrument.

ALTERATION OF SHARE CAPITAL
49.
The Company may by Ordinary Resolution:

(a)
increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)
convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

50.
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of these Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

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Appendix A
51.
Subject to the provisions of the Law and the provisions of these Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

(a)
change its name;

(b)
alter or add to these Articles;

(c)
alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)
reduce its share capital or any capital redemption reserve fund.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES
52.
Subject to the provisions of the Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner and upon such terms as the Board may determine before the issue of such Shares.

53.
Subject to the provisions of the Law, the Company may, by agreement with the relevant Member, repurchase its own Shares (including any redeemable Shares) provided that the manner and terms of such purchase have been approved by the Directors or by Ordinary Resolution (provided further that no repurchase may be made contrary to the terms or manner recommended by the Directors).

54.
The Company may make a payment in respect of the redemption or repurchase of its own Shares in any manner permitted by the Law, including out of capital.

55.
The Directors may accept the surrender for no consideration of any fully paid Share.

TREASURY SHARES
56.
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

57.
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

GENERAL MEETINGS
58.
All general meetings other than annual general meetings shall be called extraordinary general meetings. All general meetings (including any annual general meeting, extraordinary general meeting and any adjourned meeting or postponed meeting) may, as determined by the Board, be held: (a) as a physical meeting at a location (the “principal meeting place”) in any part of the world; (b) as a hybrid meeting at which the Members and/or their proxies attend by (i) physical attendance at the principal meeting place and (ii) means of electronic facilities; or (c) as an electronic meeting at which the Members and/or their proxies attend solely by means of electronic facilities. In these Articles, the term “electronic facilities” includes, without limitation, audio conference systems, electronic platforms accessed through a web browser or mobile application technology, webinars and video conferencing systems, and the term “place” when used with reference to a general meeting, shall mean the principal meeting place and/or the electronic facilities through which persons attend the meeting, as the context requires. Without prejudice to any other power which the Board or the chairman of the meeting may have under these Articles or at common law, the Board or, at any hybrid meeting or electronic meeting, the chairman of the meeting, may make such determinations as they deem or he deems necessary with respect to the conduct of hybrid meetings and electronic meetings, including managing participation by electronic means and failure of electronic facilities.

59.
~~The~~To the extent required by the Designated Stock Exchange Rules as applicable from time to time, the Company ~~may in each year~~shall hold a general meeting for each financial year as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors.

60.
At these meetings the report of the Directors (if any) shall be presented.

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Appendix A
61.
The Board or the Chairman may call general meetings, and they shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

62.
A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition in aggregate not less than one-tenth (1/10) of the voting rights of such of the issued Shares of the Company as at that date of the deposit carries the right of voting at general meetings of the Company.

63.
The requisition must state the objects of the meeting, set forth a form of any resolutions proposed by the requisitionists for consideration at the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

64.
If the Directors do not within 21 days from the date of the deposit of the requisition duly proceed to convene a general meeting to be held within a further 21 days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three months after the expiration of 21 days from the date of the deposit of the requisition.

65.
A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

66.
At a general meeting convened by requisitionists, a person may be appointed or elected to be a Director, or removed (with or without cause) as a Director, and the size of the Board may be increased by an ordinary resolution. For the purposes of this Article 66, an ordinary resolution means a resolution passed by Members who, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and who together hold a simple majority of the issued Shares carrying the right to vote as at the record date of such general meeting.

67.
Notwithstanding any other provision of these Articles, the Members who requisition a meeting may propose only Ordinary Resolutions to be considered and voted upon at such meeting.

68.
Save as set out in these Articles, the Members have no right to propose resolutions to be considered or voted upon at annual general meetings or extraordinary general meetings of the Company.

NOTICE OF GENERAL MEETINGS
69.
At least twenty-one (21) calendar days’ advance notice shall be given for the Company’s annual general meeting and at least fourteen (14) calendar days’ advance notice shall be given for any extraordinary general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting as determined by the Board and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Board, provided that a notice shall be deemed to have been given for a general meeting of the Company, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, if it is so agreed:

(a)
in the case of an annual general meeting by all the Members (or their proxies) entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting by a majority in number of the Members (or their proxies) having a right to attend and vote at the meeting, being a majority together holding not less than 95% in par value of the Shares giving that right.

70.
The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Member shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS
71.
No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. The quorum required for a general meeting of Members at which an Ordinary Resolution has been proposed consists of such Members present in person or by proxy who together hold Shares which carry the right to at least a simple majority of all votes capable of being exercised on a poll. The quorum required for a general meeting at which a Special Resolution

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Appendix A
has been proposed consists of such Members present in person or by proxy who together hold Shares which carry the right to at least two-thirds of all votes capable of being exercised on a poll.
72.
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the meeting shall be dissolved.

73.
If the Directors, in accordance with these Articles, have determined that a specific general meeting of the Company will be a hybrid meeting or an electronic meeting or that all general meetings of the Company will be hybrid meetings or electronic meetings, participation in any such general meeting of the Company may (in the case of a hybrid meeting) or shall (in the case of an electronic meeting) be by means of electronic facilities and such participation shall be deemed to constitute presence in person at the meeting. To the extent required by the Designated Stock Exchange Rules as applicable from time to time, the Company shall facilitate holders of Shares issued by the Company in Mainland China that are subscribed for in RMB and listed on the Shanghai Stock Exchange to attend a general meeting through an online voting platform, and such attendance by such holders shall be deemed to constitute presence in person at the meeting.

74.
The Chairman, if any, of the Board shall preside as chairman at every general meeting of the Company.

75.
If there is no Chairman, or if at any general meeting he is not present within 15 minutes after the time appointed for holding the meeting or is unwilling to act as chairman, any Director or Person nominated by the Directors shall preside as chairman of that meeting, failing which the Members present in person or by proxy shall choose any Person present to be chairman of that meeting.

76.
The chairman may with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for 14 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

77.
The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Members in accordance with these Articles, for any reason or for no reason, upon notice in writing to Members. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

78.
At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll.

79.
A poll shall be taken in such manner and at such place as the chairman may direct (including the use of a ballot, voting papers, tickets or electronic procedure) and the result of a poll shall be deemed to be the resolution of the meeting. The chairman may appoint scrutineers and may adjourn the meeting to some place and time fixed by him for the purpose of declaring the result of the poll.

80.
In the case of an equality of votes on a poll, the chairman of the meeting at which the poll is taken shall not be entitled to a second or casting vote.

VOTES OF MEMBERS
81.
Subject to any rights and restrictions then applicable to any Class or Classes of Shares, on a poll every holder of Shares, present in person or by proxy and entitled to vote on a matter, shall be entitled to one vote on that matter in respect of each Share held by him. Subject to any rights and restrictions then applicable to any Class or Classes of Shares, every holder of Shares present shall have the right to speak at any general meeting.

82.
In the case of joint holders of a Share, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members in respect of the Shares.

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Appendix A
83.
A Member who has appointed special or general attorneys or a Member who is subject to a disability may vote on a poll, by his attorney, committee, receiver, curator bonis or other person in the nature of a committee, receiver, or curator bonis appointed by a court and such attorney, committee, receiver, curator bonis or other person may on a poll vote by proxy; provided that such evidence as the Directors may require of the authority of the person claiming to vote shall have been deposited at the Registered Office not less than forty-eight (48) hours before the time for holding the meeting or adjourned meeting at which such person claims to vote.

84.
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting, whose decision shall be final and conclusive.

85.
On a poll votes may be given either personally or by proxy and a Member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

86.
The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing, or if the appointor is a corporation, either under its common seal or under the hand of an officer or attorney so authorised.

87.
Any person (whether a Member of the Company or not) may be appointed to act as a proxy. A Member may appoint more than one proxy to attend on the same occasion.

88.
The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed, or a notarially certified copy of such power or authority, shall be deposited at the Registered Office, or at such other place as is specified for that purpose in the notice of meeting or in the instrument of proxy issued by the Company, no later than the time appointed for holding the meeting or adjourned meeting; provided that the chairman of the meeting may in his discretion accept an instrument of proxy sent by fax, email or other electronic means.

89.
An instrument of proxy shall be in such common form as the Directors may approve.

90.
The Directors may at the expense of the Company send, by post or otherwise, to the Members instruments of proxy (with or without prepaid postage for their return) for use at any general meeting, either in blank or nominating in the alternative any one or more of the Directors or any other persons. If for the purpose of any meeting invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the expense of the Company, such invitations shall be issued to all (and not to some only) of the Members entitled to be sent a notice of the meeting and to vote thereat by proxy.

91.
A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the death or insanity of the principal or the revocation of the instrument of proxy, or of the authority under which the instrument of proxy was executed; provided that no intimation in writing of such death, insanity, revocation or transfer shall have been received by the Company at the Registered Office before commencement of the meeting or adjourned meeting at which the instrument of proxy is used.

92.
A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him by his representatives or other Person in the nature of a representative or representatives appointed by that court, and any such representative or other Person may vote in respect of such Shares by proxy.

93.
No Member shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid. Where any Member is, under the Hong Kong Listing Rules, required to abstain from voting on any particular resolution or is restricted to voting only for or only against any particular resolution, any votes cast by or on behalf of such Member in contravention of such requirement or restriction shall not be counted to the Company’s knowledge.

94.
The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company.

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Appendix A
95.
A resolution in writing signed by all the Members for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS
96.
Any corporation which is a Member or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member or Director and such corporation shall for the purposes of these Articles be deemed to be present in person at any such meeting if a person so authorised is present thereat.

DEPOSITARY AND CLEARING HOUSES
97.
If a recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such Person or Persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of Members of the Company provided that, if more than one Person is so authorised, the authorisation shall specify the number and Class of Shares in respect of which each such Person is so authorised. A Person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) which he represents as that recognised clearing house (or its nominee(s)) or depositary (or its nominee(s)) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorisation.

DIRECTORS
98.
Unless otherwise determined by the Company in general meeting, the number of Directors shall not be less than three, and there shall be no maximum number of Directors.

99.
The Board shall be divided into three groups designated as Class I, Class II and Class III, with, as nearly equal a number of Directors in each group as possible. Subject to the preceding sentence, the Board shall determine the number of Directors in each group. Directors assigned to Class I shall initially serve until the first annual general meeting following the Effectiveness Date. Directors assigned to Class II shall initially serve until the second annual general meeting following the Effectiveness Date; and Directors assigned to Class III shall initially serve until the third annual general meeting following the Effectiveness Date. Commencing with the first annual general meeting following the Effectiveness Date, Directors elected to succeed those Directors of the group the term of which shall then expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election.

100.
The Board, by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, may at any time and from time to time appoint any person to be a Director to fill a casual vacancy arising from the resignation of a former Director or as an addition to the existing Board, subject to the Company’s compliance with director nomination procedures required under the Designated Stock Exchange Rules as long as Shares or ADSs are listed on the Designated Stock Exchange, unless the Board resolves to follow any available exceptions or exemptions. To the extent required by applicable Hong Kong Listing Rules, any Director so appointed shall hold office only until the next following annual general meeting of the Company and shall then be eligible for re-election at that meeting.

101.
For so long as Shares or ADSs are listed on a Designated Stock Exchange, the Directors shall include at least such number of Independent Directors as the Designated Stock Exchange Rules require as determined by the Board.

102.
The Board shall have a Chairman elected and appointed by a simple majority of the Directors then in office. The period for which the Chairman shall hold office shall also be determined by a simple majority of all of the Directors then in office. The Chairman shall preside as chairman at every meeting of the Board. To the extent the Chairman is not present at a meeting of the Board within 15 minutes after the time appointed for holding the same, the attending Directors may choose one of their number to be the chairman of the meeting.

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Appendix A
103.
Each Director shall hold office until his successor is duly elected or appointed or his earlier resignation or removal notwithstanding any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement).

104.
Directors shall be elected by an Ordinary Resolution of Members at each annual general meeting of the Company to fill the seats of those Directors whose terms expire at such annual general meeting.

105.
Any Director may be removed (with or without cause) by an ordinary resolution. For the purposes of this Article 105, an ordinary resolution means a resolution passed by Members who, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and who together hold a simple majority of the issued Shares carrying the right to vote as at the record date of such general meeting.

106.
Payment to any Director or past Director of any sum by way of compensation for loss of office or as consideration for or in connection with his retirement from office (not being a payment to which the Director is contractually entitled) must first be approved by the ~~shareholders~~Members as an Ordinary Resolution at a general meeting of the Company.

107.
The Board may, from time to time, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company, which shall be intended to set forth the guiding principles and policies of the Company and the Board on various corporate governance related matters as the Board shall determine by resolution from time to time.

108.
A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a Member of the Company shall nevertheless be entitled to attend and speak at general meetings.

109.
The remuneration of the Directors shall be determined by the Board.

ALTERNATE DIRECTORS
110.
Any Director (but not an alternate Director) may by writing appoint any other Director, or any other person willing to act, to be an alternate Director and by writing may remove from office an alternate Director so appointed by him. An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, to sign any written resolution of the Directors, and generally to perform all the functions of his appointor as a Director in his absence. An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director. Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors. Subject to the provisions of these Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

POWERS AND DUTIES OF DIRECTORS
111.
Subject to the Law and these Articles, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company

112.
No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

113.
Subject to these Articles, the Directors may from time to time appoint any Person, whether or not a Director, to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, the office of president, chief executive officer, chief financial officer, one or more other executive officers, vice presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors.

114.
The Board may establish and delegate any of its powers to committees consisting of such member or members of their body as it thinks fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Board.

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Appendix A
115.
The Directors may appoint any Person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

116.
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

117.
The Directors from time to time and at any time may delegate to any such committee or a local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

118.
Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

119.
The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint an Attorney or Authorised Signatory for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

BORROWING POWERS OF DIRECTORS
120.
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL
121.
The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

122.
The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

123.
Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

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Appendix A
DISQUALIFICATION OF DIRECTORS
124.
The office of any Director shall be vacated, if the Director:

(a)
becomes bankrupt or makes any arrangement or composition with his creditors generally;

(b)
dies or is found to be of unsound mind;

(c)
resigns his office by notice in writing to the Company;

(d)
without special leave of absence from the Board, is absent from meetings of the Board for three consecutive meetings and the Board resolves that his office be vacated; or

(e)
is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS
125.
The Directors may meet together (either within or without the Cayman Islands) for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a simple majority of votes. At any meeting of the Directors, each Director present shall be entitled to one vote. In case of an equality of votes the chairman of the meeting shall have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

126.
A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

127.
The quorum necessary for the transaction of the business of the Directors may be fixed by the Board, and unless so fixed at another number, the quorum shall be a simple majority of the Directors then in office. An alternate Director shall, if his appointor is not present, be counted in the quorum. A Director who also acts as an alternate Director shall, if his appointor is not present, count twice towards the quorum.

128.
An Interested Director shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Interested Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the Designated Stock Exchange Rules and disqualification by the chairman of the relevant Board meeting, an Interested Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

129.
Subject to any corporate governance policies adopted by the Board, a Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. Subject to any corporate governance policies adopted by the Board, a Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

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Appendix A
130.
The Directors shall cause minutes to be made for the purpose of recording:

(a)
all appointments of officers made by the Directors;

(b)
the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)
all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

131.
When the Chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings, provided always that a proper notice of the meeting (i) has been given to all Directors or (ii) has been waived or the Directors have consented to holding the meeting, or minutes thereof have been approved, by such Director(s).

132.
A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be, shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors.

133.
The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

134.
The Directors may elect a chairman of their meetings and determine the period for which he is to hold office but if no such chairman is elected, or if at any meeting the chairman is not present within 15 minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

135.
The Board shall designate a chairman of any committee established by Board. If no such is elected, or if at any meeting the chairman is not present within 15 minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

136.
A committee established by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a simple majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

137.
All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

138.
A Director but not an alternate Director may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

PRESUMPTION OF ASSENT
139.
A Director of the Company who is present at a meeting of the Board at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

DIVIDENDS
140.
Subject to any rights and restrictions then applicable to any Shares the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

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Appendix A
141.
Subject to any rights and restrictions then applicable to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

142.
The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may in the absolute discretion of the Directors, either be employed in the business of the Company or be invested in such investments (other than Shares of the Company) as the Directors may from time to time think fit.

143.
Any dividend payable in cash to the holder of Shares may be paid in any manner determined by the Directors. If paid by cheque it shall be sent by mail addressed to the holder at his address in the Register of Members, or addressed to such Person and at such addresses as the holder may direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register of Members in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

144.
The Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the generality of the foregoing, the Directors may fix the value of such specific assets, may determine that cash payment shall be made to some Members in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

145.
Subject to any rights and restrictions then applicable to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares. No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the Share.

146.
If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

147.
No dividend shall bear interest against the Company.

148.
Any dividend unclaimed after a period of six years from the date of declaration of such dividend may be forfeited by the Board and, if so forfeited, shall revert to the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION
149.
The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

150.
The books of account shall be kept at the Registered Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

151.
The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as authorised by these Articles, the Directors or by Ordinary Resolution.

152.
The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.

153.
~~The Directors may~~To the extent required by applicable Hong Kong Listing Rules, the Members shall, at every annual general meeting, appoint ~~an Auditor~~, by Ordinary Resolution, an auditor or auditors of the Company who shall ~~hold office~~serve as such until ~~removed from office by a resolution of the Directors and may fix his or their remuneration~~the next annual general meeting. The removal of an auditor prior to the next annual meeting shall require the approval of an

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Appendix A
Ordinary Resolution. The remuneration of the auditors shall be fixed by Ordinary Resolution at the annual general meeting at which they are appointed; provided that in respect of any particular year the Members may, by Ordinary Resolution, delegate the fixing of such remuneration to the Board at the annual general meeting.
154.
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditors.

155.
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Members.

156.
The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Law and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION
157.
Subject to the Law, the Directors may:

(a)
resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)
appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)
paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)
paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Members (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;
(c)
make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)
authorise a Person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for either:

(i)
the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii)
the payment by the Company on behalf of the Members (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Members; and
(e)
generally do all acts and things required to give effect to the resolution.

SHARE PREMIUM ACCOUNT
158.
The Directors shall in accordance with the Law establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

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Appendix A
159.
There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Law, out of capital.

NOTICES
160.
Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognised courier service, fees prepaid addressed to the Member at his address as appearing in the Register of Members or by electronic means by transmitting it to any electronic number or address or website supplied by the Member to the Company or by placing it on the Company’s Website. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

161.
Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

162.
Any notice or other document, if served by:

(a)
post, shall be deemed to have been served five days after the time when the letter containing the same is posted;

(b)
facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)
recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service;

(d)
electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail; or

(e)
placing it on the Company’s Website, shall be deemed to have been served 12 hours after the notice or document is placed on the Company’s Website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.
163.
Any notice or document delivered or sent by post to or left at the registered address of any Member in accordance with the terms of these Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Member as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

164.
Notice of every general meeting of the Company shall be given to:

(a)
all Members holding Shares with the right to receive notice and who have supplied to the Company an address, facsimile number or e-mail address for the giving of notices to them; and

(b)
every Person entitled to a Share in consequence of the death or bankruptcy of a Member, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

165.
No other Person shall be entitled to receive notices of general meetings.

INFORMATION
166.
No Member shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business

A-26 :: BeiGene 2023 Proxy Statement

Appendix A
of the Company and which in the opinion of the Board would not be in the interests of the Members of the Company to communicate to the public.
167.
The Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its Members including, without limitation, information contained in the Register of Members and transfer books of the Company.

INDEMNITY
168.
Each Indemnified Person shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, wilful default or fraud, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

169.
No Indemnified Person shall be liable:

(a)
for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company;

(b)
for any loss on account of defect of title to any property of the Company;

(c)
on account of the insufficiency of any security in or upon which any money of the Company shall be invested;

(d)
for any loss incurred through any bank, broker or other similar Person;

(e)
for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)
for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s position or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, willful default or fraud.
170.
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

FINANCIAL YEAR
171.
Unless the Directors otherwise prescribe, the financial year of the Company shall end on December 31 in each year and shall begin on January 1 in each year.

NON-RECOGNITION OF TRUSTS
172.
No Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Law requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Member registered in the Register of Members.

BeiGene 2023 Proxy Statement :: A-27

Appendix A
WINDING UP
173.
The Company may be wound up only as follows:

(a)
if the winding up is initiated by the Board, by a Special Resolution; or

(b)
if the Company is unable to pay its debts as they fall due, by an Ordinary Resolution; or

(c)
in any other case, by a Special Resolution, and, for the purposes of any such Special Resolution, the requisite majority shall be 100%.

174.
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the sanction of a Special Resolution of the Company and any other sanction required by the Law, divide among the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability

AMENDMENT OF ARTICLES OF ASSOCIATION
175.
Subject to the Law, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

MERGERS AND CONSOLIDATIONS
176.
The Company shall, with the approval of a Special Resolution, have the power to merge or consolidate with one or more constituent companies (as defined in the Law), upon such terms as the Directors may determine.

177.
In connection with any distribution, dividend or other payment in respect of Shares upon a merger, consolidation, change of control, or sale, transfer, lease, exclusive license or other disposition of all or substantially all of the assets of the Company, such distribution, dividend or payment shall be made ratably on a per share basis to the Shares.

CLOSING OF REGISTER OR FIXING RECORD DATE
178.
For the purpose of determining those Members that are entitled to receive notice of, attend or vote at any meeting of Members or any adjournment thereof, or those Members that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Member for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period which shall not exceed in any case 40 calendar days. If the Register of Members shall be so closed for the purpose of determining those Members that are entitled to receive notice of, attend or vote at a meeting of Members, the Register of Members shall be so closed for at least 10 days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

179.
In lieu of or apart from closing the Register of Members, the Directors may fix in advance a date as the record date for any such determination of those Members that are entitled to receive notice of, attend or vote at a meeting of the Members, and for the purpose of determining those Members that are entitled to receive payment of any dividend, the Directors may, at or within 90 days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

180.
If the Register of Members is not so closed and no record date is fixed for the determination of those Members entitled to receive notice of, attend or vote at a meeting of Members or those Members that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

A-28 :: BeiGene 2023 Proxy Statement

Appendix A
CLAIMS AGAINST THE COMPANY
181.
Unless otherwise determined by a simple majority of the Board, in the event that (i) any Member (the Claiming Party) initiates or asserts any claim or counterclaim (Claim) or joins, offers substantial assistance to or has a direct financial interest in any Claim against the Company and (ii) the Claiming Party (or the third party that received substantial assistance from the Claiming Party or in whose Claim the Claiming Party had a direct financial interest) does not obtain a judgment on the merits in which the Claiming Party prevails, then each Claiming Party shall, to the fullest extent permissible by law, be obligated jointly and severally to reimburse the Company for all fees, costs and expenses (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the Company may incur in connection with such Claim.

REGISTRATION BY WAY OF CONTINUATION
182.
The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

DISCLOSURE
183.
The Directors, or any service providers (including the officers, the Secretary and the registered office agent of the Company) specifically authorised by the Directors, shall be entitled to disclose to any regulatory or judicial authority any information regarding the affairs of the Company including without limitation information contained in the Register of Members and books of the Company.

EXCLUSIVE JURISDICTION OF CAYMAN ISLANDS COURTS
184.
Unless the Company consents in writing to the selection of an alternative forum, the courts of Cayman Islands shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Company to the Company or the Company’s Members, (iii) any action asserting a claim arising pursuant to any provision of the Law or these Articles, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine (as such concept is recognised under the laws of the United States of America). Any person or entity purchasing or otherwise acquiring any Share in the Company shall be deemed to have notice of and consented to the provisions of this Article.

EXCLUSIVE FORUM FOR CERTAIN LITIGATION
185.
Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any Share, ADS or other types of securities of the Company shall be deemed to have notice of and consented to the provisions of this Article.

BeiGene 2023 Proxy Statement :: A-29

Cayman Islands Company No. 247127
BEIGENE, LTD.
百濟神州有限公司
(Stock Code: NASDAQ: BGNE | HKEX: 06160 | SSE: 688235)
(the “Company”)

FORM OF PROXY

I/We
Please Print Name(s)
of
Please Print Address(es)
being (a) shareholder(s) of the Company, hereby appoint the Chairman of the meeting or of
Please Print Name		Please Print Address
as my/our proxy to vote all of my/our ordinary shares or                   ordinary shares for me/us and on my/our behalf at the annual general meeting of the shareholders of the Company (the “Annual Meeting”) to be held on June 15, 2023 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands and at any adjournment of the Annual Meeting.
The Board of Directors of the Company (the “Board of Directors”) recommends a vote FOR resolutions 1 through 16.
My/Our proxy is instructed to vote on the resolutions specified below:
	For	Against	Abstain
Resolution 1 — Ordinary Resolution
THAT Dr. Margaret Dugan be and is hereby re-elected to serve as a Class I director of the Company until the 2026 annual general meeting of the shareholders of the Company and until her successor is duly elected and qualified, subject to her earlier resignation or removal.
	☐	☐	☐
Resolution 2 — Ordinary Resolution
THAT John V. Oyler be and is hereby re-elected to serve as a Class I director of the Company until the 2026 annual general meeting of the shareholders of the Company and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
	☐	☐	☐
Resolution 3 — Ordinary Resolution
THAT Dr. Alessandro Riva be and is hereby re-elected to serve as a Class I director until the 2026 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
	☐	☐	☐
Resolution 4 — Ordinary Resolution
THAT the selection of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s reporting accounting firms for the fiscal year ending December 31, 2023 be and is hereby approved, ratified and confirmed.
	☐	☐	☐
Resolution 5 — Ordinary Resolution THAT the Board of Directors is hereby authorized to fix the auditors’ remuneration for the fiscal year ending December 31, 2023.	☐	☐	☐
Resolution 6 — Ordinary Resolution
THAT the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding our ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or American Depositary Shares (“ADSs”) not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of this ordinary resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.
	☐	☐	☐
Resolution 7 — Ordinary Resolution
THAT the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.
	☐	☐	☐

i

	For	Against	Abstain
Resolution 8 — Ordinary Resolution
THAT the Company and its underwriters be and are hereby authorized, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 6 for a period of five years, which period will be subject to an extension on a rolling basis each year.
	☐	☐	☐
Resolution 9 — Ordinary Resolution
THAT the Company and its underwriters be and are hereby authorized, in their sole discretion, to allocate to Amgen Inc. (“Amgen”), up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 6 for a period of five years, which period will be subject to an extension on a rolling basis each year.
	☐	☐	☐
Resolution 10 — Ordinary Resolution
THAT the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen be and is hereby approved.
	☐	☐	☐
Resolution 11 — Ordinary Resolution
THAT the grant of restricted share units (“RSUs”) with a grant date fair value of US$5,500,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐	☐
Resolution 12 — Ordinary Resolution
THAT the grant of RSUs with a grant date fair value of US$1,333,333 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐	☐
Resolution 13 — Ordinary Resolution
THAT the grant of RSUs with a grant date fair value of US$200,000 to each of the independent non-executive directors, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐	☐
Resolution 14 — Ordinary Resolution THAT, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, be and is hereby approved.	☐	☐	☐
Resolution 15 — Special Resolution THAT the Seventh Amended and Restated Memorandum and Articles of Association of the Company, as described in the Proxy Statement, be and is hereby approved.	☐	☐	☐
Resolution 16 — Ordinary Resolution
THAT the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above, be and is hereby approved.
	☐	☐	☐
Please tick to indicate your voting preference. This proxy, when properly executed, will be voted in the manner directed herein. If you do not complete this section, your proxy will: (i) vote in the manner recommended by the Board of Directors on the above matters presented in the proxy statement (the “Proxy Statement”) dated on or about April 27, 2023 provided with this form of proxy; and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.
Signed:	Date:	, 2023
Name:

NOTES
1.
This proxy is solicited by the Board of Directors.   A proxy need not be a shareholder of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided. The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted. If you wish to vote less than all of the ordinary shares held by you, please delete the words “all of my/our ordinary shares” and insert the number of the ordinary shares that you wish to vote. If you wish to use less than all your votes, or to cast some of your votes “FOR” and some of your votes “AGAINST” a particular resolution and some of your votes “ABSTAIN” from voting on a particular resolution, you must write the number of votes in the relevant box(es).

2.
If this form is returned without an indication as to how the proxy shall vote, the proxy will (i) vote in the manner recommended by the Board of Directors on the above matters presented in the Proxy Statement and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.

3.
If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. Abstentions will be counted for the purpose of determining the presence or absence of a quorum.

4.
This form of proxy is for use by shareholders only. If the appointor is a corporate entity this form of proxy must either be under its seal or under the hand of an officer or attorney duly authorized for that purpose.

5.
To be valid, this form must be properly executed, dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) as follows:

a.
Persons who hold our ordinary shares directly on our Cayman Islands register of members at 5:00 a.m. Cayman Islands Time on April 17, 2023 (the “Record Date”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com, so as to be received before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 13, 2023; or (2) attend the Annual Meeting in person to vote on the proposals.

b.
Persons who hold our ordinary shares directly on our Hong Kong register of members on the Record Date must either (1) return an executed form of proxy by mail or by hand to the offices of our registrar in Hong Kong (the “HK Registrar”): Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong so as to be received before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 13, 2023; or (2) attend the Annual Meeting in person to vote on the proposals.

c.
Persons who hold our RMB shares listed on the STAR Market of the Shanghai Stock Exchange on the Record Date must either (1) vote through the online voting systems of the Shanghai Stock Exchange; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of our RMB shares as of the Record Date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m.-9:25 a.m., 9:30 a.m.-11:30 a.m., and 1:00 p.m.-3:00 p.m. Beijing Time) of the STAR Market on June 15, 2023; or (ii) the internet voting platform of the Shanghai Stock Exchange (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 15, 2023. Further announcement will be made by the Company on the website of the Shanghai Stock Exchange regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the Shanghai Stock Exchange in accordance with the STAR Market Rules.

6.
Any alterations made to this form must be initialed by you.

7.
You may revoke a previously submitted proxy by (i) re-submitting this form of proxy by mail or email or by hand before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 13, 2023 or (ii) attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent form of proxy must be received by the Cayman Registrar or the HK Registrar, as applicable, prior to 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 13, 2023. Such written notice of revocation or subsequent form of proxy should be sent to the Cayman Registrar or the Hong Kong Registrar, as applicable, by mail or email or by hand.

8.
The completion and return of this form will not prevent you from attending the Annual Meeting and voting in person should you so wish, although attendance at the Annual Meeting will not in and of itself revoke this proxy.

9.
In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

10.
In the event that it is not possible or advisable for you to travel to the Cayman Islands to attend the Annual Meeting in person due to the COVID-19 pandemic, you must vote your shares prior to the Annual Meeting by returning an executed form of proxy as described above. Additionally, you may revoke a previously submitted form of proxy at any time by re- submitting this form of proxy by mail or email or by hand before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on June 13, 2023.

PERSONAL INFORMATION COLLECTION STATEMENT
Your supply of your and your proxy’s (or proxies’) name(s) and address(es) is on a voluntary basis for the purpose of processing your request for the appointment of a proxy (or proxies) and your voting instructions for the Annual Meeting of the Company (the “Purposes”). We may transfer your and your proxy’s (or proxies’) name(s) and address(es) to our agent, contractor, or third-party service provider who provides administrative, computer and other services to us for use in connection with the Purposes and to such parties who are authorized by law to request the information or are otherwise relevant for the Purposes and need to receive the information. Your and your proxy’s (or proxies’) name(s) and address(es) will be retained for such period as may be necessary to fulfill the Purposes. Request for access to and/or correction of the relevant personal data can be made in accordance with the provisions of the Personal Data (Privacy) Ordinance and any such request should be in writing by mail to Computershare Hong Kong Investor Services Limited at the above address.